File Numbers: 333-198279
811-22093

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___
☐
Post-Effective Amendment No. 19
☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 123
☒

Minnesota Life Individual Variable Universal Life Account
(Exact Name of Registrant)

Minnesota Life Insurance Company
(formerly The Minnesota Mutual Life Insurance Company)
(Name of Depositor)

400 Robert Street North, St. Paul, Minnesota 55101-2098
(Address of Depositor’s Principal Executive Offices)
1-651-665-3500
(Depositor’s Telephone Number, including Area Code)

Renee D. Montz, Esq.
Senior Vice President, Secretary and General Counsel

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b) of Rule 485
☒
on May 1, 2026 pursuant to paragraph (b) of Rule 485

☐
60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐
on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Variable Universal Life Insurance Policies

Prospectus
Variable Universal Life Defender®
Minnesota Life Insurance Company
Minnesota Life Individual Variable Universal Life Account
Variable Universal Life Insurance Policy with Fixed Indexed Account Options
This prospectus describes a Variable Universal Life Insurance Policy with Fixed Indexed Account Options (the “Policy”) issued by Minnesota Life Insurance Company (“Minnesota Life,” “we,” “us,” or “our”). The Policy is a long-term investment designed to provide life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.
You can allocate your Policy’s Accumulation Value to one or more Sub-Accounts of the Minnesota Life Individual Variable Universal Life Account (the “Variable Account”), each of which invests exclusively in one of the Portfolios listed in Appendix A. The value of your investment in the Variable Account will vary with the investment experience of the Sub-Accounts you select. You can also allocate your Policy’s Accumulation Value to one of the Minnesota Life General Account options.
Notice of Your Right to Examine This Policy.
It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or our agent within 30 days after you receive it. If you return the Policy, you will receive a full refund of any premiums within 7 days of the date we receive your notice of cancellation.

Please note that the Policy and the Portfolios:
●
are not guaranteed to achieve their goals;
●
are not federally insured;
●
are not endorsed by any bank or government agency; and
●
are subject to risks, including loss of the amount invested.
A prospectus for each of the Portfolios available through the Variable Account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.
The SEC has not approved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the staff at the SEC and is available at www.Investor.gov.
The Policy is not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus and sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.
Minnesota Life
400 Robert Street North • St. Paul, Minnesota 55101-2098
Ph 651/665-3500 • http://www.securian.com

Dated: May 1, 2026

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Key Information
Important Information You Should Consider About the Policy
Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals
If you surrender your Policy during the first fifteen Policy Years or during the first fifteen years following an increase in Face
Amount, we will assess a Surrender Charge, which may
significantly reduce the Surrender Value. Because Policy Issue
Charges can be higher for Policies with greater Face Amounts, the Surrender Charge, both as a dollar amount and as a
percentage of the Policy’s Face Amount, may increase for
Policies with higher Face Amounts.
Fee Tables

For example, if you surrender your Policy within the first 15
Policy Years or during the first 15 years following an increase in
Face Amount, you could pay a Surrender Charge of up to
$6,000.00 based on a $100,000 Face Amount, representing a
charge of 6% of the Policy’s Face Amount.

No Index Credit will be applied at surrender of the Policy prior to the end of a Segment Term.
Transaction Charges	In addition to Surrender Charges, we may assess certain transaction charges.	Policy Charges (Transaction Charges)
●If you elect to make a Policy change, we may assess a Policy Transaction Charge, which is currently $60 per transaction;
●if you elect to take a partial surrender, we may assess a Partial Surrender Transaction Charge, which is 2% of the surrendered amount (not to exceed $25); or

●if you transfer Accumulation Value among the Sub-Accounts,
the Guaranteed Interest Account and the Fixed Indexed
Accounts, we may assess a Transfer Transaction Charge,
which will not exceed $50 (we currently do not assess this
charge).

Ongoing Charges and Expenses (annual charges)
In addition to Surrender Charges and transaction charges, the
Policy is subject to certain ongoing charges and expenses,
including the Premium Charge, the Monthly Policy Charge, the
Policy Issue Charge, the Cost of Insurance Charge, a Mortality
and Expense Risk Charge, an Indexed Account Charge, a Cash
Extra Charge. and charges for any Agreements you elect. These charges and fees are based on the characteristics of the insured, including the insured's Age, gender, Risk Class and Face
Amount.
Fee Tables
You should refer to your Policy data pages for rates that are applicable to your Policy.

The table below describes the total annual portfolio operating expenses (expenses that are deducted from Portfolio assets
include management fees, distribution or service (12b-1) fees, and other expenses) that you will pay while you own the Policy.

The table shows the minimum and maximum expenses (as a
percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2025. More details
concerning each Portfolio’s fees and expenses are contained in
Appendix A.

Fees and Expenses	Location in Prospectus
Annual Fee Portfolio Operating Expenses	Minimum 0.09%	Maximum 1.76%

	Risks	Location in Prospectus
Risk of Loss	You have the risk that you can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment
The Policy is not a short-term investment and may not be
appropriate for Policy Owners who need ready access to cash.
The Policy combines both life insurance protection and the
potential for the accumulation of cash values; however, it
contains costs, such as cost of insurance, surrender charges, and other expenses that, in the short term, may reduce the amount of Accumulation Value available to the Policy Owner.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
The Policy Accumulation Value, to the extent invested in a
Sub-Account, is subject to the risk of poor investment
performance and can vary with the positive or negative
investment experience of the corresponding Portfolio. Each
investment option, including any of the Variable Account
Sub-Accounts, the Guaranteed Interest Account, or the Fixed
Indexed Accounts, will each have its own unique risks. The
Policy Owner should review these investment options before
making an investment in the Policy.
Principal Risks of Investing in the Policy
Insurance Company Risks
Guarantees provided by Minnesota Life as to the benefits
promised in the contract, such as payment of the Death Benefit, are subject to the claims paying ability of Minnesota Life and are subject to the risk that Minnesota Life may default on its
obligations under those guarantees. The Guaranteed Interest
Account, the Fixed Indexed Accounts and the Fixed Loan
Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the
Variable Account and any other separate accounts which we
may establish. Investors look to the financial strength of
Minnesota Life for its insurance guarantees. Information about
Minnesota Life, and its financial strength ratings, are available upon request. You may call us at 1-844-208-2412 for additional information or visit our website at www.securian.com/about-
us/ratings.
Principal Risks of Investing in the Policy
Contract Lapse
There is the risk that the Policy may terminate. If your Policy terminates, no Death Benefit will be paid if the insured dies and all the Agreements added to the Policy will also terminate. As described in the “Termination” and “Reinstatement” sections of this prospectus, Termination will only occur when the
Accumulation Value under the Policy, less the sum of any
outstanding policy loans and unpaid Policy Loan Interest, is insufficient to cover the monthly charges, and the subsequent
Grace Period expires without sufficient payment being made to keep the Policy in force. You may reinstate a terminated Policy, subject to certain conditions, which include, providing evidence of insurability satisfactory to us and payment of premiums or repayment of Policy loans. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner.
Termination and Reinstatement

	Restrictions	Location in Prospectus
Investments
●Accumulation Value in the Fixed Indexed Account Segments
are subject to the Policy’s transfer restrictions, which may limit transfers out of the Fixed Indexed Accounts to the end of a Segment Term, or which would lead to no Index Credit
being applied.
●We reserve the right to limit transfers to and from the
Guaranteed Interest Account to one transfer per Policy Year.
We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account.
●We reserve the right to require that the amount transferred to or from a Sub-Account, Fixed Indexed Account Segments, or
the Guaranteed Interest Account be at least $250.
●We reserve the right to remove a Sub-Account or substitute
another mutual fund or Portfolio for a Sub-Account.
Policy Limitations
Optional Benefits
If you have added the LTC Agreement or the Accelerated Death
Benefit for Chronic Illness Agreement, when you make a claim and we make a benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Variable
Account to the Guaranteed Interest Account. Your
Accumulation Value in the Fixed Indexed Account Segments
will also be transferred to the Guaranteed Interest Account at the end of the Segment Terms for each Segment. If we are
paying benefits, you will only be able to allocate premium
payments and loan repayments to the Guaranteed Interest
Account.
Other Benefits Available Under the Contract

	Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Full and Partial Surrenders could be subject to
ordinary income tax, and, if your Policy is a MEC (“Modified
Endowment Contract”), partial surrenders and loans could be
subject to tax penalties.
Taxes (Tax Treatment of Policy Benefits)

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
We pay broker-dealers that sell our Policies a commission that is based upon the premium you pay for the Policy. The
broker-dealers, in turn, pay their registered representatives all or a portion of that commission for the sale. We may also pay
broker-dealers additional amounts in the form of revenue
sharing and marketing allowances for the sale of our Policies.
These broker-dealers and their registered representatives may have a financial incentive to offer or recommend the Policy over another investment.
Policy Charges (Compensation Paid for the Sale of Policies)
Exchanges
Some registered representatives may have a financial incentive to offer you a new Policy in place of the one you may already own. You should only exchange your existing policy if you
determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue your existing Policy.
General Description of the Policy (1035 Exchanges or Replacements)

Overview of the Policy
Purpose
This prospectus describes a flexible premium variable universal life insurance policy called Defender VUL. This prospectus describes two versions of the Defender VUL Insurance Policy, “Defender 2001 CSO” and “Defender 2017 CSO.” In states where the policy forms were approved, Defender 2001 CSO was issued prior to May 1, 2019 and Defender 2017 CSO after that date. You should only purchase this Policy if you need death benefit protection. The Policy may also be appropriate for persons seeking the potential for the accumulation of cash values over a long-term investment horizon in addition to life insurance protection; however, it may be unsuitable as a short-term investment due to the costs of insurance and the expenses charged.
Premiums
The Policy allows for the growth of Accumulation Value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The amount of the Initial Minimum Premium will depend on the Policy’s Initial Face Amount, the Death Benefit option, the insured’s Age at issue, gender, Risk Classification and any additional benefit Agreements chosen. Any premium payment after the Initial Minimum Premium must be at least $50; however, for premiums paid under an automatic payment plan, the minimum premium payment may be as low as $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy. Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to fail the life insurance qualification test or become a MEC. See “Policy Premiums” for more information regarding premium payments.
Your Net Premiums will become part of the Policy Accumulation Value. The Accumulation Value of the Policy may be invested in the Sub-Accounts of the Variable Account. In turn, each Sub-Account invests exclusively in a corresponding Portfolio of a Fund. Thus, your Accumulation Value, to the extent invested in a Sub-Account, will vary with the positive or negative investment experience of the corresponding Portfolio.
If you seek a fixed return on your Accumulation Value, you can allocate Net Premiums and Accumulation Value to the Guaranteed Interest Account, which credits a fixed rate of interest and is part of Minnesota Life’s General Account.
You may also allocate Net Premiums and Accumulation Value to one or more of the Fixed Indexed Accounts, Indexed Account A, Indexed Account B, and Indexed Account G, each of which credits interest based in part upon changes in an underlying Index.
Additional information about the Variable Account Sub-Accounts is provided in Appendix A to this Prospectus, “Portfolio Companies Available Under the Contract.”
If you do not pay a sufficient amount of premiums into the Policy, the Policy may lapse, causing your rights and benefits under the Policy to terminate.
Policy Features
The Policy provides two Death Benefit options: the Level Option and the Increasing Option.
Under the Level Option, the Death Benefit is the Face Amount of the Policy. If the Level Option is in effect, the Death Benefit payable will generally not be affected by either the negative or positive investment performance of the investment options.
Under the Increasing Option, the Death Benefit equals the Face Amount of the Policy plus the Accumulation Value at the time of death of the insured. If the Increasing Option is in effect, the Death Benefit payable will reflect the investment performance of the investment options in which Accumulation Value has been invested.

You may surrender the Policy at any time or make a partial surrender of the Accumulation Value of the Policy after the first Policy Year. The maximum partial surrender that you may make at any time is equal to the Accumulation Value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. You may also borrow an amount up to your Accumulation Value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences.
We offer sixteen Agreements that provide supplemental insurance benefits under the Policy. Unless otherwise noted in the footnote following the table, each of the optional agreements will have a periodic or transaction charge for adding or exercising the agreement. Seven of the Agreements are no longer available for sale. Please consult your financial professional for availability of all Agreements in your state.
Agreement	Defender 2001 CSO Policies	Defender 2017 CSO Policies
Accelerated Death Benefit for Chronic Illness Agreement	Not available	Available at issue of the Policy
Accelerated Death Benefit for Terminal Illness Agreement*	Available post issue of the Policy	Available at issue and post issue of the Policy
Accidental Death Benefit Agreement	Not available	Not available
Business Continuation Agreement	Not available	Not available
Children's Term Agreement	Not available	Not available
Death Benefit Guarantee Flex Agreement	Not available	Not available
Guaranteed Insurability Option Agreement	Not available	Available at issue of the Policy
Guaranteed Insurability Option for Business Agreement	Not available	Not available
Inflation Agreement	Not available	Available at issue of the Policy
Level Term Insurance Agreement	Not available	Available at issue of the Policy
Long Term Care Agreement	Not available	Available at issue of the Policy
No Lapse Guarantee Agreement	Not available	Available at issue of the Policy
Overloan Protection Agreement	Available post issue of the Policy	Available at issue and post issue of the Policy
Premium Deposit Account Agreement*	Available post issue of the Policy	Available at issue and post issue of the Policy
Waiver of Charges Agreement	Not available	Not available
Waiver of Premium Agreement	Not available	Available at issue of the Policy
*
There is no charge for the Accelerated Death Benefit for Terminal Illness Agreement or the Premium Deposit Account Agreement.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Except as otherwise specifically noted in the tables below, the fees and expenses are the same for both the 2001 CSO Policy and the 2017 CSO Policy. The charges may not be representative of the charges you will pay. Your Policy’s data pages indicate the charges applicable to your Policy. More information about your charges is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.
Transaction Fees
This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Charge(1)	Upon premium payment, expressed as a percentage of premium payment	10 percent (includes premium taxes which may range from 0 percent to 2.5 percent)	5 percent (includes premium taxes which may range from 0 percent to 2.5 percent)
Policy Change Transaction Charge	Upon change in Face Amount, Death Benefit option, or Risk Class	$100	$60
Surrender Charge for Policies issued prior to May 16, 2015	When you surrender your Policy during the first 15 Policy Years
For the Initial Face
Amount or any Face
Amount increase the
sum of any remaining
Policy Issue Charges
for the Initial Face
Amount or the Face
Amount increase, as
applicable, measured
from policy
Termination or full
surrender to the end
of the 15 year
surrender charge
period.

For the Initial Face
amount or any Face
Amount increase the
sum of any remaining
Policy Issue Charges
for the Initial Face
amount or the Face
Amount increase, as
applicable, measured
from policy
Termination or full
surrender to the end
of the 15 year
surrender charge
period.

Surrender Charge for Policies issued after May 16, 2015	When you surrender your Policy during the first 15 Policy Years
The surrender charge
is equal to the lesser of
(i) 60 times the Policy
Issue Charge for the
Initial Face Amount
increase; or(ii) the
sum of any remaining
Policy Issue Charges
for the Initial Face
Amount or Face
Amount increase,
multiplied by a factor
of 3.75, as applicable.

The surrender charge
is equal to the lesser of
(i) 60 times the Policy
Issue Charge for the
Initial Face Amount
increase; or(ii) the
sum of any remaining
Policy Issue Charges
for the Initial Face
Amount or Face
Amount increase,
multiplied by a factor
of 3.75, as applicable.

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Surrender Charge
On a Policy with a
$100,000 Face
Amount, if you
surrender the Policy
within the first 15
Policy Years or during
the first 15 years
following an increase
in Face Amount, you
could pay a Surrender
Charge of up to
$6,000.00,
representing a charge
of 6 percent of the
Policy’s Face Amount.

On a Policy with a
$100,000 Face
Amount, if you
surrender the Policy
within the first 15
Policy Years or during
the first 15 years
following an increase
in Face Amount, you
could pay a Surrender
Charge of up to
$6,000.00,
representing a charge
of 6 percent of the
Policy’s Face Amount.

Partial Surrender Transaction Charge	Upon partial surrender, expressed as a percentage of amount surrendered	2 percent, not to exceed $25	2 percent, not to exceed $25
Illustrative Report Charge(2)	When an additional Illustrative Report is requested	$250 per Illustrative Report	$0 per Illustrative Report
Overloan Protection Agreement
Maximum Charge(3)	Upon exercise of Agreement, expressed as a percentage of Policy Accumulation Value upon exercise of Agreement	7 percent	5 percent
(1)
The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.
(2)
The charge for Illustrative Reports will apply when the Policy Owner requests more than one Illustrative Report in one year.
(3)
The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 70.
Periodic Charges Other Than Investment Option Operating Expenses
The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.
2001 CSO Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, expressed as an amount of Face Amount	$12 plus $0.0125 per $1,000	$8

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Policy Issue Charge(1) (2001 CSO)
Maximum Charge(2)	Monthly, within the first fifteen Policy Years, and within the first fifteen years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.55 per $1,000	$0.55 per $1,000
Minimum Charge(3)	Monthly, within the first fifteen Policy Years, and within the first fifteen years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.007 per $1,000	$0.007 per $1,000
Charge for Insured Age 50 in Female, Preferred Select Non-Tobacco Risk Class, with Level Option Death Benefit	Monthly, within the first fifteen Policy Years, and within the first fifteen years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.09 per $1,000	$0.09 per $1,000
Cost of Insurance Charge(4) (2001 CSO)
Maximum Charge	Monthly, expressed as an amount of Net Amount at Risk	$83.33 per $1,000	$83.33 per $1,000
Minimum Charge	Monthly, expressed as an amount of Net Amount at Risk	$0.004 per $1,000(5)	$0.003 per $1,000
Charge for Insured Age 50 in Female, Preferred Select Non-Tobacco Risk Class	Monthly, expressed as an amount of Net Amount at Risk	$0.234 per $1,000	$0.083 per $1,000
Mortality and Expense Risk Charge	Monthly, expressed as a percentage of the Policy Accumulation Value	0.90 percent annually (0.075 percent monthly)	0.30 percent annually through Policy Year 15 (0.025 percent monthly through Policy Year 15)
Indexed Accounts A, B and G Indexed Account Charge(6)	Monthly, expressed as a percentage of Accumulation Value in Indexed Accounts A, B and G and in Interim Account	0.60 percent annually (0.05 percent monthly)	0.00 percent
Cash Extra Charge(7)
Maximum Charge	Monthly, expressed as an amount of Face Amount	$100 per $1,000	$100 per $1,000
Minimum Charge	Monthly	$0	$0

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Charge for Insured Age 50 in Female, Preferred Select Non-Tobacco Risk Class, Impaired Driving History	Monthly, expressed as an amount of Initial Face Amount	$0.01 per $1,000	$0.01 per $1,000
Net Fixed Interest Rate Policy Loan Interest Charge(8)
Annually, on each Policy
Anniversary, and upon a
policy loan transaction,
full surrender, policy
Termination or death of
the Insured, expressed as
a percentage of interest
on outstanding policy
fixed rate loan balance
		For policies in force less than ten years, 1.0 percent annual rate	For policies in force less than ten years, 1.0 percent annual rate. For policies in force more than ten years, 0.10 percent annual rate.
Variable Rate Policy Loan Interest Charge	Annually, on each Policy Anniversary, and upon a policy loan transaction, full surrender, policy Termination or death of the Insured
The greater of:
(1) the published
monthly average
(Moody’s Corporate
Bond Yield Average-
Monthly Average
Corporates) as published
by Moody’s Investors
Service, Inc. or its
successor for the
calendar month ending
two months prior to the
date the rate of interest
for the policy loan is
determined, and
(2) the guaranteed
interest rate for the
Guaranteed Interest
Account plus one
(1) percent per annum.
4 percent
(1)
The Policy Issue Charge varies based on the insured’s gender, Risk Class, Age, the Death Benefit Option, and Face Amount chosen. For Polices that are terminated or fully surrendered within the first fifteen years after Policy issue or within fifteen years of an increase in Face Amount, we will assess a surrender charge equal to the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase, multiplied by a factor of 3.75, as applicable.
(2)
The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Standard Tobacco Risk Class, Age 75, Level Option Death Benefit, $100,000 Face Amount.
(3)
The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Tobacco Risk Class, Age 0, Level Option Death Benefit, $100,000 Face Amount.
(4)
The Cost of Insurance Charge will vary based on the insured’s gender, Risk Class, and Age.
(5)
The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the policy data pages of your Policy, minus Policy Accumulation Value.
(6)
The Indexed Account Charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available the Fixed Indexed Accounts.

(7)
The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured’s gender, Risk Class and Age. See the Cash Extra Charge discussion in the section entitled “Policy Charges — Cash Extra Charge.”
(8)
We charge interest on Policy loans, but we also credit interest on the Fixed Loan Account value we hold as collateral on Policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of five percent (5.0 percent) and the interest credited on the Fixed Loan Account Accumulation Value, which is an annual rate of four percent (4.0 percent) for Policies held less than ten years and an annual rate of four and nine-tenths percent (4.9 percent) for Policies held more than ten years.
2017 CSO Policy
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, expressed as an amount of Face Amount	$12 plus $0.0125 per $1,000	$8
Policy Issue Charge(1) (2017 CSO)
Maximum Charge(2)	Monthly, within the first fifteen Policy Years, and within the first fifteen years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.455 per $1,000	$0.455 per $1,000
Minimum Charge(3)	Monthly, within the first fifteen Policy Years, and within the first fifteen years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.060 per $1,000	$0.060 per $1,000
Charge for Insured Age 50 in Female, Preferred Select Non-Tobacco Risk Class, with Level Option Death Benefit	Monthly, within the first fifteen Policy Years, and within the first fifteen years of an increase in Face Amount, expressed as an amount of Initial Face Amount or Face Amount increase	$0.148 per $1,000	$0.148 per $1,000
Cost of Insurance Charge(4) (2017 CSO)
Maximum Charge	Monthly, expressed as an amount of Net Amount at Risk	$83.33 per $1,000	$44.22 per $1,000
Minimum Charge	Monthly, expressed as an amount of Net Amount at Risk	$0.018 per $1,000(5)	$0.004 per $1,000

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Charge for Insured Age 50 in Female, Preferred Select Non-Tobacco Risk Class	Monthly, expressed as an amount of Net Amount at Risk	$0.235 per $1,000	$0.083 per $1,000
Mortality and Expense Risk Charge	Monthly, expressed as a percentage of the Policy Accumulation Value	0.90 percent annually (0.075percent monthly)	0.30 percent annually through Policy Year 15 (0.025percent monthly through Policy Year 15)
Indexed Accounts A, B and G Indexed Account Charge(6)	Monthly, expressed as a percentage of Accumulation Value in Indexed Accounts A, B and G and in Interim Account	0.60 percent annually (0.05 percent monthly)	0.00 percent
Cash Extra Charge(7)
Maximum Charge	Monthly, expressed as an amount of Face Amount	$100 per $1,000	$100 per $1,000
Minimum Charge	Monthly	$0	$0
Charge for Insured Age 50 in Female, Preferred Select Non-Tobacco Risk Class, Impaired Driving History	Monthly, expressed as an amount of Initial Face Amount	$0.01 per $1,000	$0.01 per $1,000
Net Fixed Interest Rate Policy Loan Interest Charge(8)
Annually, on each Policy
Anniversary, and upon a
policy loan transaction,
full surrender, policy
Termination or death of
the Insured, expressed as
a percentage of interest
on outstanding policy
fixed rate loan balance
		For policies in force less than ten years, 1.0 percent annual rate	For policies in force less than ten years, 1.0 percent annual rate. For policies in force more than ten years, 0.10 percent annual rate.
Variable Rate Policy Loan Interest Charge	Annually, on each Policy Anniversary, and upon a policy loan transaction, full surrender, policy Termination or death of the Insured
The greater of:
(1) the published
monthly average
(Moody’s Corporate
Bond Yield Average-
Monthly Average
Corporates) as published
by Moody’s Investors
Service, Inc. or its
successor for the
calendar month ending
two months prior to the
date the rate of interest
for the policy loan is
determined, and
(2) the guaranteed
interest rate for the
Guaranteed Interest
Account plus one
(1) percent per annum.
4 percent

(1)
The Policy Issue Charge varies based on the insured’s gender, Risk Class, Age, the Death Benefit Option, and Face Amount chosen. For Polices that are terminated or fully surrendered within the first fifteen years after Policy issue or within fifteen years of an increase in Face Amount, we will assess a surrender charge equal to the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase, multiplied by a factor of 3.75, as applicable.
(2)
The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco Risk Class, Age 75, Level Option Death Benefit, $100,000 Face Amount.
(3)
The minimum Policy Issue Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco Risk Class, Age 0, Level Option Death Benefit, $100,000 Face Amount.
(4)
The Cost of Insurance Charge will vary based on the insured’s gender, Risk Class, and Age.
(5)
The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the policy data pages of your Policy, minus Policy Accumulation Value.
(6)
The Indexed Account Charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available the Fixed Indexed Accounts.
(7)
The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured’s gender, Risk Class and Age. See the Cash Extra Charge discussion in the section entitled “Policy Charges — Cash Extra Charge.”
(8)
We charge interest on Policy loans, but we also credit interest on the Fixed Loan Account value we hold as collateral on Policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of five percent (5.0 percent) and the interest credited on the Fixed Loan Account Accumulation Value, which is an annual rate of four percent (4.0 percent) for Policies held less than ten years and an annual rate of four and nine-tenths percent (4.9 percent) for Policies held more than ten years.

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Waiver of Premium Agreement(17)
Maximum Charge(2)	Monthly, expressed as an amount of Face Amount	$0.61 per $1,000	$0.61 per $1,000
Minimum Charge(3)	Monthly, expressed as an amount of Face Amount	$0.005 per $1,000	$0.005 per $1,000
Charge for Insured Age 50 in Male, Preferred Select Non-Tobacco Risk Class, with Level Option Death Benefit	Monthly, expressed as an amount of Face Amount	$0.10 per $1,000	$0.10 per $1,000
Waiver of Charges Agreement**
Maximum Charge(4)	Monthly, expressed as an amount of Face Amount	$0.56 per $1,000	$0.56 per $1,000
Minimum Charge(5)	Monthly, expressed as an amount of Face Amount	$0.003 per $1,000	$0.003 per $1,000

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Charge for Insured Age 50 in Female, Preferred Select Non-Tobacco Risk Class, with Level Option Death Benefit	Monthly, expressed as an amount of Face Amount	$0.074 per $1,000	$0.074 per $1,000
Accidental Death Benefit Agreement**
Maximum Charge(6)	Monthly, expressed as an amount of Face Amount	$0.14 per $1,000	$0.14 per $1,000
Minimum Charge(7)	Monthly, expressed as an amount of Face Amount	$0.01 per $1,000	$0.01 per $1,000
Charge for Insured Age 50 in Male, Standard Non-Tobacco Risk Class, with Level Option Death Benefit	Monthly, expressed as an amount of Face Amount	$0.08 per $1,000	$0.08 per $1,000
Level Term Insurance Agreement (issued prior to May 1, 2019)
Maximum Charge(8)	Monthly, expressed as an amount of Face Amount	$83.33 per $1,000	$13.44 per $1,000
Minimum Charge(9)	Monthly, expressed as an amount of Face Amount	$0.015 per $1,000	$0.005 per $1,000
Charge for Insured Age 50 in Male, Standard Non-Tobacco Risk Class, with Level Option Death Benefit	Monthly, expressed as an amount of Face Amount	$0.28 per $1,000	$0.17 per $1,000
Children’s Term Agreement**	Monthly, expressed as an amount of coverage	$0.195 per $1,000	$0.063 per $1,000
Guaranteed Insurability Option(10)
Maximum Charge(11)	Monthly, expressed as an amount of additional insurance coverage	$0.192 per $1,000	$0.192 per $1,000
Minimum Charge(12)	Monthly, expressed as an amount of additional insurance coverage	$0.032 per $1,000	$0.032 per $1,000
Charge for Insured Age 0 in Male, Preferred Non-Tobacco Risk Class	Monthly, expressed as an amount of additional insurance coverage	$0.032 per $1,000	$0.032 per $1,000
Long Term Care Agreement (Issued before 2017)(13)
Maximum Charge(14)	Monthly, expressed as an amount of long term care Net Amount at Risk	$5.429 per $1,000	$3.529 per $1,000
Minimum Charge(15)	Monthly, expressed as an amount of long term care Net Amount at Risk	$0.014 per $1,000	$0.0048 per $1,000

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Charge for Insured Age 55 in Male, Standard Non-Tobacco Risk Class, 2 Percent Monthly Benefit Percentage	Monthly, expressed as an amount of long term care Net Amount at Risk	$0.287 per $1,000	$0.110 per $1,000
Long Term Care Agreement (Issued 2025 or after)(13)
Maximum Charge(16)	Monthly, expressed as an amount of long term care Net Amount at Risk	$5.429 per $1,000	$3.529 per $1,000
Minimum Charge(17)	Monthly, expressed as an amount of long term care Net Amount at Risk	$0.014 per $1,000	$0.0042 per $1,000
Charge for Insured Age 55 in Male, Standard Non-Tobacco Risk Class, 48-month Benefit Period	Monthly, expressed as an amount of long term care Net Amount at Risk	$0.287 per $1,000	$0.110 per $1,000
Inflation Agreement(18)
Maximum Charge	Monthly	$5.00	$5.00
Minimum Charge	Monthly	$0.50	$0.50
Current Charge for all Insureds	Monthly	$0.83	$0.83
Guaranteed Insurability Option for Business(19)**
Maximum Charge(20)	Monthly, expressed as an amount of additional insurance coverage	$0.602 per $1,000	$0.602 per $1,000
Minimum Charge(21)	Monthly, expressed as an amount of additional insurance coverage	$0.065 per $1,000	$0.065 per $1,000
Charge for Insured Male Standard Non-Tobacco, Age 45	Monthly, expressed as an amount of additional insurance coverage	$0.273 per $1,000	$0.273 per $1,000
Business Continuation Agreement(22)**
Maximum Charge per designated life(23)	Monthly, expressed as an amount of additional insurance coverage	$0.328 per $1,000	$0.328 per $1,000
Minimum Charge per designated life(24)	Monthly, expressed as an amount of additional insurance coverage	$0.0083 per $1,000	$0.0083 per $1,000
Charge for Insured Male, Standard Non-Tobacco, Age 40, Designated Insured Male Non-Tobacco, Age 40	Monthly, expressed as an amount of additional insurance coverage	$0.013 per $1,000	$0.013 per $1,000

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
Death Benefit Guarantee Flex Agreement**
Maximum Charge(25)	Monthly, expressed as an amount of Initial Face Amount or Face Amount increase including any Level Term Insurance Face Amount	$0.34 per $1,000	$0.34 per $1,000
Minimum Charge(26)	Monthly, expressed as an amount of Initial Face Amount or Face Amount increase including any Level Term Insurance Face Amount	$0.24 per $1,000	$0.24 per $1,000
Charge for Insured Male Standard Non-Tobacco, Level Death Benefit Option Age 55	Monthly, expressed as an amount of Initial Face Amount or Face Amount increase including any Level Term Insurance Face Amount	$0.087 per $1,000	$0.087 per $1,000
Accelerated Death Benefit for Chronic Illness Agreement(27)
Maximum Charge(28)	Monthly, expressed as an amount of chronic illness Net Amount at Risk	$3.619 per $1,000	$2.353 per $1,000
Minimum Charge(29)	Monthly, expressed as an amount of chronic illness Net Amount at Risk	$0.014 per $1,000	$0.00483 per $1,000
Charge for Insured Age 55 in Male, Standard Non-Tobacco Risk Class, 2 Percent Monthly Benefit Percentage	Monthly, expressed as an amount of chronic illness Net Amount at Risk	$0.287167 per $1,000	$0.11 per $1,000
Level Term Insurance Agreement (issued after May 1, 2019)
Maximum Charge(30)	Monthly, expressed as an amount of Face Amount	$37.54 per $1,000	$32.97 per $1,000
Minimum Charge(31)	Monthly, expressed as an amount of Face Amount	$0.018 per $1,000	$0.005 per $1,000
Charge for Insured Age 50 in Male, Standard Non-Tobacco Risk Class, with Level Option Death Benefit	Monthly, expressed as an amount of Face Amount	$0.28 per $1,000	$0.17 per $1,000

Charge for Agreement(1)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge*	Current Charge
No Lapse Guarantee Agreement
Maximum Charge(32)	Monthly, expressed as an amount of Initial Face Amount or Face Amount increase including any Level Term Insurance Face Amount	$0.33 per $1,000	$0.33 per $1,000
Minimum Charge(33)	Monthly, expressed as an amount of Initial Face Amount or Face Amount increase including any Level Term Insurance Face Amount	$0.024 per $1,000	$0.024 per $1,000
Charge for Insured Male Standard Non-Tobacco, Level Death Benefit Option Age 55	Monthly, expressed as an amount of Initial Face Amount or Face Amount increase including any Level Term Insurance Face Amount	$0.087 per $1,000	$0.087 per $1,000
(1)
The charges for the Waiver of Premium Agreement, Waiver of Charges Agreement, Accidental Death Benefit Agreement, Level Term Insurance Agreement, Guaranteed Insurability Option, Long Term Care Agreement and Accelerated Death Benefit for Chronic Illness Agreement vary based on the insured’s gender, Risk Class, Age, and Death Benefit option.
(2)
The maximum Waiver of Premium Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Age 59, Increasing Death Benefit Option.
(3)
The minimum Waiver of Premium Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Level Death Benefit Option.
(4)
The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 59, Increasing Death Benefit Option.
(5)
The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 0, Increasing Death Benefit Option.
(6)
The maximum Accidental Death Benefit Agreement Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Issue Age 70.
(7)
The minimum Accidental Death Benefit Agreement Charge assumes that the insured has the following characteristics: Male, Preferred Non-Tobacco, Issue Age 0.
(8)
The maximum Level Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 90, Level Death Benefit Option.
(9)
The minimum Level Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 6, Level Death Benefit Option.
(10)
The Guaranteed Insurability Option (GIO) Charge varies based upon the insured’s gender, Risk Class, Age and the amount of additional coverage layer that is elected when the GIO is purchased. See the Guaranteed Insurability Option discussion in the section entitled “Supplemental Agreements.”

(11)
The maximum Guaranteed Insurability Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 37.
(12)
The minimum Guaranteed Insurability Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, Age 0.
(13)
See the Long Term Care Agreement discussion in the section entitled “Supplemental Agreements.”
(14)
The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4% monthly benefit.
(15)
The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2% monthly benefit.
(16)
The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 24-month benefit period.
(17)
The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 72-month benefit period.
(18)
The Inflation Agreement Charge is the same for all genders, Risk Classes, and Ages. See the Inflation Agreement discussion in the section entitled “Supplemental Agreements.”
(19)
The Guaranteed Insurability Option for Business (GIOB) Charge varies based upon the insured’s Age and tobacco status. See the Guaranteed Insurability Option for Business discussion in the section entitled “Supplemental Agreements.”
(20)
The maximum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 54.
(21)
The minimum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Female, Standard Non-Tobacco, Age 18.
(22)
The Business Continuation Agreement Charge varies based upon the insured’s Age and tobacco status. See the Business Continuation Agreement discussion in the section entitled “Supplemental Agreements.”
(23)
The maximum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Tobacco, Age 55, Designated Insured Male Standard Tobacco, Age 70.
(24)
The minimum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Non-Tobacco, Age 18, Designated Insured Male Non-Tobacco, Age 18.
(25)
The maximum Death Benefit Guarantee Flex Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Age 75.
(26)
The minimum Death Benefit Guarantee Flex Charge assumes that the insured has the following characteristics: Female, Preferred Non-tobacco, Age 0.
(27)
See the Accelerated Death Benefit for Chronic Illness Agreement discussion in the section entitled “Supplemental Agreements.”
(28)
The maximum Accelerated Death Benefit for Chronic Illness Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Issue Age 80, 4% monthly benefit.
(29)
The minimum Accelerated Death Benefit for Chronic Illness Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Issue Age 20, 2% monthly benefit.

(30)
The maximum Level Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 99, Level Death Benefit Option.
(31)
The minimum Level Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, Age 10, Level Death Benefit Option.
(32)
The maximum No Lapse Guarantee Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, Age 75.
(33)
The minimum No Lapse Guarantee Agreement Charge assumes that the insured has the following characteristics: Female, Preferred, Non-Tobacco, Age 0.
*
Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.
**
The Waiver of Charges Agreement, Accidental Death Benefit Agreement, Children's Term Agreement, Guaranteed Insurability Option for Business Agreement, Business Continuation Agreement and Death Benefit Guarantee Flex Agreement are no longer available for purchase.
Total Annual Operating Expenses of the Funds(1)(2)
The next table describes the total annual portfolio operating expenses that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Portfolio assets) charged by any of the Portfolios for the fiscal year ended December 31, 2025. A complete list of Portfolio Companies available under the Policy, including their annual expenses, may be found at the back of this document.
Charge	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets include management fees, distribution or service (12b-1) fees, and other expenses)	0.09%	1.76%
(1)
If the Policy Owner is deemed to have engaged in “market-timing” the Funds may assess redemption fees. See “Market-Timing and Disruptive Trading.”
(2)
The minimum and maximum Total Annual Portfolio Company Operating Expense figures in the above table do not reflect the effect of any fee waiver or expense reimbursement arrangement.
Principal Risks of Investing in the Policy
Sub-Account Investment Risk. Your Accumulation Value under the Policy, to the extent invested in the Sub-Accounts of the Variable Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the Sub-Accounts may reduce your Accumulation Value under the Policy. You are also subject to the risk that the investment performance of the Sub-Accounts you select may be less favorable than that of other Sub-Accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. Additionally, you could lose money you have invested in the Policy due to poor investment performance of the Sub-Accounts. The Policy also offers you the opportunity to have your Accumulation Value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The Death Benefit may also increase and decrease with investment experience.

Portfolio Risks. There is no assurance that any Portfolio will achieve its stated investment objective. A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the Portfolios’ prospectuses for more information. The amounts you invest in a particular Portfolio are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money by investing in the Portfolios.
Risks Associated with Designated Funds.  The Designated Funds use managed volatility strategies to help limit the Fund’s overall volatility and reduce the effects of significant market downturns during periods of high equity market volatility. The managed volatility strategy could also limit a Fund’s ability to participate in rising equity markets compared to otherwise similar Funds that do not use a managed volatility strategy. Because the use of a managed volatility strategy may, in some markets, suppress the investment performance of a Designated Fund compared to other similar Funds that do not employ such a strategy, investment in a Designated Fund could limit the growth of Accumulation Value under the Policy. See Appendix A to this Prospectus, “Portfolio Companies Available Under the Contract,” for a table that contains the Designated Funds.
Fixed Indexed Accounts. The interest credited under the Fixed Indexed Accounts will vary in part depending upon the performance of an underlying Index. For Indexed Account A, Indexed Account B and Indexed Account G, if the underlying Index declines or does not change in a given year, you bear the risk that no Index Credits will be added to your Accumulation Value in an Indexed Account Segment at the end of the Index Credit Term. You also bear the risk that sustained declines in the underlying Index may result in Index Credits not being credited to your Accumulation Value for a prolonged period of time and you may need to increase your premium payments in order to keep the Policy in force. Conversely, if the investment performance of the underlying Index exceeds the Growth Cap for the Segment, the Index Credits credited to your Accumulation Value would be limited to the Growth Cap for that Segment multiplied by the Participation Rate which may be less than the increase in the underlying Index over the Segment Term. In addition, the amount of any partial surrender or deduction of monthly policy charges from a Segment prior to the end of the Index Credit Term will not receive an Index Credit.
We manage our obligation to credit Index Credits in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap on Segment Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Index Credit Term for any Indexed Account. If we do so, the amount of the Index Credit which you may have otherwise have received would be reduced. Although the Growth Cap may not be less than the guaranteed minimum Growth Cap, it is within our sole discretion to set the Growth Cap for any indexed Segment.
We may, at our sole discretion, change the Participation Rate for future Index Credit Terms on amounts allocated to Indexed Account G. If we do so, the amount of the Index Credit which you may have otherwise have received could be reduced. It is within our sole discretion to change the current Participation Rate for Indexed Account G; however, it will never be less than 30% or greater than 200%.
There is no guarantee that the underlying Indices will be available during the entire time you own your Policy. If an Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index may differ from the currently available underlying Indices. This, in turn, may affect the Index Credits you earn.
There is no guarantee that we will continue to offer the Fixed Indexed Accounts during the entire time you own your Policy. We may discontinue offering any or all of the Fixed Indexed Accounts at any time. If we discontinue offering any or all of the Fixed Indexed Accounts, you may transfer Accumulation

Value from the Fixed Indexed Accounts to any other investment options available under the Policy. If you do not do so, your Accumulation Value in the Fixed Indexed Account will be reallocated to the Guaranteed Interest Account.
Allocating Net Premiums or Accumulation Value to one or all of the Fixed Indexed Accounts is not equivalent to investing in the underlying stocks comprising the underlying Indices. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.
If you surrender your Policy before the end of an Index Credit Term, no Index Credit will be credited to your Accumulation Value in that Index Credit Term.
See also the Fixed Indexed Accounts section of the General Description of the Policy portion of this prospectus for information on Growth Caps and Participation Rates that apply to the Fixed Indexed Accounts.
Policy Loan Risks. A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Sub-Accounts. In addition, a charge is deducted from your Accumulation Value each month while there is a Policy loan outstanding. The Death Benefit is reduced by the amount of any outstanding Policy indebtedness. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the Policy loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy indebtedness reduces the Surrender Value and increases the risk that your Policy will lapse.
Policy Termination. There is the risk that the Policy may terminate or lapse. If your Policy terminates or lapses, all of the Agreements added to the Policy will also terminate or lapse. Policy Termination will occur when there is no Accumulation Value, or the Policy loan amount (plus accrued interest) equals the Accumulation Value, and you do not make the required payment during the Grace Period. You may reinstate a terminated or lapsed Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate or lapse. If a Policy terminates or lapses with an outstanding Policy loan, there may be significant adverse tax consequences to the Owner. See “Policy Premiums.”
Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force. The deduction of monthly Policy charges will reduce your Accumulation Value.
The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Sub-Account values could decline depending upon changes in the Underlying Funds. Depending upon the timing of withdrawals, Owners could lose all or part of their premium payments.
Risks Associated with the General Account. The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of Minnesota Life for its insurance guarantees. Guarantees provided by Minnesota Life as to the benefits promised in the contract, such as payment of the Death Benefit, are subject to the claims paying ability of Minnesota Life and are subject to the risk that Minnesota Life may default on its obligations under those guarantees.

Access to Cash Values through Partial Surrenders and Withdrawals. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. Your ability to access the Policy’s Accumulation Value is subject to limitations on amounts that may be withdrawn.
Surrender and Partial Surrenders. Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, which may be significant. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the Accumulation Value and will reduce the Death Benefit and increase the risk of Termination. See “Federal Tax Status.”
Qualification as Life Insurance. We believe that a Policy issued on the basis of a standard Underwriting Class should qualify as life insurance under the Code. However, due to lack of guidance in this area, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the Beneficiary’s gross income for federal income tax purposes, and that the Accumulation Value would be constructively received before it is actually received. Depending upon the amount of assets in and the level of estate planning undertaken with regard to the Policy Owner’s estate, there is also a risk that the Death Benefit payable under this Policy may be subject to estate taxation. See the “Policy Premiums” and “Federal Tax Status.”
Modified Endowment Contract Status. It is possible that a Policy qualifying as life insurance will be treated as a MEC, depending on how rapidly the Policy is funded. A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly Accumulation Value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution taken before age 59½ that is included in income. See “Federal Tax Status.”
Agreement Risks
Long Term Care Agreement.  The Long Term Care (“LTC”) Agreement provides for an acceleration of the Death Benefit in the event the insured meets the Agreement’s eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the Policy Owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.
Accelerated Death Benefit for Chronic Illness Agreement. You may add the Accelerated Death Benefit for Chronic Illness Agreement to your Policy to provide for an acceleration of the Death Benefit in the event the insured meets the Agreement’s eligibility requirements. The tax treatment of chronic illness benefit payments from life insurance policies is uncertain. All or a portion of such payments could be taxable to the Policy Owner. Anyone contemplating purchasing a Policy with the Accelerated Death Benefit for Chronic Illness Agreement should consult a tax advisor.
Overloan Protection Agreement. You may elect the Overloan Protection Agreement to prevent policy Termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain, and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy’s Overloan Protection Agreement should consult a tax adviser.
Death Benefit Guarantee Flex Agreement. The Agreement guarantees that your policy will remain in force even if your Policy’s Accumulation Value is not sufficient to cover monthly charges when due so long as the DBGA value (as defined under the DBGF Agreement) less any outstanding policy loans and accrued loan interest is sufficient to cover any charges against the DBGA value. Your allocation of Net Premium and Accumulation Value among the Guaranteed Interest Account, Fixed Indexed Accounts and Sub-Accounts of the Variable Account will affect your DBGA value. Each Investment Option is assigned a percentage (“DBGA Account Allocation Factor”) that is multiplied by the amount of Net Premium or Accumulation Value allocated to that Option for purposes of determining the DBGA value attributable to that allocation.
Sub-Accounts of the Variable Account that invest in Funds that employ a manage volatility strategy (the “Designated Funds”) have the highest DBGA Account Allocation Factors. As a result of the DBGA Account Allocation Factors attributable to Sub-Accounts that invest in Designated Funds (“Designated Sub-Accounts”) the allocation of Net Premium and Accumulation Value to Designated Sub-Accounts has the potential to result in higher DBGA values when compared to allocations to other Investment Options under the Policy. Currently, eight Designated Funds are available under the Policy. There is a risk that the Net Premium and Accumulation Value allocations you make could result in your DBGA value falling to a level that is insufficient to cover charges against the DBGA value sooner than you anticipated, and in turn, result in termination of the DBGA Agreement. See “Supplemental Agreements — Death Benefit Guarantee Flex Agreement.”
Cybersecurity Risks
Our variable insurance product business is highly dependent upon the effective operation of our computer and technology systems and networks and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information.
Cyber-attacks affecting us, the Portfolios, or our intermediaries and other affiliated or third-party service providers, administrators, distributors and vendors (“Intermediaries”) may adversely affect our and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the Portfolios); impact our ability to calculate values and make payments; cause the unauthorized access and possible destruction of our proprietary information or our clients’ confidential personal information; subject us and/or our Intermediaries to regulatory fines, litigation and financial losses; adversely impact our business operations and financial condition; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value.
The constant change in technologies and increased sophistication and activities of hackers and others, including the advances in criminal capabilities and the discovery of new vulnerabilities, continue to pose new and significant cybersecurity threats. These events may be beyond control and cannot be fully mitigated or foreseen. Additionally, cybersecurity threats and incidents have dramatically increased in recent years, financial services companies and their intermediaries are increasingly the targets of cyber-attacks, and it is possible that a cybersecurity incident could persist for an extended period of time without detection.
We have implemented and maintain administrative, technical and physical security measures that are reasonably designed to protect against cybersecurity threats, and require our Intermediaries to meet certain information security standards. However, there can be no assurance that that we or the Portfolios or our Intermediaries will avoid adverse impacts or losses affecting your contract due to cyber-attacks or information security breaches in the future.
Even if we successfully protect our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks. Although we maintain cybersecurity insurance coverage against costs resulting from cybersecurity incidents, it is possible losses will exceed the amount available under our coverage. These risks are common to all insurers and financial service providers.
General Description of Registrant, Depositor, and Portfolio Companies
Minnesota Life Insurance Company
We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico.
Individual Variable Universal Life Account
On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Variable Account is registered as a “unit investment trust” with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Account. The Variable Account meets the definition of a “separate account” under the federal securities laws.
We are the legal Owner of the assets in the Variable Account. Minnesota Life is obligated to pay all amounts promised to Policy Owners and Beneficiaries under the Policies. The Minnesota law under which the Variable Account was established provides that the assets of the Variable Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Variable Account was established. The investment performance of the Variable Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.
The Variable Account currently has multiple Sub-Accounts to which you may allocate Net Premiums. Each Sub-Account invests in shares of a corresponding Portfolio of the Funds.
The Funds
The name of each of the Portfolios, fund type and investment objectives, the investment adviser and/or sub-adviser, current expenses and performance information may be found in Appendix A. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the

Portfolio’s investment techniques and risks associated with its investments. Please contact us by calling 1-844-208-2412 to request a copy of any fund prospectus or reports. You should carefully read the prospectuses for the Portfolios before investing in the Policy.
Voting Rights
We will vote the Fund shares held in the various Sub-Accounts of the Variable Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy’s Accumulation Value in a Sub-Account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Variable Account as to which no instructions are received in proportion to the voting instructions which are received from Policy Owners with respect to all policies participating in the Variable Account. Proportional voting may result in a small number of Policy Owners determining the outcome of the vote.
We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:
●
if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of Policy Owners, or
●
if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.
In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through a special notice.
Charges
Policy Charges
We assess certain charges against premiums and Accumulation Value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the “Fee Tables” section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.
Services and Benefits We Provide:
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the Death Benefit, cash, and loan benefits under the Policy;
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investment options, including premium payment allocations;
●
administration of elective options; and
●
the distribution of reports to Owners.

Costs and Expenses We Incur:
●
costs associated with processing and underwriting Applications, and with issuing and administering the Policy (including any Agreements);
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overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
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other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks We Assume:
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that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and
●
that the costs of providing the services and benefits under the Policies exceed the charges we assess.
All of the Policy and Agreement charges are subject to adjustment, but the Policy and Agreement charges will never exceed the maximum amounts shown on the Policy data pages. If any Policy or Agreement charges are adjusted, any such adjustment will be based on future estimated or emerging experience factors as well as profit considerations. Experience factors that could cause a change in the policy or agreement charges are interest, mortality, persistency, policy duration, taxes, Accumulation Value allocations, expenses, and profit considerations.
Premium Charge.  Prior to allocation of a premium payment, we assess a charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the Net Premium) to your Policy’s Accumulation Value according to your allocation instructions. The current Premium Charge is 5.0 percent of each premium.
The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued.
Accumulation Value Charges.  We assess the following charges against your Accumulation Value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge; (3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge; (5) Indexed Account Charge; (6) a Cash Extra Charge; (7) certain transaction charges; (8) a Surrender Charge; (9) an Illustrative Report Charge; and (10) charges for any Agreements you elect.
Some of the Accumulation Value charges depend on the “Risk Class” of the insured. The Risk Class of an insured is based, in part, upon the insured’s “Underwriting Class” and “Tobacco Class.”
The Underwriting Class of the insured represents the level of mortality risk that we assume. The Tobacco Class refers to the tobacco use habits of the insured.
1.
Monthly Policy Charge.  The Monthly Policy Charge is currently $8 per month. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.
2.
Policy Issue Charge.  We assess a monthly Policy Issue Charge for the first 15 years following issuance of the Policy and for the first 15 years following any increase in Face Amount. The charge varies based upon the Age, gender and Risk Class of the insured. The

Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The Policy Issue Charge for your Policy is shown on the Policy data pages of the Policy. You may also ask your financial professional for an illustration showing the approximate Policy Issue Charge for the Policy Face Amount you are considering purchasing.
3.
Cost of Insurance Charge.  We assess a monthly Cost of Insurance Charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (insured’s Age, gender, Risk Class, and Face Amount) that would cause it to vary from Policy to Policy and from monthly Policy Anniversary to monthly Policy Anniversary. We calculate the Cost of Insurance Charge separately for the Initial Face Amount and for any increase in Face Amount, each a coverage layer. If we approve an increase in your Policy’s Face Amount, a different Risk Class (and a different cost of insurance rate) may apply to the increase, based on the insured’s circumstances at the time of the increase in Face Amount.
The cost of insurance charge for a coverage layer is the Net Amount at Risk for the coverage layer multiplied by the applicable cost of insurance rate. The Net Amount at Risk varies with investment performance, the payment of premiums and the assessment of Policy charges. The Net Amount at Risk is equal to the Death Benefit payable divided by the Net Amount at Risk divisor, as shown on the data pages of your Policy, minus the Accumulation Value of the Policy.
The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the Initial Face Amount shown on the Policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in Face Amount will be shown on the Policy data pages we send to you at the time of the increase in Face Amount. These guaranteed rates for both Defender 2001 CSO and Defender 2017 CSO are based on the 2001 Commissioner’s Standard Ordinary Tobacco Distinct, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner’s Standard Ordinary Smoker Distinct, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured’s Age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, Accumulation Value allocation, policy duration, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same Age, Risk Class, and number of full years insurance has been in force.
In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.
4.
Mortality and Expense Risk Charge.  We assess a monthly Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.
This charge currently is equal to a monthly rate of 0.025 percent of the Accumulation Value less the Fixed Loan Account value.

If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.
5.
Indexed Account Charge.  We assess a monthly Indexed Account Charge to compensate us for certain administrative and other expenses we assume in making available the Fixed Indexed Account options. We currently do not assess this charge for amounts allocated to Indexed Accounts A and B.
6.
Cash Extra Charge.  We may assess a monthly charge to compensate us for providing the Death Benefit under the Policy where the insured presents a heightened or increased level of mortality risk. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured’s outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, Risk Class and Age. The charge is defined as a level cost per thousand dollars of Face Amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the Policy data pages of the Policy. You may also ask your financial professional for an illustration showing the approximate Cash Extra Charge for the risk class you think may apply to the Policy you are considering purchasing.
7.
Transaction Charges.  We may assess certain transaction charges if you elect to make a Policy change, take a partial surrender, request a transfer Accumulation Value among the Sub-Accounts, the Guaranteed Interest Account and the Fixed Indexed Accounts or request additional illustrative reports. We assess transaction charges from the Accumulation Value of your Policy.
a.
Policy Change Transaction Charge.  We assess a Policy Change Transaction Charge to compensate us for expenses associated with processing a Policy change such as an increase or decrease in Face Amount, a change in Death Benefit option or a change in your Risk Classification. Currently, the charge is $60 for each policy change.
b.
Partial Surrender Transaction Charge.  For each partial surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining Accumulation Value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.
c.
Transfer Transaction Charge.  The Transfer Transaction Charge is assessed on Policy transactions. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or online requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts (or Guaranteed Interest Account) affected by the transfer(s). We currently do not assess a Transfer Transaction Charge.
8.
Surrender Charge.  If your Policy terminates or you fully surrender your Policy during the first 15 Policy Years or within 15 years after any increase in Face Amount, we assess a surrender charge from your Accumulation Value and pay the remaining amount (less any unpaid Policy charges, outstanding Policy loan and accrued interest) to you. The payment you receive is called the Surrender Value.

The surrender charge equals the sum of any remaining Policy Issue Charges for the Initial Face Amount or the Face Amount increase, as applicable, measured from Policy Termination or full surrender to the end of the 15 year surrender charge period. Increases in Face Amount have their own surrender charge penalty period. The surrender charge is the sum of any remaining Policy Issue Charges for the Initial Face Amount or Face Amount increase multiplied by a factor of 3.75, as applicable. The Surrender Charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Face Amount. Under some circumstances, the level of Surrender Charges might result in no Surrender Value being available.
We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
For example, if you surrender your Policy within the first 15 Policy Years or during the first 15 years following an increase in Face Amount, you could pay a Surrender Charge of up to $6,000.00 based on a $100,000 Face Amount, representing a charge of 6% of the Policy’s Face Amount. Because Policy Issue Charges can be higher for Policies with greater Face Amounts, the Surrender Charge, both as a dollar amount and as a percentage of the Policy’s Face Amount, may increase for Policies with higher Face Amounts.
9.
Illustrative Report Charge.  We may charge you up to $250 for each illustrative report we provide you in a Policy Year after the first illustrative report. An illustrative report is a hypothetical projection of Accumulation Values and Death Benefit based upon certain Policy assumptions, including but not limited to, insured’s Age, gender, Accumulation Value, current and guaranteed charges and assumed interest or policy earnings rate. We currently do not assess an Illustrative Report Charge.
10.
Charges for Agreements.  We assess monthly charges for supplemental insurance benefits you add to your Policy by Agreement. Charges for the Agreements are described in the “Periodic Charges Other Than Investment Option Operating Expenses” table in the “Fee Tables” section of this prospectus.
Deduction of Accumulation Value Charges.  We will assess monthly Policy charges or Policy Transaction Charges against your Accumulation Value in the Guaranteed Interest Account, the Variable Account, the Interim Account and the Fixed Indexed Accounts in the order described below.
1.
First, we will deduct monthly Policy charges or Policy Transaction Charges from your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging.
2.
If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from the Variable Account on a pro-rata basis from your Accumulation Value in each Sub-Account. Pro-rata basis means charges will be deducted proportionally from the Accumulation Value of each Sub-Account in the Variable Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account.

3.
If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging and the Variable Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Interim Account.
4.
If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging, the Variable Account, and the Interim Account, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Guaranteed Interest Account that has been specified for dollar cost averaging on a pro-rata basis from the Accumulation Value specified for each Fixed Indexed Account. Pro-rata basis means charges will be deducted proportionally from the Accumulation Value specified for each Fixed Indexed Account in relation to the total Accumulation Value of all Accumulation Value in the Guaranteed Interest Account that has been specified for all Fixed Indexed Accounts.
5.
If the monthly Policy charges exceed your Accumulation Value in the Guaranteed Interest Account that has not been specified for dollar cost averaging, the Variable Account, the Interim Account and the Accumulation Value in the Guaranteed Interest Account that has been specified for dollar cost averaging, the remaining monthly Policy charges or Policy Transaction Charges will be deducted from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment. Pro-rata basis means charges will be deducted proportionally from the Accumulation Value of each Segment in relation to the total Accumulation Value of all Segments in the Fixed Indexed Accounts.
However, if you instruct us in writing, we will assess the monthly Policy charges or Policy Transaction Charges against the Guaranteed Interest Account, the Fixed Indexed Accounts or any of the Sub-Accounts that you specify.
Compensation Paid for the Sale of Policies
Securian Financial Services, Inc. (“Securian Financial”), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies.
On August 9, 2023, Securian Financial closed on the previously announced sale of its retail wealth management business to Cetera Financial Group, Inc. Upon the closing of the transaction, the substantial majority of registered representatives of Securian Financial, each of whom was also an insurance agent of Minnesota Life, became registered representatives of Cetera Advisor Networks LLC (“Cetera Advisor Networks”). Prior to the closing of the transaction, Securian Financial and other authorized broker-dealers sold Policies through their registered representatives, each of whom was also an insurance agent appointed by Minnesota Life. As of August 10, 2023, the Policies are not available through Securian Financial registered representatives and are only available through other authorized broker-dealers, including Cetera Advisor Networks, through their registered representatives who are also insurance agents appointed by Minnesota Life.
Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer.

In the case of Policies sold by registered representatives of Securian Financial prior to August 10, 2023, commissions were paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also paid compensation as agent for Securian Financial to general agents of Minnesota Life who were also Securian Financial registered representatives. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.
Securian Financial may also receive compensation from an underlying Fund or its affiliates as described in more detail in the “Payments Made by Underlying Mutual Funds” section of this prospectus. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy charges described elsewhere in this prospectus.
Payments to Registered Representatives of Securian Financial.  As stated above, as of August 10, 2023, the Policies are not available for sale through Securian Financial registered representatives and are only available through other authorized broker-dealers. Commissions to registered representatives of Securian Financial on the sale of Policies included:
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Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we limited the amount of gross premium on which we paid initial commissions to an annual target premium we established based upon the Age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.
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Up to 3.24 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counted toward initial commissions was not counted for this portion of the commission.
●
We also paid up to 3.24 percent on all premiums (up to the target premium) paid in years three through ten.
●
On premiums received in excess of the target premium, we paid commissions up to 1.89 percent in Policy Years one through ten and .81 percent in Policy Years 11 and greater.
In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial awarded credits which allow those registered representatives who were responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits could also cover the registered representatives’ transportation, hotel accommodations, meals, registration fees and the like. We also paid registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also have been eligible for financing arrangements, company-paid training, insurance benefits, and other benefits, including occasional entertainment, based on their contract with us.
We made additional payments for sales of the Policies to general agents who managed registered representatives. Payments to general agents varied and depended on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may have also been eligible for insurance benefits, other cash benefits, and noncash compensation such as conventions and other meetings.

Payments to Broker-Dealers.  As of August 10, 2023, the Policies are only available for sale through other authorized broker-dealers. As stated above, after such date, we pay compensation for the sale of the Policies by unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we paid with respect to sales made by registered representatives previously registered with Securian Financial. Broker-dealers pay their registered representatives all or a portion of the commissions received for their sales of the Policy. We may also pay other broker-dealers amounts to compensate them for training and education meetings for their registered representatives.
Depending on the particular selling arrangements, other broker dealers may be compensated for distribution activities, including certain “wholesalers,” who control access to certain selling offices and for access or referrals to other selling broker dealers. That compensation may be separate from the compensation paid for sales of the Policies. In addition, we may compensate certain marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to either the whole selling or selling broker-dealers who distribute the Policies, and which may be affiliated with either of those types of broker-dealers.
Additional Compensation.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter in distribution relationships with selected selling broker dealers where we may pay additional compensation in the form of marketing allowances, introduction fees and persistency fees (sometimes called “revenue sharing”). These additional compensation arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for introductions to life insurance producers, providing conferences or seminars, providing sales or training programs for life insurance producers and other employees, payments to assist a selling broker dealer in connection with marketing the Policies or other support services provided to the life insurance producers selling the Policies. The payments vary in amount and may depend upon the selling broker dealer meeting certain cumulative premium thresholds for the sales of our Policies.
These arrangements may not be applicable to all selling broker dealers, and the terms of such arrangements may differ between selling broker dealers. Additional information on special compensation arrangements involving selling firms may be found in the Statement of Additional Information, which is available upon request. You may also ask your sales representative and the selling broker dealer for additional information about compensation they may receive in connection with your purchase of a Policy. Any such compensation, which may be significant at times, will not result in any additional direct Policy charges to you by us.
All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.
Portfolio Company Charges
Portfolio company charges and expenses are paid out of the assets of the Portfolio Companies and are described in the prospectuses for those companies.

Payments Made by Underlying Mutual Funds
We pay the costs of selling Policies, some of which are described in more detail in the “Compensation Paid for the Sale of Policies” section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying Fund that relate to distribution services are made pursuant to the Fund’s 12b-1 plan, under which the payments are deducted from the Fund’s assets and described in the fee table included in the Fund’s prospectus. The 12b-1 payments from underlying Funds range in amount from 0 percent to 0.45 percent of Fund assets held in the Variable Account.
In addition, payments may be made pursuant to service/administration Agreements between us (or our affiliates) and the underlying mutual fund’s investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the Fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Variable Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Account aggregates such transactions through the Variable Account’s omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of Fund assets held in the Variable Account.
General Description of the Policy
Variable Universal Life Insurance
This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the Face Amount and Planned Premium subject to the limitations described herein, so long as the Policy remains in force.
Flexibility at Issue.  Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or Death Benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific Death Benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the Initial Minimum Premium (shown on your policy data pages). The amount of the Initial Minimum Premium will depend on the Policy’s Initial Face Amount, the Death Benefit option selected; the insured’s Age at issue, gender, Risk Classification and any additional benefit Agreements chosen. The minimum Initial Face Amount is $100,000.
If your Policy is issued with the DBGF Agreement transfers of Accumulation Value among the Sub-Accounts, Guaranteed Interest Account and Fixed Indexed Accounts will affect your DBGA value, and in turn, may affect the duration the Policy and duration the death benefit guarantee remains in effect. See “Supplemental Agreements — Death Benefit Guarantee Flex Agreement.”

Policy Changes
The Policy allows you to change the Face Amount or the Death Benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in Face Amount or the Death Benefit option are referred to as policy changes. A partial surrender of a Policy’s Accumulation Value or a change in Risk Classification is also considered a policy change. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first Policy Year.
A request to change your Policy’s Face Amount must be made within the insured’s lifetime. The minimum change in Face Amount must be at least $5,000 except for Face Amount changes which are the result of a partial surrender.
You must submit an Application in Good Order to us at our Home Office to increase the Face Amount. The Application must include evidence of insurability satisfactory to us. The effective date of the increase in Face Amount will be the first monthly Policy Anniversary on or following the date we approve the increase in Face Amount. Policy face increases made pursuant to the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those Agreements.
To decrease your Face Amount, you must send to us at our Home Office a Written Request in Good Order. The Initial Face Amount or any subsequent increase in Face Amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly Policy Anniversary on or following the date we approve your Written Request.
If there have been prior increases in Face Amount, any decrease in Face Amount will be made in the following order:
1.
first, from the most recent increase in Face Amount;
2.
second, from the next most recent increase in Face Amount; and
3.
finally, the Initial Face Amount.
If a Face Amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a Face Amount decrease that would cause your Policy to be classified as a MEC under the Code or to have other tax consequences. Other policy changes may also have tax consequences. You should consult a tax advisor before requesting a policy change. See “Federal Tax Status.”
If you have chosen the Level Death Benefit and request a partial surrender, we will reduce the Face Amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the Face Amount of the Policy if the Increasing Option Death Benefit is in effect.
If you have added the LTC Agreement or the Accelerated Death Benefit for Chronic Illness Agreement, when you make a claim and we make a benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of the Segment Terms for each Segment. As long as we are paying benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.

If your policy is issued with the DBGF Agreement your allocation of Net Premium among the Sub-Accounts, Guaranteed Interest Account and Fixed Indexed Accounts will affect your DBGA value, and in turn, may affect the duration the Policy and duration the death benefit guarantee remains in effect. See “Supplemental Agreements — Death Benefit Guarantee Flex Agreement.”
Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new Face Amount, Death Benefit option, Risk Class, Planned Premium and Age of the insured.
You may request a policy change by completing an Application for change and submitting the Application in Good Order to us at our Home Office. Policy changes will only be made on a monthly anniversary. You may make one or a combination of policy changes on a given monthly Policy Anniversary. Policy changes will be effective on the first monthly Policy Anniversary on or after the date we approve the policy change.
Charge for Policy Change.  Currently, we will assess a $60 charge to cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will only assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in Face Amount, we will assess a Policy Issue Charge for such a change. See “Policy Charges.”
Transaction Requests.  We process requests for financial transactions and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our Home Office in Good Order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of the Valuation Date, we will process the request at the Unit Values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of the Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.
For transactions involving transfers out of any of the Fixed Indexed Accounts, we will process transfers at the end of the current Segment Term(s).
Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include, among other things, changes in allocation of Net Premium payments among Investment Options. Requests for surrender, partial surrender and policy changes must be received by us at our Home Office in writing in Good Order. Requests for transfers, policy loans and changes in the allocation of Net Premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone and must be received by us in Good Order. Written Requests may be submitted to us by mail or by facsimile (fax) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-844-208-2412 between the hours of 7:30 a.m. and 5:30 p.m., Central time, Monday through Thursday, and 7:30 a.m. and 4:30 p.m., Central time, on Friday, our regular business hours. We treat requests made via telephone or facsimile (fax) as received after the call or transmission ends and we receive the request in Good Order. We treat requests submitted via mail as received when received in Good Order in the mailroom of our Home Office.

Proof of Insurability.  We require proof of insurability for all policy changes resulting in an increase in Death Benefit, except for increases made pursuant to an additional Agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the Owner, no reduction is made in the Policy’s Death Benefit. Decreases in Face Amount do not require evidence of insurability.
We may also require evidence of insurability to change the Risk Classification of the insured or to add additional Agreements to the Policy.
Applications and Policy Issue
You must send a completed Application in Good Order and an initial premium payment to us at our Home Office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between Issue Ages 0-75. Our approval of an Application is subject to our underwriting rules and we reserve the right to reject an Application for any reason.
If the Application is accompanied by a check for at least the Initial Minimum Premium and we approve the Application, the Policy Date will be the issue date, which is the date we approve the Application and issue the Policy. We use the Policy Date to determine subsequent monthly policy anniversaries.
If we approve an Application that is not accompanied by a check for the Initial Minimum Premium, we may issue the Policy with a Policy Date which is 28 days after the issue date. If the Minimum Initial Premium is received prior to the Policy Date, life insurance coverage will not begin until the Initial Minimum Premium is paid. In order to comply with federal tax law, we may hold that amount in a non-interest bearing account until the Policy Date. If we hold the premiums, on the Policy Date we will allocate the Initial Minimum Premium to the Guaranteed Interest Account, the Sub-Account of the Variable Account, the Interim Account, or the Fixed Indexed Accounts if the Policy Date is on the Interim Account Transfer Date according to your instructions. We currently do not enforce this right. If the Initial Minimum Premium is paid after the Policy Date (and the Policy Date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the Policy Date be the date on which our Home Office receives the Initial Minimum Premium. We will forward to you updated policy data pages to reflect the change in Policy Date. You must make such request at or prior to the time you pay the Initial Minimum Premium.
In certain cases it may be to your advantage to have the Policy Date be the same as the issue date in order to preserve an Issue Age of the insured to provide more favorable cost of insurance rates. In that case, the Initial Minimum Premium must be paid when the Policy is delivered to you. When the Policy is issued, the Face Amount, Planned Premium, Death Benefit option, and any additional Agreements chosen will be listed on the policy data pages.
1035 Exchanges or Replacements
If you are considering the purchase of this Policy with the proceeds of another life insurance policy, also referred to as a “Section 1035 Exchange” or “Replacement”, it may or may not be advantageous to replace your existing policy with this Policy. You should compare both policies carefully. You may have to pay surrender charges on your old policy and there is a surrender charge period for this Policy. In addition, the charges for this Policy may be higher (or lower) and the benefits or investment options may be different from your old policy. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see “Federal Tax Status — Other Transactions.”

Ownership Rights
As the Policy Owner, you can exercise all the rights under the Policy, including the right to change the Owner, the Beneficiary and to make other policy changes.
Material Policy Variations by State
State	Rider or Feature	Availability or Variation
California	Initial Premium Allocations	The section titled “How are initial premiums allocated when your policy is issued” is amended and restated in its entirety to read as follows:
Your net premiums will be placed in a fixed account or money market fund, unless you direct us otherwise, for a period of no more than 30 days after the policy is delivered to you.

If you direct that the premium be invested in a stock or bond portfolio during the 30-day period, and if you return the policy during that period, you will be entitled to a refund of the policy’s account value on the day the policy is received.

California	Conversion	The following section is added as the last paragraph of the Policy form:
May this policy be converted?

Yes. At any time during the first eighteen months of the variable life insurance policy, while the insured is still living, you may exchange this policy for a policy of permanent fixed benefits insurance that was offered by us on the date of issue of the variable life insurance policy and at the premium rates in effect on that date for the same class of insurance. The face amount for the new policy will be the same as the initial amount of insurance on the variable life insurance policy. The new policy shall bear the same date of issue and age at issue as the original variable life insurance policy. Such agreements as were included in the original policy shall be included in the new policy, if such agreements are issued with the fixed benefit policy. If the exchange results in an increase or decrease in account value, such increase or decrease will be payable to the insurer or the insured as the case may be.

Florida	Restrictions on Transfers to and from General Account
Our ability to restrict transfers to and from our General Account for
Policies issued in Florida include: (1) we may restrict up to 20% of your allocation of premium to the General Account options; (2) we many restrict the dollar amount of any transfer to the Guaranteed
Interest Account or to the Fixed Indexed Accounts to be no more than
20% of your Accumulation Value; and (3) we may restrict the amount of any fixed interest rate loan repayment allocated to the Guaranteed
Interest Account or to the Fixed Indexed Accounts to be no more than
20% of your outstanding loan balance.

Policy Limitations
You may transfer Accumulation Value between the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and the Sub-Accounts of the Variable Account and among the Sub-Accounts and Fixed Indexed Accounts.
Variable Account Transfers; Rebalancing and Systematic Transfers.   You may request a transfer or rebalance of Accumulation Value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or systematic transfers. A rebalance reallocates your Accumulation Value in the Sub-Accounts and/or the Guaranteed Interest Account on a one-time or systematic basis. Rebalances are not allowed to or from the Fixed Indexed Accounts. A systematic transfer is a transfer of Accumulation Value from one or more Sub-Account(s) and/or the Guaranteed Interest Account to one or more other Sub-Account(s), one or more Fixed Indexed Accounts, and/or the Guaranteed Interest Account, on a systematic basis. Following your instructions as to the percentage of your Accumulation Value you wish to have in each of your Sub-Accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfer at the end of the Valuation Date on which we receive your request at our Home Office in Good Order. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-844-208-2412 between the hours of 7:30 a.m. and 5:30 p.m., Central time, Monday through Thursday, and 7:30 a.m. and 4:30 p.m., Central time, on Friday, our regular business hours. You may also submit your request for transfer to us by facsimile (fax) transmission at 651-665-6955. We process transfers based on the Unit Values determined at the end of the Valuation Date on which we receive your request for transfer in Good Order at our Home Office. This means that we must receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date or prior to the end of a Valuation Date, in order to process the request at the Unit Values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the Unit Values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (fax) as received once the call or transmission ends.
You may transfer Accumulation Value among the Sub-Accounts an unlimited number of times in a Policy Year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares.
If your Policy has the DBGF Agreement on it, transfers of Accumulation Value among the SubAccounts, Guaranteed Interest Account and Fixed Indexed Accounts will affect your DBGA value, and in turn, may affect the duration the Policy and duration the Death Benefit guarantee remains in effect. See “Supplemental Agreements — Flexible Death Benefit Guarantee Agreement.“
Fixed Indexed Account Transfers.  Fixed Indexed Account Segments are funded by Net Premium payments, Accumulation Value transferred from the Variable Account or the Guaranteed Interest Account or from Accumulation Value rolled over from a prior Segment following completion of the Index Credit Term. A new Segment is created when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date or you request to transfer Accumulation Value from the Variable Account or the Guaranteed Interest Account to a Fixed Indexed Account or among the Fixed Indexed Accounts. For transfers to a Fixed Indexed Account, we will allocate your Accumulation Value to the Interim Account until the next Interim Account Transfer Date and then transfer the Accumulation Value from the Interim Account to the Fixed Indexed Accounts as you instructed. Accumulation Value held in the Interim Account will earn interest at the current Interim Account interest rate. A new Segment is also created when Accumulation Value from a prior Segment is rolled over to a new Segment following completion of the Index Credit Term of the prior Segment.
Once a Fixed Indexed Account Segment is created on a Segment Date, you may not transfer Accumulation Value from the Segment to any other investment option under the Policy before the end of the Index Credit Term. Each Segment has its own Participation Rate and Growth Cap. The Participation Rates for Fixed Indexed Account A, Fixed Indexed Account B and Fixed Indexed Account G are set at Policy Issue or when a new Fixed Indexed Account is made available and will not change for any Index Credit Term. The Participation Rate for Fixed Indexed Account G may change prior to the beginning of any Index Segment and will remain in effect for the Index Credit Term. The Growth Cap for a Fixed Indexed Account is that which is in effect on a Segment Date and will remain in effect throughout the

Index Credit Term. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy data pages. The Growth Cap and Participation Rate for the Segments of your initial premium are the Growth Caps and Participation Rates in effect as of the Interim Account Transfer Date on or following the effective date of your initial premium. We will notify you in your Annual Report or by other written notice of the Growth Cap for new Segments beginning after the date of the Annual Report.
Interim Account Transfer Dates are the dates when transfers into the Fixed Indexed Account may occur, and are shown in your Policy data pages. We reserve the right to change the Interim Account Transfer Dates and to limit transfers into the Fixed Indexed Account. Since the Interim Account Transfer Date coincides with the day of the month that the S&P 500® Index and S&P Low Vol. Index options close, changes in the Interim Account Transfer Date will coincide with any change in the day of the month for closing the S&P 500® Index and S&P Low Vol. Index options. Transfers to either of the Fixed Indexed Accounts will be limited in those circumstances where we determine that a Policy Owner is engaging in market timing or disruptive trading activities. See “Market Timing and Disruptive Trading.” We will notify you in the Annual Report or other written notice if we change the Interim Account Transfer Dates.
We will allocate Net Premium payments and transfer Accumulation Value in the Interim Account attributable to Net Premium payments to the Fixed Indexed Accounts based on your current allocation instructions on file with us. When you allocate Net Premium to the Fixed Indexed Accounts on a date other than an Interim Account Transfer Date, we will transfer the Net Premium to the Interim Account. Your Net Premium will be allocated to the Interim Account on the day it is received and will remain there until the next Interim Account Transfer Date. We credit interest to and assess policy charges against your Accumulation Value in the Interim Account. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts based upon your allocation instructions. Below is an example of how we transfer Accumulation Value attributable to a premium payment to a Fixed Indexed Account Segment.
Example.  We receive and apply a premium payment of $10,000 on January 2nd, which corresponds to a Net Premium of $9,500. Based upon the Owner’s instruction to allocate 100% of the Net Premium to a Fixed Index Account, all of the Net Premium is transferred to the Interim Account on that date and the Interim Account balance is $9,500. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,400 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.
You may also request that we transfer Accumulation Value from either the Guaranteed Interest Account or the Variable Account to the Fixed Indexed Accounts or among the Fixed Indexed Accounts. If you provide us with instructions to transfer Accumulation Value from the Guaranteed Interest Account or the Variable Account, we will transfer the amount to the Interim Account on the date we receive your request in Good Order. On the Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts as you instructed.
If you provide us instructions to transfer Accumulation Value from one Fixed Indexed Account to another Fixed Indexed Account and we receive your request in Good Order, we will transfer the amount to the Interim Account on the date the Index Credit Term ends for the Segment from which the transfer is being made. On the next Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Account as you instructed. Below is an example of how we transfer Accumulation Value from the Variable Account to a Fixed Indexed Account Segment.

Example.  We receive your Written Request in Good Order on January 2nd to transfer on a pro rata basis $10,000 of Accumulation Value from the Sub-Accounts of the Variable Account to a Fixed Indexed Account. Pro-rata basis means Accumulation Value will be transferred proportionally from each Sub-Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account. Based upon your instructions, on January 2nd, $10,000 is transferred to the Interim Account and the Accumulation Value in the Interim Account is $10,000. Accumulation Value in the Interim Account earns interest and Policy charges are deducted from Interim Account Accumulation Value. On January 18th (the Interim Account Transfer Date), the Accumulation Value in the Interim Account is equal to $9,900 and is transferred to the Fixed Indexed Account. After the transfer, the Interim Account balance will be zero.
Absent any instruction from you, Accumulation Value in a Fixed Indexed Account Segment will automatically be rolled over from the Segment at the end of the Index Credit Term to a new Segment. Alternatively, you may provide us with instructions to allocate Accumulation Value in a Segment to another Investment Option available under the Policy prior to the end of a Segment Term. We will accept instructions up to and including the date on which the Index Credit Term ends. Transfers from Fixed Indexed Account Segments are subject to the Policy’s transfer restrictions.
Dollar Cost Averaging.  You may elect to participate in dollar cost averaging in the Application or by completing an election form that we receive. Dollar cost averaging is a strategy designed to reduce the risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Sub-Accounts of the Variable Account or any of the Fixed Indexed Accounts over a period of time, up to one year, by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Guaranteed Interest Account into the Variable Account or any of the Fixed Indexed Accounts. This allows you to potentially reduce the risk of allocating most of your Net Premium into the Sub-Accounts and Fixed Indexed Accounts when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.
Dollar cost averaging transfers will only take place on the Interim Account Transfer Date. A transfer under this program is not considered a transfer for purposes of assessing any Transfer Transaction Charge. We may modify, suspend, or discontinue the dollar cost averaging at any time.
Other Transfer Restrictions.  We reserve the right to limit transfers to and from the Guaranteed Interest Account and the Fixed Indexed Accounts and to eliminate such transfers altogether in our sole discretion. We also reserve the right to restrict the dollar amount of any transfer to or from the Guaranteed Interest Account and the Fixed Indexed Accounts.
The transfer transaction charge is guaranteed not to exceed $50. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or online requests processed on the same day to be one transfer, regardless of the number of Sub-Accounts, Guaranteed Interest Account, or Fixed Indexed Account Segments affected by the transfer(s). We currently do not assess a transfer transaction charge.
We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a Sub-Account, Fixed Indexed Account Segments, or the Guaranteed Interest Account be at least $250. If the Accumulation Value in a Sub-Account, the Fixed Indexed Account, or the Guaranteed Interest Account from which a transfer is to be made is less than $250, the entire Accumulation Value attributable to the Sub-Account, the Fixed Indexed Account or the Guaranteed Interest Account must be transferred. If a transfer would reduce the Accumulation Value in the Sub-Account from which the transfer is to be made to less than $250, we reserve the right to include that remaining Sub-Account Accumulation Value in the amount transferred.

If you have added the LTC Agreement or the Accelerated Death Benefit for Chronic Illness Agreement, when you make a claim and we make a benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Variable Account to the Guaranteed Interest Account. Your Accumulation Value in the Fixed Indexed Account Segments will also be transferred to the Guaranteed Interest Account at the end of the Segment Terms for each Segment. As long as we are paying benefits, you will only be able to allocate premium payments and loan repayments to the Guaranteed Interest Account.
If your policy is issued with the NLG Agreement, Automatic Rebalancing is also required while the Agreement is in force. Please see “Supplemental Agreement — No Lapse Guarantee Agreement” for more information.
Telephone Transfers.  A request for transfer submitted to us via telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition, or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our Home Office or at 1-844-208-2412 between the hours of 7:30 a.m. and 5:30 p.m., Central time, Monday through Thursday, and 7:30 a.m. and 4:30 p.m., Central time, on Friday, our regular business hours.
With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from Owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide Owners with a written confirmation of each telephone transfer.
General Account
The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are part of our General Account. Our General Account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish.
Because of exemptive and exclusionary provisions, interests in our General Account have not been registered as securities under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Interests in the Fixed Indexed Accounts have not been registered with the SEC. Minnesota Life believes that there are sufficient insurance elements and guarantees with respect to interests in the Fixed Indexed Accounts to qualify for an exemption from registration under the federal securities laws under Section 3(a)(8) of the Securities Act of 1933. With respect to the Fixed Indexed Accounts, the Policy is in substantial compliance with the conditions set forth in Section 989J(a)(1) – (3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of our General Account for the specific benefit of policies of this class. Allocations to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the Guaranteed Interest Account, the Fixed Indexed Accounts and the Fixed Loan Account. Policy Owners do not share in the actual investment experience of the assets in our General Account.
Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by Minnesota Life as to the benefits promised in the contract are subject to the claims paying ability of Minnesota Life and are subject to the risk that Minnesota Life may default on its obligations under those guarantees.
You may allocate a portion or all of the Net Premiums or transfer Accumulation Value from the Sub-Accounts of the Variable Account to accumulate at a fixed rate of interest in the Guaranteed Interest Account. We guarantee such amounts as to principal and a minimum rate of interest. You may also allocate all of the Net Premiums or transfer Accumulation Value to the Fixed Indexed Accounts. Transfers among and between the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account are subject to certain limitations with respect to timing and amount. These limitations are described under the “Transfers” section of this prospectus.
Guaranteed Interest Account.  We bear the full investment risk for amounts allocated to the Guaranteed Interest Account and guarantee that interest credited to each Owner’s Accumulation Value in the Guaranteed Interest Account will not be less than an annual rate of interest of 2 percent without regard to the actual investment experience of the Guaranteed Interest Account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to credit interest in excess of 2 percent per year, and may not do so. Any interest credited on the Policy’s Accumulation Value in the Guaranteed Interest Account in excess of the guaranteed minimum interest rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum interest rate.
Fixed Indexed Accounts.  Each Fixed Indexed Account is comprised of Segments. A Segment is established when you allocate Net Premium to a Fixed Indexed Account on an Interim Account Transfer Date, transfer Accumulation Value from the Interim Account to a Fixed Indexed Account on an Interim Account Transfer Date or rollover Accumulation Value from a prior Segment to a new Segment. Each Segment has a duration of one year, known as an Index Credit Term.
We do not allow additional allocations of Net Premium or Accumulation Value to a Segment during the Index Credit Term and you may not transfer Accumulation Value from a Segment to any other Investment Option under the Policy until the end of an Index Credit Term. At the end of an Index Credit Term, we will automatically transfer your Accumulation Value in the Segment to a new Segment in the same Fixed Indexed Account unless you have instructed us to transfer the Accumulation Value to one or more other Investment Options available under the Policy prior to the end of the Index Credit Term.
We credit interest to your Accumulation Value in each Segment, known as an Index Credit. At the end of an Index Credit Term, we credit an Index Credit based in part on any positive change in the underlying Index, over the Index Credit Term. We do not credit negative interest to Accumulation Value in a Segment, which means that if there is a negative change in the value of underlying Index over the Index Credit Term, we will not reduce your Accumulation Value in that Segment to reflect the negative change in the underlying Index. However, in that case, we will also not credit any Index Credit to your Accumulation Value in the Segment.

Each Segment is subject to a Participation Rate. The Participation Rate is a percentage of a positive change in the underlying Index or the Growth Cap that we use to calculate Index Credits that we credit your Accumulation Value in a Segment.
The Growth Cap is the highest positive percentage change in the value of the underlying Index over an Index Credit Term that we will use in determining the amount of an Index Credit. If the actual positive percentage change in value of the underlying Index over the Index Credit Term is higher than the Growth Cap, we will use the Growth Cap to determine the Index Credit. In that case, we will multiply the Growth Cap by the Participation Rate to determine the Index Credit rate. We will then multiply the Index Credit rate by your Accumulation Value in the Segment at the end of the Index Credit Term to determine the amount of the Index Credit. If the positive percentage change in value of the underlying Index is less than the Growth Cap and more than the Growth Floor, we would use the percentage change in value of the underlying Index to determine the Index Credit rate and Index Credit.
The Growth Cap for new Segments in each Fixed Indexed Account is subject to change at the Company’s discretion, however, once we set the Growth Cap for a Segment, that Growth Cap will not change for the duration of the Index Credit Term. We guarantee that the Growth Cap for Fixed Indexed Account A will not be lower than a 2% annual interest rate, the Growth Cap for Fixed Indexed Account B will not be lower than a 1.43% annual interest rate, the Growth Cap for Fixed Indexed Account G will not be lower than 2.0%.
We will notify you in your Annual Report or by other written notice of the Growth Cap and Participation Rate for new Segments beginning after the date of the Annual Report. The Growth Cap and Participation Rate for the Segments of your initial premium are the Growth Caps and Participation Rates in effect as of the Interim Account Transfer Date on or following the effective date of your initial premium.
The way we calculate Index Credits is different from the way Accumulation Value allocated to the Variable Account, such as the SFT Index 500 Fund Sub-Account, is calculated. The SFT Index 500 Fund Sub-Account invests in the SFT Index 500 Fund, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index. Accumulation Value allocated to the SFT Index 500 Fund Sub-Account is valued daily based on the net asset value of the underlying SFT Index 500 Fund. The SFT Index 500 Fund Sub-Account reflects changes in the net asset value of the underlying SFT Index 500 Fund.
Conversely, the Fixed Indexed Accounts are part of the Company’s General Account. Investment of General Account assets is at Minnesota Life’s sole discretion, subject to applicable law and regulation. Index Credits credited to Segments in any of the Fixed Indexed Account are linked to the performance of the underlying Index. We use a one-year point-to-point interest crediting strategy that credits interest based on the percentage change in value of the underlying Index between two points in time over a one year period, the Index Credit Term, or the Growth Cap, subject to a Participation Rate, as described above.
There is no guarantee that any Index Credit will be credited to your Accumulation Value in a Segment at the end of an Index Credit Term.

The Growth Caps and Participation Rates that apply to Accumulation Value in the Fixed Indexed Accounts are shown in the following chart:
Growth Caps	Indexed segment created or resulting from a transfer from a prior segment in:	Indexed Account A	Indexed Account B	Indexed Account G
	May 2015 through April 2018	9.00%	6.00%	N/A
	May 2018 through January 2019	8.25%	5.75%	N/A
	February 2019 through April 2019	8.00%	5.25%	N/A
	May 2019 through April 2020	8.00%	5.25%	No Limit
	May 2020 through April 2021	7.50%	5.00%	No Limit
	May 2021 through April 2022	6.75%	4.50%	No Limit
	[May 2022 and later]	6.50%	4.25%	No Limit

Participation Rates	Participation rate for indexed segments created or resulting from a transfer from a prior segment in:
	May 2015 through April 2019	100%	140%	N/A
	May 2019 through April 2020	100%	140%	70%
	May 2020 through April 2022	100%	140%	55%
	[May 2022 and late]r	100%	140%	50%
	Guaranteed participation rate	100%	140%	30%
Examples.  Set forth below is a set of examples for each Indexed Account option that shows how we calculate Index Credits.
Indexed Account A
For Indexed Account A, Index refers to Standard & Poor’s 500® Composite Stock Price Index excluding dividends. The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the applicable Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the applicable Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.
Example 1:  Applicable Growth Cap Rate Exceeds Percentage Increase for Index
Assumptions:
●
The value of the S&P 500® on the Segment Date is 1,000;
●
The value of the S&P 500® at the end of the Index Credit Term is 1,050;
●
The Growth Cap for the Segment is 9.00%, or 0.09;
●
The Participation Rate for the Segment is 100%; and
●
The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500® on the Segment Date (1,000) from the value of the S&P 500® at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500® on the Segment Date (1,000).
(1,050 - 1,000)	=	5.00%
1,000
Second, we multiply the lesser of the result (5.00%) and the Growth Cap (9.00%) by the Participation Rate (100%). In this case, the result is lower than the Growth Cap, so we multiply the result (5.00%) by the Participation Rate (100%) to determine the Index Credit rate (5.00%).
Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (5.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).
5.00% × $10,000	=	$500
The Segment earned a $500.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,500 ($10,000 + $500).
Example 2: Percentage Increase of Index Exceeds Applicable Growth Cap
Assumptions are the same as Example 1, except:
●
The value of the S&P 500® at the end of the Index Credit Term is 1,200.
First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500® on the Segment Date (1,000) from the value of the S&P 500® at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500® on the Segment Date (1,000).
(1,200 - 1,000)	=	20.00%
1,000
Second, we multiply the lesser of the result (20.00%) and the Growth Cap (9.00%) by the Participation Rate (100%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (9.00%) by the Participation Rate (100%) to determine the Index Credit rate (9.00%).
Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (9.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).
9.00%× $10,000	=	$900
The Segment earned a $900 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,900 ($10,000 + $900).
Example 3:  Index Declines
Assumptions are the same as Example 1, except:
●
The value of the S&P 500® at the end of the Index Credit Term is 700.
First we determine the rate for calculating the Index Credit.. We subtract the value of the S&P 500® on the Segment Date (1,000) from the value of the S&P 500® at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500® on the Segment Date (1,000).
(700 - 1,000)	=	-30.00%
1,000

Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.
The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).
Indexed Account B
For Indexed Account B, Index refers to Standard & Poor’s 500® Composite Stock Price Index excluding dividends. The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term, but the percentage increase in the Index does not exceed the applicable Growth Cap. The second example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the percentage increase in the Index is greater than the applicable Growth Cap. The third example shows how we calculate Index Credits when there is a decline in the Index over the Index Credit Term.
Example 1:  Applicable Growth Cap Rate Exceeds Percentage Increase for Index
Assumptions:
●
The value of the S&P 500® on the Segment Date is 1,000;
●
The value of the S&P 500® at the end of the Index Credit Term is 1,050;
●
The Growth Cap for the Segment is 6.00%, or 0.06;
●
The Participation Rate for the Segment is 140%; and
●
The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.
First, we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500® on the Segment Date (1,000) from the value of the S&P 500® at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500® on the Segment Date (1,000).
(1,050 - 1,000)	=	5.00%
1,000
Second, we multiply the lesser of the result (5.00%) and the Growth Cap (6.00%) by the Participation Rate (140%). In this case, the result is lower than the Growth Cap, so we multiply the result (5.00%) by the Participation Rate (140%) to determine the Index Credit rate (7.00%).
Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (7.00%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).
7.00% × $10,000	=	$700
The Segment earned a $700.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,700 ($10,000 + $700).
Example 2:  Percentage Increase of Index Exceeds Applicable Growth Cap
Assumptions are the same as Example 1, except:
●
The value of the S&P 500® at the end of the Index Credit Term is 1,200.
First, we determine the rate for calculating the Index Credit.. We subtract the value of the S&P 500® on the Segment Date (1,000) from the value of the S&P 500® at the end of the Index Credit Term (1,200). We divide the result (200) by the value of the S&P 500® on the Segment Date (1,000).

(1,200 - 1,000)	=	20.00%
1,000
Second, we multiply the lesser of the result (20.00%) and the Growth Cap (6.00%) by the Participation Rate (140%). In this case, the result is higher than the Growth Cap, so we multiply the Growth Cap (6.00%) by the Participation Rate (140%) to determine the Index Credit rate (8.40%).
Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (8.40%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).
8.40% × $10,000	=	$840
The Segment earned an $840 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,840 ($10,000 + $840).
Example 3:  Index Declines
Assumptions are the same as Example 1, except:
●
The value of the S&P 500® at the end of the Index Credit Term is 700.
First we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500® on the Segment Date (1,000) from the value of the S&P 500® at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500® on the Segment Date (1,000).
(700 - 1,000)	=	-30.00%
1,000
Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.
The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).
Indexed Account G
For Indexed Account G, Index refers to Standard and Poor's 500® Low Volatility Index excluding dividends. The first example shows how we calculate an Index Credit when the Index increases over the Index Credit Term and the Segment is not subject to a Growth Cap. The second example shows how we calculate an Index Credit when the Index decreases over the Index Credit Term.
Example 1:  Index Increases Over the Index Credit Term
Assumptions:
●
The value of the S&P 500 Low Vol. on the Segment Date is 1,000;
●
The value of the S&P 500 Low Vol. at the end of the Index Credit Term is 1,050;
●
The Growth Cap for the Segment is unlimited;
●
The Participation Rate for the Segment is 85%; and
●
The Accumulation Value under the Segment at the end of the Index Credit Term is $10,000.

First we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500 Low Vol. on the Segment Date (1,000) from the value of the S&P 500 Low Vol. at the end of the Index Credit Term (1,050). We divide the result (50) by the value of the S&P 500 Low Vol. on the Segment Date (1,000).
(1,050 - 1,000)	=	5.00%
1,000
Second, we multiply the result (5.00%) by the Participation Rate (85%) to determine the Index Credit rate (4.25%). As the Growth Cap is unlimited in this case, it does not impact the Index Credit Rate.
Third, we determine the amount of the Index Credit. We multiply the Index Credit rate (4.25%) by the Accumulation Value under the Segment at the end of the Index Credit Term ($10,000).
4.25% × $10,000	=	$425
The Segment earned a $425.00 Index Credit. Thus, the Accumulation Value after we credit the Index Credit equals $10,425 ($10,000 + $425).
Example 2:  Index Decreases Over the Index Credit Term
Assumptions are the same as Example 1, except:
●
The value of the S&P 500 Low Vol. at the end of the Index Credit Term is 700.
First we determine the rate for calculating the Index Credit. We subtract the value of the S&P 500 Low Vol. on the Segment Date (1,000) from the value of the S&P 500 Low Vol. at the end of the Index Credit Term (700). We divide the result (-300) by the value of the S&P 500 Low Vol. on the Segment Date (1,000).
(700 - 1,000)	=	-30.00%
1,000
Since the Index Credit cannot be less than zero, a 0% Index Credit rate is used.
The Segment earned a $0 Index Credit. Thus, the Accumulation Value after we calculate the amount of the Index Credit equals $10,000 ($10,000 + $0).
Guaranteed Minimum Accumulation Value.  The Policy has a guaranteed minimum Accumulation Value that is available upon Termination or surrender of the Policy, the death of the insured, or maturity. We calculate the guaranteed minimum Accumulation Value for the Policy by crediting interest on the Accumulation Value in the Guaranteed Interest Account, the Interim Account, and Fixed Indexed Accounts, on a daily basis at a minimum annual rate of interest of 2%. Deductions for current monthly Policy charges, excluding the Indexed Account Charge, will reduce the guaranteed minimum Accumulation Value. In addition, partial surrenders from and transfers of Accumulation Value out of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value. A partial surrender of Accumulation Value from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount withdrawn. Likewise, a transfer of Accumulation Value out of the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options will reduce the guaranteed minimum Accumulation Value by the amount transferred.
We will assess the Partial Surrender Transaction Charge and the Transfer Transaction Charge against the Policy’s Accumulation Value in the same order as we assess other charges against Accumulation Value. This means that the guaranteed minimum Accumulation Value will only be affected by the Partial

Surrender Transaction Charge and the Transfer Transaction Charge if the transfer occurs from the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. See “Deduction of Accumulation Value Charges.”
We use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable on the death of the Insured, any amount payable upon Surrender of the Policy, and upon Termination or maturity where the guaranteed minimum Accumulation Value exceeds the Accumulation Value under the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options. For purposes of calculating the Death Benefit or Surrender Value or amount payable upon Termination or maturity, we compare the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options against the Accumulation Value in each of those Accounts. Where the guaranteed minimum Accumulation Value exceeds the Accumulation Value in the investment option at the date of death of the insured, surrender, Termination or maturity of the Policy, we use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable, Surrender Value of the Policy or amount payable upon Termination or maturity. Conversely, where the guaranteed minimum Accumulation Value is less than the Accumulation Value in the Guaranteed Interest Account, Interim Account or Fixed Indexed Account options, we will use the Accumulation Value to calculate the Death Benefit payable, Surrender Value of the Policy or amount payable upon Termination or maturity. We will not use the guaranteed minimum Accumulation Value to calculate any other values under the Policy, including amounts available for policy loan or partial surrender.
The guaranteed minimum Accumulation Value will not extend the time your Policy remains in force in the event of Policy Termination. In that event, we will send you the remaining guaranteed minimum Accumulation Value, less any outstanding Policy loan, Policy Loan Interest due, and any surrender charge that may apply, in the form of cash. If the guaranteed minimum Accumulation Value for the Guaranteed Interest Account, Interim Account or Fixed Indexed Account is less than the Accumulation Value for that option, we will not pay you any amount for that General Account option upon Termination of the Policy. The amount of cash you will receive upon Policy Termination will be the sum of the excess of the guaranteed minimum Accumulation Value over the Accumulation Value for each of the Guaranteed Interest Account, Interim Account and Fixed Indexed Account options.
Example:  The example below compares the calculation of the guaranteed minimum Accumulation Value and the Accumulation Value under Fixed Indexed Account A over a five year period.
Year	Fixed Indexed Account Information
	Participation Rate: Growth Cap		100% 9%	(assumed constant over 5 year period)
	Annual Increase in External Index	Growth Cap	Segment Growth Rate	Accumulation Value Before Index Credit	Index Credit	Accumulation Value After Index Credit	Guaranteed Minimum Accumulation Value (using 2% Interest Credit)	Greater of Fixed Indexed Account and Guaranteed Minimum Accumulation Value
1	-10%	9%	-10.00%	880	-	880	899	899
2	-15%	9%	-15.00%	1,760	-	1,760	1,815	1,815
3	7%	9%	7.00%	2,640	185	2,825	2,750	2,825
4	16%	9%	9.00%	3,705	333	4,038	3,704	4,038
5	20%	9%	9.00%	4,918	443	5,361	4,677	5,361
Under the above example, if the insured were to die or the Owner were to surrender the Policy in the first two years, we would use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable or Surrender Value of the Policy since in each of those years the guaranteed minimum Accumulation Value would exceed the Accumulation Value in Fixed Indexed Account A. We would also use the guaranteed minimum Accumulation Value to calculate the Death Benefit payable or Surrender Value of the Policy in the third year prior to the end of the Index Credit Term since the guaranteed minimum Accumulation Value would also exceed the Accumulation Value in Fixed Indexed Account A up to that point. Remember, we credit Index Credits only at the end of the Index Credit Term. After the end of the Index Credit Term in year three and for years four and five, the Accumulation Value in Fixed Indexed Account A would exceed the guaranteed minimum Accumulation Value. For those years, we would use the Accumulation Value in Fixed Indexed Account A to calculate the Death Benefit payable or Surrender Value of the Policy.
The example below shows the impact on both the guaranteed minimum Accumulation Value and the Accumulation Value under the Fixed Indexed Accounts when a partial surrender is requested.
Example.  In this example, a partial surrender is taken at the end of the second year where all of the Fixed Indexed Account Accumulation Value is withdrawn in the partial surrender of the Policy. This may occur only if there is sufficient Accumulation Value in the other Accounts to prevent the Policy from terminating. Since our policy is to take the partial surrender transaction charge from the remaining Accounts in the order specified for Accumulation Value Charges, the charge is ignored for purposes of this example. Using the values in the prior example shown above, if all of the Fixed Indexed Account Accumulation Value of $1,760 is surrendered, the Fixed Indexed Account Accumulation Value will equal $0 and the guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts will equal $55 ($1,815 of guaranteed minimum Accumulation Value less $1,760 of Accumulation Value withdrawn). Assuming at least one other Account has sufficient Accumulation Value to prevent the Policy from terminating, we will continue to credit interest at the guaranteed minimum rate on the remaining guaranteed minimum Accumulation Value related to the Fixed Indexed Accounts of $55 while the Policy remains in force. We will use the Fixed Indexed Account guaranteed minimum Accumulation Value of $55 plus accrued interest at the guaranteed minimum rate, as well as any additional guaranteed minimum Accumulation Value related to the Guaranteed Interest or the Interim Accounts, to compute surrender proceeds if the Policy is surrendered, to pay You in cash if the Policy terminates or to calculate the Death Benefit if the insured dies.
Example.  In the following example we illustrate the impact of the guaranteed minimum Accumulation Value when the Policy terminates. This example assumes the Policy Owner has allocated amounts to both the Guaranteed Interest Account and one or both of the Fixed Indexed Accounts while the Policy was in force, there are no outstanding Policy loans and no Surrender charges apply. The Policy terminates with the following Accumulation Value and guaranteed minimum Accumulation Value for the Guaranteed Interest Account and the Fixed Indexed Accounts:
Account	Accumulation Value	Guaranteed Minimum Accumulation Value
Guaranteed Interest Account	$0	$0
Fixed Indexed Accounts	$0	$55
Total	$0	$55
Since the Policy Accumulation Value of $0 is insufficient to pay the next monthly Policy charges, the Policy will terminate. When this occurs, we will send the Policy Owner a check for the total amount of the guaranteed minimum Accumulation Value, or $55. Since there are no outstanding Policy loans, no Policy Loan Interest is due, and no surrender charges apply, the Policy Owner would receive the entire $55 in the form of cash.

Fixed Loan Account Value.  We bear the full investment risk for amounts allocated to the Fixed Loan Account. The Fixed Loan Account Accumulation Value is the sum of all fixed interest rate policy loans, less all fixed interest rate policy loan repayments. This amount will be increased by any Fixed Loan Account interest and reduced by any Fixed Loan Account interest allocated to the Guaranteed Interest Account, the Fixed Indexed Accounts or the Variable Account. The Fixed Loan Account Accumulation Value will be credited daily with an annual rate of interest of not less than 4 percent. Any interest credited on the Policy’s Accumulation Value in the Fixed Loan Account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.
Separate Account Changes
We reserve the right to add, combine or remove any Sub-Accounts of the Variable Account and to transfer the assets of one or more Sub-Accounts to any other Sub-Account as permitted by law. Each additional Sub-Account will purchase shares in a new Portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the Sub-Accounts of the Variable Account. New investment options will be made available to existing Policy Owners as we determine in our sole discretion.
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a Sub-Account. Substitution may be made with respect to existing Accumulation Values and future premium payments. A substitution may be made only with any necessary approval of the SEC.
In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available accounts for future premium payments at the time of the request. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
We reserve the right to transfer assets of the Variable Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.
We reserve the right to add additional Sub-Accounts that will be classified as Designated Funds.
We also reserve the right, when permitted by law, to de-register the Variable Account under the 1940 Act, to restrict or eliminate any voting rights of the Policy Owners, to combine the Variable Account with one or more of our other separate accounts, operate the Variable Account or a Sub-Account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Variable Account, and make any changes to the Variable Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts issued by Minnesota Life and by other affiliated and unaffiliated life insurance companies, and as investment medium to fund plan benefits for participating qualified plans. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time, or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such Policy Owners and contract Owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund’s board of directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds’ shares with respect to certain groups of Policy Owners or contract Owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
Market-Timing and Disruptive Trading
This Policy is not designed to be used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as “market-timing.” Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long term Policy Owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.
We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Policy Owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may not be able to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some Policy Owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.
We reserve the right to restrict the frequency of or otherwise modify, condition or terminate any transfer method(s). Your transfer privilege is also subject to modification if we determine that, in our sole discretion, the exercise of the transfer privilege by one or more Policy Owners is or would be to the disadvantage of other Policy Owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:
●
the dollar amount of the transfer(s);
●
whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;
●
whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;
●
the number of transfers in the previous calendar quarter; and
●
whether the transfers during a quarter constitute more than two “round trips” in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.
In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.
In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.
In addition to our market-timing procedures, the underlying Portfolios may have their own market- timing policies and restrictions. While we reserve the right to enforce the Portfolios’ policies and procedures, Policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the market-timing policies established by the Portfolios.
In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a Sub-Account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem Accumulation Value from the Sub-Account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our Home Office designating a new Sub-Account(s) to which the transfer should be made.
Premiums
Policy Premiums
The amount of the Initial Minimum Premium will depend on the Policy’s Initial Face Amount, the Death Benefit option, the insured’s Age at issue, gender, Risk Classification and any additional benefit Agreements chosen. The Initial Minimum Premium is due as of the Policy Date and must be paid on or before the date your Policy is delivered. Between the date we receive the Initial Minimum Premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance Agreement. You may request temporary insurance coverage at the time of Application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of Application, complete the Application and pay the Initial Minimum Premium. You may call or write us at our Home Office to obtain additional information regarding coverage under a temporary insurance Agreement or the Application of your Initial Minimum Premium.
All premiums after the Initial Minimum Premium should be mailed to us at our Home Office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer. You may make an online payment to pay a premium that is due through our online servicing site at www.securian.com/myaccount.
Any premium payment after the Initial Minimum Premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the Net Amount at Risk under the Policy.
When you apply for a Policy, you may elect to pay a Planned Premium which is shown on the policy data pages. We will send you a notice for the Planned Premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the Planned Premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your Planned Premium payment at any time by Written Request. Payment of a Planned Premium does not guarantee that the Policy will remain in force.
You may also pay your Planned Premium using the Premium Deposit Account Agreement. Under the Premium Deposit Account Agreement, you can make up to three payments that will be held in a Premium Deposit Account, a part of our General Account, and use those payments and interest credited on those payments to pay your Planned Premiums for up to ten years from the date of the payment. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50% (the “PDA Minimum Rate”) on each payment to the Premium Deposit Account. The PDA Minimum Rate will be in effect for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on a payment to the Premium Deposit Account. We will send you a confirmation for each deposit you make to the Premium Deposit Account. The confirmation will indicate the annual rate of interest that is in effect for that deposit. For more information about the Premium Deposit Account Agreement see “Supplemental Agreements — Premium Deposit Account Agreement.”
We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess Accumulation Value or premium, to hold premium until the Policy Date or Policy Anniversary, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the Accumulation Value in order to maintain the Policy’s status as life insurance. See “Federal Tax Status.” In the event the Death Benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with the increase in the Death Benefit.
Unless you have specified otherwise in writing, we will not accept a premium payment to the extent that it would cause your Policy to fail the life insurance qualification test or become a MEC. See “Federal Tax Status.” In rare situations, if we receive and allocate the Net Premium prior to the Policy’s anniversary date, your Policy could fail to qualify as life insurance or become a MEC. In that event, unless you have specified otherwise in writing, to prevent your Policy from failing to qualify as life insurance or becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the day following the anniversary date, we will allocate the Net Premium to the Guaranteed Interest Account, the Sub-Accounts of the Variable Account, the Interim Account or the Fixed Indexed Accounts if the allocation takes place on an Interim Account Transfer Date according to your instructions.
We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the Net Premium. Net Premiums are allocated to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or Sub-Accounts of the Variable Account which Sub-Accounts, in turn, invest in shares of the Portfolios.
You must designate the allocation of Net Premiums on your Application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed Written Request in Good Order, or by calling us at 1-844-208-2412 between the hours of 7:30 a.m. and 5:30 p.m., Central time, Monday through Thursday, and 7:30 a.m. and 4:30 p.m., Central time, on Friday, our regular business hours, or via facsimile (fax) at 651-665-6955. We treat requests to change your allocation instructions made via telephone, facsimile (fax) received after the call or transmission ends and we receive the request in Good Order. The allocation of Net Premiums to the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, or to any Sub-Account of the Variable Account must be in multiples of 1 percent of the Net Premium.
We reserve the right to delay the allocation of Net Premiums to the Sub-Accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the Free Look Period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate Net Premiums to the Guaranteed Interest Account until the end of the Free Look Period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the Free Look Period.
If you choose to allocate premium to the Guaranteed Interest Account, we will allocate an amount of the Net Premium, based on the percentage you have chosen, to that Account on the date the premium is received.
If you choose to allocate Net Premium to the Fixed Indexed Accounts, we will allocate the amount of the Net Premium, based on the percentages you have chosen, to the Interim Account on the date the premium is received if the date we receive the premium is not an Interim Account Transfer Date. On the next Interim Account Transfer Date, your Accumulation Value in the Interim Account will be transferred to the Fixed Indexed Accounts according to your current allocation instructions. If we receive your premium payment on an Interim Account Transfer Date, we will allocate the amount of the Net Premium, based on the percentages you have chosen, directly to the Fixed Indexed Accounts.
If mandated under applicable law, we may reject a premium. We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional Agreements from the Policy Accumulation Value, which may result in your Policy terminating.

You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a Death Benefit that will only be payable if the Policy is still in force at the insured’s death.
If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy Accumulation Value and optional Agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See “Termination” and “Policy Charges.” We may also provide information about an Owner and an Owner’s account to government regulators.
We reserve the right in our sole discretion to restrict, including eliminate altogether, the allocation of Net Premium and transfer of Accumulation Value to the Guaranteed Interest Account and Fixed Indexed Accounts.
If your policy is issued with the Death Benefit Guarantee Flex Agreement, we may also limit the amount of premium you may pay under the Policy. Please see “Supplemental Agreement — Death Benefit Guarantee Flex Agreement” for more information.
Sub-Account Allocation
We do not restrict your allocation of Net Premium among the Sub-Accounts. However, if your policy is issued with the NLG Agreement, the percentage of any Net Premiums allocated to any variable Sub-Account will be limited to the maximum variable Sub-Account percentage. Please see “Supplemental Agreement — No Lapse Guarantee Agreement.”
Additionally, if your Policy is issued with the DBGF Agreement, your allocation of Net Premium will affect the DBGA value, which in turn, determines the duration the benefit provided under the DBGF Agreement remains in effect. The Net Premium you allocate to a Sub-Account will be multiplied by the DBGA Account Allocation Factor specified for that Sub-Account to determine the DBGA value attributable to that Net Premium. The DBGA Account Allocation Factor for Designated Sub-Accounts will be higher than the DBGA Account Allocation Factor specified for other Investment Options available under the Policy. As such, the allocation of Net Premium to a Designated Fund would result in a greater increase in the DBGA value that if the allocation were made to another Investment Option under the Policy. See “Supplemental Agreements — Death Benefit Guarantee Flex Agreement.”
If you make premium payments while benefits are paid on the LTC Agreement, you will only be able to allocate premium payments to the Guaranteed Interest Account.
Accumulation Value
Your Policy’s Accumulation Value equals your investment in the Guaranteed Interest Account, the Interim Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account, plus any collateral held in the Fixed Loan Account for any loans you have taken. The Accumulation Value of the Policy varies with the interest crediting experience of the Guaranteed Interest Account, Interim Account, Fixed Indexed Accounts, and Fixed Loan Account, and the investment experience of the Sub-Accounts of the Variable Account.
Unlike a traditional fixed benefit life insurance policy, your Policy’s Accumulation Value cannot be determined in advance, even if you pay premiums as planned, because the Accumulation Value of the Variable Account varies daily with the investment performance of the Sub-Accounts and the Accumulation Value of the Fixed Indexed Accounts depends at least in part on positive changes in value of the S&P 500® Index over Segment Terms. Even if you continue to pay premiums as planned, your Accumulation Value in the Variable Account could decline to zero because of unfavorable investment experience and the assessment of charges.
Upon request, we will tell you the Accumulation Value of your Policy. We will also send to you a report each year on the Policy Anniversary advising you of your Policy’s Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy’s Accumulation Value through our online servicing site at www.securian.com/myaccount.
Variable Account Accumulation Value.  The Accumulation Value of your Policy in the Variable Account is not guaranteed. We determine your Policy’s Variable Account Accumulation Value by multiplying the current number of Sub-Account Units for each Sub-Account in which you are invested by the current Sub-Account Unit Value for that Sub-Account and adding those values together. A Sub-Account Unit is a measure of your Policy’s interest in a Sub-Account. The number of Units credited with respect to each Net Premium payment is determined by dividing the portion of the Net Premium payment allocated to each Sub-Account by the then current Unit Value for that Sub-Account. The number of Units credited is determined as of the end of the Valuation Date on which we receive your premium payment at our Home Office in Good Order.
Once determined, the number of Units credited to your Policy will not be affected by changes in Sub-Account Unit Values. However, the number of Units in a Sub-Account will be increased by the allocation of subsequent Net Premiums, fixed interest rate loan repayments, transfers and Fixed Loan Account interest to the Sub-Account. The number of Units will be decreased by policy charges, fixed interest rate policy loans, transfers and partial surrenders from the Sub-Account. The number of Units in a Sub-Account will decrease to zero if the Policy is surrendered or terminated.
The Unit Value of a Sub-Account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the Sub-Account. The value of a Unit for each Sub-Account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that Sub-Account for the valuation period ending on the subsequent Valuation Date.
The net investment factor is a measure of the net investment experience of a Sub-Account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any Unit Value Credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit Value Credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the Unit Value for the Sub-Account.
The gross investment rate is equal to:
1.
the net asset value per share of a Fund share held in the Sub-Account of the Variable Account determined at the end of the current valuation period; plus
2.
the per share amount of any dividend or capital gain distributions by the Fund if the “ex-dividend” date occurs during the current valuation period; with the sum divided by
3.
the net asset value per share of that Fund share held in the Sub-Account determined at the end of the preceding valuation period.

The table below identifies the annual Unit Value Credit that we may, in our sole discretion, apply to each Sub-Account of the Variable Account. The annual Unit Value Credit is expressed as a percentage of average annual Portfolio assets held by the Sub-Account. The amount of the Unit Value Credit we may apply varies among Sub-Accounts and some Sub-Accounts may receive larger Unit Value Credits than other Sub-Accounts. Some Sub-Accounts are not eligible for a Unit Value Credit. Our payment of Unit Value Credits may be discontinued at any time.
Sub-Account	Annual Unit Value Credit
AB Dynamic Asset Allocation Portfolio – Class B Shares	0.08
AB International Value Portfolio – Class A Shares	0.00
American Funds® Capital World Bond Fund – Class 1 Shares	0.00
American Funds® SMALLCAP World Fund – Class 1 Shares	0.00
American Funds® Growth Fund – Class 1 Shares	0.00
American Funds® Growth-Income Fund – Class 1 Shares	0.00
American Funds® EUPAC Fund – Class 1 Shares	0.00
American Funds® Managed Risk Asset Allocation Fund – Class P2	0.00
American Funds® Managed Risk Global Allocation Portfolio – Class P2	0.00
American Funds® New World® Fund – Class 1 Shares	0.00
American Funds® The Bond Fund of America – Class 1	0.00
American Funds® U.S. Government Securities Fund – Class 1 Shares	0.00
BlackRock International Index V.I. Fund – Class I Shares	0.02
BlackRock Small Cap Index V.I. Fund – Class I Shares	0.02
ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	0.07
Fidelity® Bond Index Portfolio – Initial Class Shares	0.02
Fidelity® Equity-Income Portfolio – Initial Class Shares	0.03
Fidelity® Index 500 Portfolio – Initial Class Shares	0.00
Fidelity® Mid Cap Portfolio – Initial Class Shares	0.03
Franklin Small Cap Value VIP Fund – Class 1 Shares	0.04
Goldman Sachs VIT Government Money Market Fund – Service Shares	0.00
Invesco V.I. American Value Fund – Series I Shares	0.04
Invesco V.I. Comstock Fund – Series I Shares	0.04
Invesco V.I. International Growth Fund – Series I Shares	0.04
Invesco V.I. Main Street Small Cap Fund® – Series I Shares	0.10
Janus Henderson Balanced Portfolio – Institutional Shares	0.00
Janus Henderson Flexible Bond Portfolio – Institutional Shares	0.00
Janus Henderson Forty Portfolio – Institutional Shares	0.00
Janus Henderson Mid Cap Value Portfolio – Institutional Shares	0.00
Janus Henderson Overseas Portfolio – Institutional Shares	0.00
LVIP Avantis Large Cap Value Fund – Standard Class II Shares	0.00
LVIP American Century Inflation Protection Fund – Standard Class II Shares	0.00
LVIP Nomura U.S. Real Estate Fund – Standard Class	0.00

Sub-Account	Annual Unit Value Credit
LVIP SSgA Mid-Cap Index Fund – Standard Class	0.00
MFS® International Intrinsic Equity Portfolio – Initial Class	0.05
MFS® Mid Cap Growth Series – Initial Class	0.05
Morgan Stanley VIF Emerging Markets Equity Portfolio – Class II Shares	0.13
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I Shares	0.06
Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares	0.06
Morningstar Conservative ETF Asset Allocation Portfolio – Class I Shares	0.06
Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares	0.06
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I Shares	0.06
Neuberger Berman Quality Equity Portfolio – Class I Shares	0.00
Nomura VIP Asset Strategy Series – Service Class Shares	0.12
Nomura VIP Core Equity Series – Service Class Shares	0.12
Nomura VIP Global Growth Series – Service Class Shares	0.12
Nomura VIP International Core Equity Series – Service Class Shares	0.12
Nomura VIP Mid Cap Growth Series – Service Class Shares	0.12
Nomura VIP Pathfinder Moderate – Managed Volatility Series – Service Class Shares	0.07
Nomura VIP Science and Technology Series – Service Class Shares	0.12
Nomura VIP Small Cap Growth Series – Service Class Shares	0.00
Nomura VIP Smid Cap Core Series – Service Class Shares	0.12
PIMCO VIT Global Diversified Allocation Portfolio – Advisor Class Shares	0.05
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class Shares	0.00
PIMCO VIT Low Duration Portfolio – Institutional Class Shares	0.00
PIMCO VIT Total Return Portfolio – Institutional Class Shares	0.00
Putnam VT International Equity Fund – Class IA Shares	0.00
Putnam VT International Value Fund – Class IA Shares	0.00
Putnam VT Large Cap Growth Fund – Class IA Shares	0.00
Putnam VT Large Cap Value Fund – Class IA Shares	0.00
SFT Balanced Stabilization Fund	0.07
SFT Core Bond Fund – Class 1 Shares	0.02
SFT Equity Stabilization Fund	0.07
SFT Government Money Market Fund	0.07
SFT Index 400 Mid-Cap Fund – Class 1 Shares	0.02
SFT Index 500 Fund – Class 1 Shares	0.03
SFT Nomura Growth Fund	0.12
SFT Nomura Small Cap Growth Fund	0.12
SFT Real Estate Securities Fund – Class 1 Shares	0.03
SFT T. Rowe Price Value Fund	0.12
SFT Wellington Core Equity Fund – Class 1 Shares	0.06

Sub-Account	Annual Unit Value Credit
TOPS® Managed Risk Flex ETF Portfolio	0.07
T. Rowe Price Health Sciences Portfolio – II Class	0.00
Vanguard® Balanced Portfolio	0.00
Vanguard® PRIMECAP Portfolio	0.00
Vanguard® Diversified Value Portfolio	0.00
Vanguard® Equity Income Portfolio	0.00
Vanguard® High Yield Bond Portfolio	0.00
Vanguard® International Portfolio	0.00
Vanguard® Short-Term Investment-Grade Portfolio	0.00
Vanguard® Small Company Growth Portfolio	0.00
Vanguard® Total Bond Market Index Portfolio	0.00
Vanguard® Total Stock Market Index Portfolio	0.00
We determine the value of the Units in each Sub-Account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio’s shares is computed once daily as of the close of trading on the New York Stock Exchange (typically 3:00 p.m. Central time).
Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds’ Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds’ Portfolios. See “Payments Made by Underlying Mutual Funds.” The Unit Value Credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the Sub-Accounts that invest in the Funds’ Portfolios. We will only provide Unit Value Credits to a Sub-Account where the corresponding Portfolio, the investment adviser of that Portfolio or their affiliates compensate us or our affiliates for providing such services. Our decision to provide Unit Value Credits to certain Sub-Accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to Owners.
All Unit Value Credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.
Guaranteed Interest Account Accumulation Value.  The Guaranteed Interest Account Accumulation Value of your Policy equals the sum of the following:
●
the Net Premiums you allocate to the Guaranteed Interest Account;
●
plus, any interest credited thereto, any fixed loan repayments, any transfers of Accumulation Value from the Sub-Accounts of the Variable Account and from Segments of the Fixed Indexed Accounts and any allocation of Fixed Loan Account interest; and

●
less, any fixed interest rate policy loans, partial surrenders, transfers of Accumulation Value to the Sub-Accounts of the Variable Account and Segments of the Fixed Indexed Accounts and policy charges.
We credit interest to the Guaranteed Interest Account Accumulation Value daily at an annual rate of interest of not less than 2 percent. We may at our sole discretion, credit interest at a higher rate.
Fixed Indexed Account Accumulation Value.  The Fixed Indexed Account Accumulation Value of your Policy equals the sum of the Accumulation Value of all Segments in the Fixed Indexed Accounts. The value of a Segment on any day after the Segment Date is equal to:
●
the value of the Segment as of the prior day; plus
●
any Index Credits earned on the Segment since the prior day; minus
●
the amount of any transaction or monthly charges; or transfers or partial surrenders from the Segment since the prior day.
Fixed Loan Account Accumulation Value.  The Fixed Loan Account Accumulation Value of your Policy equals the sum of the following:
●
all fixed interest rate policy loans less all fixed interest rate policy loan repayments;
●
plus, any Fixed Loan Account interest; and
●
less, any Fixed Loan Account interest allocated to the Guaranteed Interest Account, Fixed Indexed Accounts or Variable Account.
We credit interest on the Fixed Loan Account Accumulation Value daily at an annual rate of interest of not less than 4 percent. We may, at our sole discretion, credit interest at a higher rate.
Interim Account Accumulation Value.  The Interim Account Accumulation Value of your Policy on any day equals the sum of the following:
●
the Interim Account Accumulation Value as of the prior day; plus
●
interest earned on Accumulation Value held in the Interim Account since the prior day; plus
●
the amount of any Net Premiums allocated to the Interim Account since the prior day; plus
●
any fixed interest rate policy loan repayment since the prior day; minus
●
the amount of any charges assessed against the Interim Account since the prior day; minus
●
the amount of any transfer from the Interim Account since the prior day; minus
●
any applicable partial surrenders since the prior day.
We credit interest on Interim Account Accumulation Value at an annual rate of interest of not less than 2 percent. We may, at our sole discretion, credit interest at a higher rate.
Standard Death Benefits
Death Benefit Proceeds
As long as the Policy is in force, we will determine the amount of and pay the Death Benefit proceeds on the Policy upon receipt at our Home Office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of Death Benefit proceeds) regarding how to pay the Death Benefit payment, and any other documents, forms and information we need. We may require return of the

Policy. We will pay the Death Benefit proceeds to the Beneficiary(ies), if living. If each Beneficiary dies before the insured, we will pay the Death Benefit proceeds to the Owner or the Owner’s estate, or, if the Owner is a corporation, to it or its successor. We will pay the Death Benefit proceeds in a lump sum or under a settlement option.
Death Benefit proceeds equal:
●
the Death Benefit (described below);
●
plus any additional insurance on the insured’s life under the Level Term Insurance Agreement;
●
plus under the Level Option Death Benefit, any premium paid after the date of the insured’s death;
●
minus any amounts paid under the Long Term Care Agreement;
●
minus any unpaid monthly charges;
●
minus any outstanding Policy loan; and
●
minus any accrued Policy Loan Interest.
We may further adjust the amount of the Death Benefit proceeds if we contest the Policy and the insured dies by suicide or you misstate the insured’s Age or gender. This calculation may be subject to a minimum death benefit amount, if applicable. See “Statement of Additional Information.”
Death Benefit Options
The Policy provides a Death Benefit under either the Level or Increasing Death Benefit Option. The Death Benefit is determined on each monthly Policy Anniversary and as of the date of the insured’s death. You must select one of the two Death Benefit options we offer in your Application. If you do not choose a Death Benefit option in your Application, the Level Option Death Benefit will automatically be in effect.
The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached Agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental Agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.
Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. If you chose the CVAT test, you may not have the Overloan Protection Agreement on your Policy. See ”Supplemental Agreements — Overloan Protection Agreement.“
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Age of the insured) of the Accumulation Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Age and gender class of the insured) of the Accumulation Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Accumulation Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional Agreements, as your Accumulation Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.
Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.
Under the Guideline Premium Test (GPT), the Level Option Death Benefit equals the greatest of:
1.
the Face Amount on the insured’s date of death; or
2.
a specified “limitation percentage,” called the Guideline Premium Test Death Benefit Percentage Factor (GPT DBPF) on your Policy’s data pages, multiplied by the Accumulation Value on the insured’s date of death.
Under the Level Option, your Death Benefit remains level unless the limitation percentage multiplied by the Accumulation Value is greater than the Face Amount; then the Death Benefit will vary as the Accumulation Value varies.
The limitation percentage is the minimum percentage of Accumulation Value we must pay as the Death Benefit under federal tax requirements. It is based on the Age of the insured at the beginning of each Policy Year. The following table indicates the limitation percentages for the guideline premium test for different Ages:
Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each year over Age 40
46 to 50	215% minus 6% for each year over Age 45
51 to 55	185% minus 7% for each year over Age 50
56 to 60	150% minus 4% for each year over Age 55
61 to 65	130% minus 2% for each year over Age 60
66 to 70	120% minus 1% for each year over Age 65
71 to 75	115% minus 2% for each year over Age 70
76 to 90	105%
91 to 95	105% minus 1% for each year over Age 90
96 to 121	100%
If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Policy’s Accumulation Value.
Level Option Guideline Premium Test Example.  Assume that the insured’s Age is under 40. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the Accumulation Value above $40,000 will increase the Death Benefit by $250.

Similarly, so long as the Accumulation Value exceeds $40,000, every $100 taken out of the Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Policy.
Under the Cash Value Accumulation Test (CVAT), the Level Option Death Benefit equals the greatest of:
1.
the Face Amount on the date of the insured’s death; or
2.
the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.
Under the Level Option, your Death Benefit remains level unless the Accumulation Value is greater than the net single premium as specified under Code Section 7702, multiplied by the Face Amount. The net single premium is based on the insured's gender, Age, tobacco status, and Risk Class.
Under the CVAT, a “limitation percentage” may be defined as the value “1” divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the Accumulation Value and the Death Benefit. Specifically, the Death Benefit is never less than the Accumulation Value multiplied by the applicable limitation percentage, regardless of whether the Policy satisfies the GPT or CVAT.
If the Code requires us to determine the Death Benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the Accumulation Value will increase our risk, and we will increase the cost of insurance charge we assess from the Accumulation Value.
Level Option Cash Value Accumulation Test Example.  Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 225 percent of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $44,444, the Death Benefit of the Policy will exceed the $100,000 Face Amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the Accumulation Value above $44,444 will increase the Death Benefit of the Policy by $225.
Similarly, so long as the Accumulation Value exceeds $44,444, every $100 taken out of the Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount, the Death Benefit of the Policy will equal the Face Amount of the Policy.
Under the Guideline Premium Test, the Increasing Option Death Benefit equals the greatest of:
1.
the Face Amount plus the Accumulation Value on the insured’s date of death; or
2.
the limitation percentage (the GPT DBPF) multiplied by the Accumulation Value on the insured’s date of death.
Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.
Increasing Option Guideline Premium Test Example.  Assume that the insured’s Age is under 40. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $60,000 will generally have a Death Benefit of $160,000 ($100,000 + $60,000). The Death Benefit, however, must be at least 250 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,666, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of Accumulation Value above $66,666 will increase the Death Benefit by $250.
Similarly, any time the Accumulation Value exceeds $66,666, every $100 taken out of Accumulation Value will reduce the Death Benefit by $250. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the Face Amount plus the Accumulation Value of the Policy.
Under the Cash Value Accumulation Test, the Increasing Option Death Benefit equals the greatest of:
1.
the Face Amount plus the Accumulation Value on the insured’s date of death; or
2.
the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.
Under the Increasing Option, the Death Benefit always varies as the Accumulation Value varies.
Increasing Option Cash Value Accumulation Test Example.  Assume that the Policy has a Face Amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, a Policy with an Accumulation Value of $65,000 will generally have a Death Benefit of $165,000 ($100,000 + $65,000). The Death Benefit for the Policy must be at least 225 percent of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $80,000, the Death Benefit for the Policy will be greater than the Face Amount plus the Accumulation Value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of Accumulation Value above $80,000 will increase the Death Benefit of the Policy by $225.
Similarly, any time Accumulation Value exceeds $80,000, every $100 taken out of Accumulation Value will reduce the Death Benefit of the Policy by $225. If at any time the Accumulation Value multiplied by the limitation percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit for the Policy will be the Face Amount plus the Accumulation Value of the Policy.
Effect of Partial Surrenders on the Death Benefit
If you choose the Level Option, a partial surrender will reduce the Face Amount by an amount equal to the amount of the partial surrender. If you choose the Increasing Option, your Face Amount will not be affected by a partial surrender. Regardless of the Death Benefit option you choose, a partial surrender will reduce the Death Benefit by at least the amount of the partial surrender.
Effect of Chronic Illness Benefit Payment on the Death Benefit
When a chronic illness benefit payment is made under the Accelerated Death Benefit Agreement for Chronic Illness, the Death Benefit is reduced by the amount of the chronic illness benefit payment.
Choosing Death Benefit Options
You must choose one Death Benefit option on your Application. This is an important decision. The Death Benefit option you choose will have an impact on the dollar value of the Death Benefit, on your Accumulation Value, and on the amount of cost of insurance charges you pay. If you do not select a Death Benefit option on your Application, the Level Option will become the Death Benefit option for your Policy, by default.

You may find the Level Option more suitable for you if your goal is to have Net Premiums and positive investment experience reflected to the maximum extent in Accumulation Value. You may find the Increasing Option more suitable if your goal is to increase your total Death Benefit. Under the Increasing Option, positive increases in the Accumulation Value would be reflected in your Death Benefit, where the Death Benefit equals your Initial Face Amount plus the Policy’s Accumulation Value.
Changing the Death Benefit Option
After the first Policy Year, you may change your Death Benefit option once each Policy Year. We will notify you of the new Face Amount.
●
You must send your Written Request in Good Order to our Home Office.
●
The effective date of the change will be the monthly Policy Anniversary on or following the date we approve your request for a change in Good Order.
●
Changing your Death Benefit option may cause you to receive taxable income, may cause your Policy to become a MEC or may have other unintended adverse federal tax consequences. See “Federal Tax Status.” You should consult a tax adviser before changing your Policy’s Death Benefit option.
●
If your policy is issued with Death Benefit Guaranteed Flex Agreement changing your Death Benefit may have an impact on the calculation of your DBGA Value over time. See ”Supplemental Agreements — Death Benefit Guarantee Flex Agreement.“
Increasing/Decreasing the Face Amount
You may increase or decrease the Face Amount of the Policy. An increase or decrease in the Face Amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy’s Face Amount.
An increase in Face Amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period.
Conditions for and impact of decreasing the Face Amount:
●
you must send your Written Request in Good Order to our Home Office;
●
decreases are only allowed if the most recent coverage layer has been in force for at least one year;
●
we require your requested decrease in Face Amount to be at least $5,000;
●
you may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Code;
●
if the decrease in Face Amount would cause your Policy to be classified a MEC under the Code, we will not allow the decrease in Face Amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and
●
a decrease in Face Amount will take effect on the first monthly Policy Anniversary on or after we receive and approve your Written Request.
Conditions for and impact of increasing the Face Amount:
●
your request must be applied for on a supplemental Application and must include evidence of insurability satisfactory to us;

●
a requested increase in Face Amount requires our approval and will take effect on the first monthly Policy Anniversary on or after the day we approve your request;
●
increases are only allowed after the first Policy Year;
●
we require your requested increase in Face Amount to be at least $5,000;
●
each increase in Face Amount will have its own surrender charge that applies for 15 years after the date of the increase; and
●
increases made under the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement, or the Inflation Agreement will be processed according to the provisions of those Agreements and will not require evidence of insurability.
Impact of Increasing or Decreasing the Face Amount on Optional Agreements
If you have added the LTC Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of long-term care benefit (LTC amount) available under the LTC Agreement. If the Policy’s Face Amount after the decrease is less than the LTC amount before the decrease in Face Amount, the LTC amount will be equal to the new decreased Face Amount.
If you have added the Accelerated Death Benefit for Chronic Illness Agreement to your Policy, decreasing the Face Amount of the Policy may lower the amount of chronic illness benefit (Chronic Illness Death Benefit Amount) available under the Agreement. If the Policy’s Face Amount after the decrease is less than the Chronic Illness Death Benefit Amount before the decrease in Face Amount, the Chronic Illness Death Benefit Amount will be equal to the new decreased Face Amount.
Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Policy, other optional agreements may also be available to you. The following tables summarize information about those agreements. The first table is for 2001 CSO Policies and the second table is for 2017 CSO Policies. Information about the fees associated with each agreement included in the tables may be found in the Fee Table.
2001 CSO Policy Optional Agreements
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Waiver of Premium Agreement	Provides monthly premium payments in the event of the insured's total and permanent disability	Optional	No longer available for purchase
Waiver of Charges Agreement	Provides for waiver of monthly charges in the event of the insured’s total and permanent disability	Optional	No longer available for purchase
Children's Term Agreement	Provides fixed level term insurance for insured’s children	Optional	No longer available for purchase

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Terminal Illness Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured is terminally ill	Optional
Level Term Insurance Agreement	Provides additional term insurance on the life of the insured	Optional	No longer available for purchase
Overloan Protection Agreement	Provides protection against Policy Termination in the event Policy Charges exceed the Policy Accumulation Value	Optional
●Policy Owner must
elect the Guideline
Premium Test
●Cannot have exercised
the Accelerated Death
Benefit for Terminal
Illness, or have waived
charges or Premiums
under the Waiver of
Premium or Waiver of
Charges Agreements

Guaranteed Insurability Option Agreement	Guarantees the Policy Owner the right to purchase additional amounts of insurance on the insured’s life without providing evidence of insurability	Optional	No longer available for purchase
Long Term Care Agreement (Issued before 2017)	Allows the Policy Owner to accelerate the Death Benefit in the event the insured meets the requirements for being chronically ill	Optional	No longer available for purchase
Inflation Agreement	Allows for Cost of Living increases in the Face Amount of the Policy without providing evidence of the insured’s insurability	Optional	No longer available for purchase
Business Continuation Agreement	Guarantees the Policy Owner the right to increase the Face Amount of the Policy upon the death of a designated person	Optional	No longer available for purchase

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Insurability Option for Business Agreement	Guarantees a business Policy Owner the right to purchase additional amounts of insurance on the insured’s life on specified dates without providing evidence of insurability	Optional	No longer available for purchase
Premium Deposit Account Agreement	Provides the Policy Owner with an option to deposit funds into an account to ensure that planned Premium payments are made on the Policy Anniversary	Optional	May only have one Premium Deposit Account per Policy
Accelerated Death Benefit for Chronic Illness Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured meets the requirements for being chronically ill	Optional	No longer available for purchase
Accidental Death Benefit Agreement	Provides the Policy Owner with an increased Death Benefit in the event the insured dies by accidental injury	Optional	No longer available for purchase
Death Benefit Guarantee Flex Agreement
Provides the Policy will
remain in force even if
the Accumulation Value
is not sufficient to cover
monthly charges when
due as long as the DBGF
value (as defined in the
Agreement) less any
outstanding policy loans
and accrued loan interest
is sufficient to cover any
charges against the
DBGF value
		Optional	No longer available for purchase
No Lapse Guarantee Agreement
Provides the Policy will
remain in force even if
the Accumulation Value
is not sufficient to cover
monthly charges when
due as long as the NLGA
value (as defined in the
Agreement) less any
outstanding policy loans
and accrued loan interest
is sufficient to cover any
charges against the
NLGA value
		Optional	No longer available for purchase
Other Policy Features

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Allows for allocation of money from the General Account to sub-accounts evenly over a period of time	Optional	Dollar cost averaging transfers will only take place on the Interim Account Transfer Date
Rebalancing	Automatically reallocates money among each of the chosen Sub-Accounts and/or the Guaranteed Interest Account on set dates throughout the year	Optional	Rebalancing is subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares
Systematic Transfers
Automatically transfers
money from one
Sub-Account and/or the
Guaranteed Interest
Account to one or more
other Sub-Accounts, one
or more Fixed Indexed
Accounts and/or the
Guaranteed Interest
Account on specified
dates
		Optional	Systematic transfers are subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares
2017 CSO Policy Optional Agreements
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Waiver of Premium Agreement	Provides monthly premium payments in the event of the insured’s total and permanent disability	Optional	●Subject to insured providing evidence of insurability ●Agreement only available at Policy issue
Waiver of Charges Agreement	Provides for waiver of monthly charges in the event of the insured’s total and permanent disability	Optional	No longer available for purchase
Children's Term Agreement	Provides fixed level term insurance for insured’s children	Optional	No longer available for purchase
Accelerated Death Benefit for Terminal Illness Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured is terminally ill	Optional

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Level Term Insurance Agreement	Provides additional term insurance on the life of the insured	Optional	●Subject to insured providing evidence of insurability ●Agreement only available at Policy issue
Overloan Protection Agreement	Provides protection against Policy Termination in the event Policy Charges exceed the Policy Accumulation Value	Optional
●Policy Owner must
elect the Guideline
Premium Test
●Cannot have exercised
the Accelerated Death
Benefit for Terminal
Illness, or have waived
charges or Premiums
under the Waiver of
Premium or Waiver of
Charges Agreements

Guaranteed Insurability Option Agreement	Guarantees the Policy Owner the right to purchase additional amounts of insurance on the insured’s life without providing evidence of insurability	Optional	●Subject to insured providing evidence of insurability ●Only available for insureds between the Ages of zero and forty ●Agreement only available at Policy issue
Long Term Care Agreement (Issued 2025 or after)	Allows the Policy Owner to accelerate the Death Benefit in the event the insured meets the requirements for being chronically ill	Optional	●Available on or about June 30, 2025 ●Subject to insured providing evidence of insurability ●Agreement only available at Policy issue
Inflation Agreement	Allows for Cost of Living increases in the Face Amount of the Policy without providing evidence of the insured’s insurability	Optional	●Subject to insured providing evidence of insurability ●Only available for insureds under Age fifty-seven ●Agreement only available at Policy issue
Business Continuation Agreement	Guarantees the Policy Owner the right to increase the Face Amount of the Policy upon the death of a designated person	Optional	No longer available for purchase

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Insurability Option for Business Agreement	Guarantees a business Policy Owner the right to purchase additional amounts of insurance on the insured’s life on specified dates without providing evidence of insurability	Optional	No longer available for purchase
Premium Deposit Account Agreement	Provides the Policy Owner with an option to deposit funds into an account to ensure that planned Premium payments are made on the Policy Anniversary	Optional	May only have one Premium Deposit Account per Policy
Accelerated Death Benefit for Chronic Illness Agreement	Allows the Policy Owner to accelerate the Death Benefit in the event the insured meets the requirements for being chronically ill	Optional	●Subject to insured providing evidence of insurability ●Agreement only available at Policy issue
Accidental Death Benefit Agreement	Provides the Policy Owner with an increased Death Benefit in the event the insured dies by accidental injury	Optional	No longer available for purchase
Death Benefit Guarantee Flex Agreement
Provides the Policy
will remain in force
even if the
Accumulation Value is
not sufficient to cover
monthly charges
when due as long as
the DBGF value (as
defined in the
Agreement) less any
outstanding policy
loans and accrued
loan interest is
sufficient to cover any
charges against the
DBGF value
		Optional	No longer available for purchase

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
No Lapse Guarantee Agreement
Provides the Policy will
remain in force even if
the Accumulation Value
is not sufficient to cover
monthly charges when
due as long as the NLGA
value (as defined in the
Agreement) less any
outstanding policy loans
and accrued loan interest
is sufficient to cover any
charges against the
NLGA value
		Optional	●The percentage of any Net Premiums allocated to any variable Sub-Account will be limited to the maximum variable Sub-Account percentage ●Agreement only available at Policy issue
Other Policy Features
Dollar Cost Averaging	Allows for allocation of money from the General Account to sub-accounts evenly over a period of time	Optional	Dollar cost averaging transfers will only take place on the Interim Account Transfer Date
Rebalancing	Automatically reallocates money among each of the chosen Sub-Accounts and/or the Guaranteed Interest Account on set dates throughout the year	Optional	Rebalancing is subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares
Systematic Transfers
Automatically
transfers money from
one Sub-Account
and/or the
Guaranteed Interest
Account to one or
more other
Sub-Accounts, one or
more Fixed Indexed
Accounts and/or the
Guaranteed Interest
Account on specified
dates
		Optional	Systematic transfers are subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares
Supplemental Agreements
Except as otherwise indicated, the following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.
Waiver of Premium Agreement. The Waiver of Premium Agreement is no longer available for purchase for 2001 CSO policies. The Waiver of Premium Agreement provides that in the event of the insured’s total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.
Waiver of Charges Agreement.  The Waiver of Charges Agreement is no longer available to purchase. The Agreement provides that in the event of the insured’s total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.
For example, in the event of the insured's total and permanent disability, if monthly charges of $1,000 were due under the Policy, we would waive these $1,000 monthly charges, subject to the terms of this Agreement, for so long as the insured remained disabled.
Children’s Term Agreement.  The Children’s Term Agreement is no longer available to purchase. The Children’s Term Agreement provides fixed level term insurance on each of the insured’s children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child’s 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is subject to underwriting approval. We assess a separate monthly charge for this Agreement.
For example, if you purchased this supplemental agreement for a fixed level coverage amount of $10,000 and one of your children named on your Policy or this Agreement were to die while your Policy and this Agreement were still in force, we would pay a $10,000 death benefit to the beneficiary, subject to the age limitations in this Agreement.
Accelerated Death Benefit for Terminal Illness Agreement.  The Accelerated Death Benefit for Terminal Illness Agreement allows you to receive a significant portion of your Policy’s Death Benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available without underwriting approval. There is no separate charge for the Agreement.
For example, if you have a Policy with a $1 million Face Amount and the insured is diagnosed with a terminal illness, you can request to accelerate a portion of your Death Benefit. In this example, if you choose to accelerate $250,000 of the Death Benefit, the Policy’s Face Amount will be decreased by the accelerated amount. After receiving the $250,000 accelerated payment, your remaining Death Benefit would be $750,000, and you would continue to pay premiums and charges based on the new $750,000 Face Value instead of the original $1 million Face Value.
Accidental Death Benefit Agreement.  The Accidental Death Benefit Agreement is no longer available for purchase. The Agreement is subject to underwriting approval and pays the stated Death Benefit if the insured dies as a result of an accident.
Death by accidental injury is defined in the Agreement to include the insured’s death that results directly and independently from an accidental drowning or from an accidental injury. The insured’s death must occur within 180 days after the date of the injury. If the insured’s death is the result of an accidental injury sustained while the insured was riding as a fare-paying passenger in an aircraft or other public conveyance being commercially operated by a licensed common carrier to transport passengers for hire, we will pay twice the amount of the accidental Death Benefit shown on the policy data pages. For example, if you elect this agreement to provide an additional $50,000 in Death Benefits, this additional $50,000 will be payable to the Beneficiary(ies) upon your death from an accidental drowning or from an accidental injury.  In the case of accidental death as a fare-paying passenger in an aircraft or other commercially operated and licensed carrier to transport passengers, the additional Death Benefit will be twice that, or $100,000.
We will not pay the benefit if the insured dies as a result of any of the following conditions:
1.
suicide, whether sane or insane; or
2.
the insured’s commission of, or attempt to commit, a felony; or
3.
bodily or mental infirmity, illness or disease; or
4.
the result of the use of alcohol or drugs and associated mental health issues, medications, poisons, gases, fumes or other substances taken, absorbed, inhaled, ingested or injected, unless taken upon the advice of a licensed physician in a verifiable prescribed manner and dosage; or
5.
the direct result of a motor vehicle collision or accident where the insured is the operator of the motor vehicle and his or her blood alcohol level meets or exceeds the level at which intoxication is defined in the state where the collision or accident occurred, regardless of the outcome of any legal proceedings connected thereto; or
6.
bacterial infection, other than infection occurring simultaneously with, and as a result of, the accidental injury; or
7.
travel or flight in, or descent from or with any aircraft, if the insured is aboard that aircraft for any purpose other than that of being transported as a passenger. Among those not included as “passengers” are pilots, crew members, flight instructors, flight trainees, and persons operating or assisting in the operation of the aircraft; or
8.
war or any act of war, or service in the military, naval or air forces of any country at war, declared or undeclared, provided the insured’s accidental death occurs while serving in such forces or within six months after termination of service in such forces.
There is a monthly charge for this Agreement. You should consider purchasing this Agreement if you want additional insurance coverage in the event the insured dies as a result of an accident.
Premium Deposit Agreement.  The Premium Deposit Agreement allows you to send us up to three payments to pay your annual premium for a period of two to ten years. For each PDA payment you give us, we may require you to pay an initial premium on the date you send us the PDA payment. The initial premium is not part of the PDA account and does not count towards the maximum of three payments into the PDA. The payments will be held in a Premium Deposit Account, a part of our General Account, and interest will be credited on those payments. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50%, the PDA Minimum Rate, on each payment to the Premium Deposit Account for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on payments to the Premium Deposit Account for the duration the payment remains in the Account. We will provide you with the current Premium Deposit Account interest rate upon request.
The Premium Deposit Agreement is not subject to underwriting. You should consider adding this Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect. There is no charge for this Agreement.

Each year, we will withdraw a portion of the payment(s) held in a Premium Deposit Account and pay from our General Account interest credited on that amount to pay your annual premium. Amounts held in the Premium Deposit Account may only be used to pay Policy premiums.
When you add the Premium Deposit Agreement to your Policy, we will send you a confirmation showing the annual withdrawal from the Premium Deposit Agreement account and the interest we will credit on that amount. The following example demonstrates how the Premium Deposit Agreement works:
The Policy Owner requests the Premium Deposit Account and wishes to have 10 annual premium payments of $10,000 each. Assuming an interest rate of 2.75%, we would require a deposit into the Premium Deposit Account of $78,776.78. The initial $10,000 premium payment would need to be made in addition to the deposit into the Premium Deposit Account. The following chart depicts the withdrawals and interest earned for each Premium payment made from the Premium Deposit Amount:
Annual Premium Payment Year	Annual Premium to be Paid	Amount Withdrawn from PDA	Taxable Interest Earned
2	$10,000.00	$9,732.36	$267.64
3	$10,000.00	$9,471.88	$528.12
4	$10,000.00	$9,218.38	$781.62
5	$10,000.00	$8,971.66	$1,028.34
6	$10,000.00	$8,731.54	$1,268.46
7	$10,000.00	$8,497.85	$1,502.15
8	$10,000.00	$8,270.41	$1,729.59
9	$10,000.00	$8,049.06	$1,950.94
10	$10,000.00	$7,833.64	$2,166.36
On the first Policy Anniversary (the second Annual Premium Payment Year), we would withdraw $9,732.36 from the Premium Deposit Account and credit $267.64 in interest from our General Account to pay the annual premium of $10,000 ($9,732.36 + $267.64 = $10,000). The interest of $267.64 will be reported to the Policy Owner as taxable on an IRS Form 1099-INT.
If you request a surrender of any amount held by us under the Premium Deposit Agreement, we will treat it as a request to surrender the Agreement and will refund all of the remaining balance in the Premium Deposit Account to you along with interest credited at the PDA Minimum Rate for the portion of each payment remaining in the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the premium payment for the immediately preceding Policy Anniversary was made from the Premium Deposit Account. We only pay interest from the immediately preceding Policy Anniversary date because the Policy Owner received an interest payment on the Premium Deposit Account money on that date.
If the insured dies while the Policy and the Premium Deposit Account are in force, we will pay the Death Benefit payable under the Policy as well as any remaining balance in the Premium Deposit Account. We will pay you interest on that remaining balance, using the then current interest rate for the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.
Level Term Insurance Agreement.  The Level Term Insurance Agreement is no longer available for purchase for 2001 CSO policies. The Level Term Insurance Agreement is subject to underwriting approval and provides additional level term insurance coverage on the life of the insured. For Agreements issued with Defender 2001 CSO, the Level Term Insurance Agreement provides coverage until the anniversary nearest the insured’s Age 90, at which time it will terminate. For Agreements issued with Defender 2017 CSO, the Level Term Insurance Agreement provides coverage until the anniversary nearest the insured’s Age 100, at which time it will terminate. We assess a separate monthly charge for this Agreement.
For example, if you were to elect this Agreement to provide an additional $250,000 in Death Benefits, this additional $250,000 would be payable to the beneficiary upon your death if this Agreement is still in force. Note that the Level Term Insurance Agreement has no cash or loan values and does not modify any cash or loan values of this Policy.
Overloan Protection Agreement.  The Overloan Protection Agreement provides that the Policy will not terminate because of a Policy loan even where the Accumulation Value of the Policy is insufficient to cover Policy charges. The Policy Owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit for Terminal Illness Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the Death Benefit payable under the Policy will be greatly reduced and be the minimum Death Benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-MECs after the Policy has been in force for at least 15 years and the insured is over 75 years of Age. Once elected, this Agreement will remain in force until the Policy is surrendered or until the insured’s death and will reduce the Policy Death Benefit by the amount of the Fixed Loan Account. We assess a one-time charge when the Agreement is exercised.
For example, if your Policy’s Accumulation Value is $500,000 and you exercise this Agreement, a maximum charge of $50,000 (10% of your Accumulation Value) will be deducted from your Policy. Your remaining Accumulation Value allocated to the separate account or indexed accounts will be transferred to the Guaranteed Interest Account. Exercising this Agreement will guarantee that your Policy does not terminate because of a policy loan even if the cash value is insufficient to cover policy charges.
The tax treatment of the Overloan Protection Agreement is uncertain and it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy’s Overloan Protection Agreement should consult a tax advisor.
Guaranteed Insurability Option.  The Guaranteed Insurability Option (”GIO“) is no longer available for purchase for 2001 CSO policies. The GIO is subject to underwriting approval and guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured’s life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the Face Amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the Owner specifies the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the Ages of zero and forty. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the Policy Anniversary nearest the insured’s fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.
The GIO guarantees that the Owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the Policy Anniversary nearest to the insured’s birthday at Ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the Owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at Age 26, the Owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at Age 26, the next specified option date available at Age 28 will no longer be available. All of the remaining specified option dates (at Ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.
For example, if an insured purchases the GIO at age 18 and selects additional coverage layers of $20,000, he or she would be able to purchase an additional $20,000 in insurance coverage upon the Policy Anniversary nearest to the insured’s birthday at Ages 22, 25, 28, 31, 34, 37 and 40 for a total of $140,000 in additional insurance coverage (assuming the insured exercises the option to purchase additional coverage on each available GIO option date).
The cost of insurance charge for any additional coverage layer will be calculated using the insured’s Age and the most recent underwritten Risk Class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the cost of insurance charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.
The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the Policy Anniversary nearest the insured’s fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the Policy Anniversary nearest the insured’s fortieth birthday if an alternative option date occurs after the insured’s thirty-seventh birthday and before the Policy Anniversary nearest the insured’s fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to Termination of the GIO will continue after the Termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Owner, subject to any surrender charges. You should purchase the GIO if you believe that future changes in the insured’s life (e.g., marriage, children) will result in your need for additional Death Benefit and you are concerned about the insured’s ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIO.
Long Term Care (“LTC”) Agreement – Before 2017.  The LTC Agreement – Before 2017 is no longer available for purchase. The LTC Agreement is subject to underwriting approval and allows you to accelerate Death Benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured’s nursing home care or home health care. To be eligible for benefits under this Agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long-term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long-term care facility stay or days of home health care, as those terms are defined in the Agreement. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.
The benefit payments made under this Agreement may not cover all of the Insured’s long term care costs. The long-term care benefits paid under this Agreement are intended to be “qualified long term care insurance” under federal tax law, and may not be taxable to the Owner. See “Tax Treatment of Policy Benefits.” You should consult your tax advisor about the tax impact of purchasing this Agreement.
This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See “Statement of Additional Information.”
You will select the maximum amount of long-term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.
The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care Net Amount at Risk and dividing by one thousand. The long term care Net Amount at Risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the Agreement. Long term care Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the LTC amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy Face Amount.
If you decrease the Face Amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy’s Face Amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000=$500,000 x .90=$450,000.
The monthly charge for the LTC Agreement will be affected by changes in the long term care Net Amount at Risk. A decrease in the Policy Face Amount will change the long term care Net Amount at Risk even if the LTC amount does not change because the proportion of the Accumulation Value used to reduce the LTC amount to calculate long term care Net Amount at Risk will change. For example, if the Policy Face Amount is $1,000,000, the LTC amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the long term care Net Amount at Risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50=$50,000. If the Policy Face Value is reduced to $750,000, the new long term care Net Amount at Risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the LTC amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667=$66,667. The long term care Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.
When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.
The maximum monthly benefit will be the lesser of:
1.
The monthly benefit percentage you chose times the LTC amount in effect; or
2.
The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.
You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy Loan Interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the Insured dies.
In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more frequently than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).
If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for a period of three consecutive months, you must submit a request to reinstate monthly benefits and provide additional information to us that the insured continues to be eligible for benefits under the Agreement. We will require i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.
If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy’s Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into either of the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.
We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy Death Benefit; request a policy loan, or partial surrenders from the Policy. You may request to decrease the Death Benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit for Terminal Illness Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.
When we make a monthly benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following an LTC benefit payment will equal the Accumulation Value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of an LTC benefit divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.
This Agreement will terminate when i) we have paid the maximum LTC amount, ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy Anniversary. See “Termination” and “Partial Surrender.”
The Long Term Care Agreement was not available between 2017 and 2024.
Long Term Care (“LTC”) Agreement – On or After 2025.   The LTC Agreement is subject to underwriting approval and allows you to accelerate Death Benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured’s nursing home care or home health care. To be eligible for benefits under this Agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do, without substantial assistance, at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long-term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The long-term care elimination period begins when the insured is certified as a chronically ill individual. The long-term care elimination period is satisfied when the insured remains a chronically ill individual for 90 calendar days from the date of such certification. The elimination period has to be satisfied only once while this Agreement is in effect.

The benefit payments made under this Agreement may not cover all of the Insured’s long term care costs. The long-term care benefits paid under this Agreement are intended to be “qualified long term care insurance” under federal tax law, and may not be taxable to the Owner. See “Tax Treatment of Policy Benefits.” You should consult your tax advisor about the tax impact of purchasing this Agreement.
This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See “Statement of Additional Information.”
You will select the maximum amount of long-term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select a 24-month, 48-month, or 72-month benefit period that will be used to calculate your monthly benefit payment.
The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care Net Amount at Risk and dividing by one thousand. The long term care Net Amount at Risk will equal the greater of zero and the long term care amount less the benefit payments that have already been made minus the accumulation value.
If you decrease the Face Amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy’s Face Amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the LTC amount will equal the lesser of the long-term care amount that was in effect immediately prior to the partial surrender and the new face amount.
The monthly charge for the LTC Agreement will be affected by changes in the long term care Net Amount at Risk, however the long term care Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value, as both the LTC Face Amount and the Account Value will reduce by the same amount.
When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.
The maximum monthly benefit will be the LTC amount in effect divided by the number of months in the benefit period you chose.
You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: i) 100% of the LTC amount has been paid, ii) the Insured is no longer eligible for the benefit, iii) the Policy is surrendered, iv) the Policy terminates when the Policy loan plus the unpaid Policy Loan Interest exceed the Accumulation Value, v) we receive a request to cancel this Agreement, vi) or the Insured dies.
We will require periodic i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do, without substantial assistance from another person, at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair) and , ii) resubmission of a plan for qualified long term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services.
If you have added the LTC Agreement, when you make a claim and we pay a long-term care benefit, we will automatically transfer all of your Policy’s Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.
We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy Death Benefit, request a policy loan, or request partial surrenders from the Policy. You may request to decrease the Death Benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit for Terminal Illness Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.
When we make a monthly benefit payment under this Agreement, we will reduce the amount of the death benefit proceeds by the monthly payment. We will also reduce the Accumulation Value in proportion to the portion of the Face Amount that has not yet been accelerated. The Accumulation Value following an LTC benefit payment will equal the Accumulation Value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the cash indemnity benefit payment divided by the portion of the Face Amount that has not yet been accelerated. Cash indemnity benefit payments are payments made when the insured becomes chronically ill and has satisfied the elimination period. These payments are an acceleration of the death benefit and reduce the death benefit dollar for dollar of the benefit payment amount.
If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive. If the Death Benefit is $500,000 and the LTC amount is $500,000 and the Accumulation Value on the date of the Cash Indemnity Benefit Payment is $100,000. If the policy holder receives $10,000 as a Cash Indemnity Benefit payment, reduction to accumulation value will be $100,000 x ($10,000/$500,000) = $2,000 resulting in a new accumulation value of $98,000. The death benefit proceeds would be reduced by the amount of the Cash Indemnity Benefit Payment resulting in $500,000 - $10,000 = $490,000 paid upon death.
This Agreement will terminate when i) the insured is no longer eligible for long term care benefits, ii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iii) the Policy terminates due to the death of the Insured, iv) the Policy terminates upon a complete surrender of the Policy, v) you terminate the Agreement by Written Request to our Home Office, vi) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy Anniversary. See “Termination” and “Partial Surrender.”
Inflation Agreement.  The Inflation Agreement is no longer available for purchase for 2001 CSO policies. The Inflation Agreement provides you the ability to increase your Face Amount of insurance without underwriting every three years based upon increases in the cost of living (the “Cost of Living”) as measured by changes in the U.S. Department of Labor Consumer Price Index (“CPI”). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living Increase on every third Agreement anniversary until the insured reaches the Age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the Age of twenty-one, no further Cost of Living increases may be made. If the insured is under the Age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns Age twenty-one.
The amount of the Cost of Living increase will be the lesser of (1) the Policy Face Amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.
For example, if you have a Policy Face Amount of $1 million, and the CPI during the previous three-year period was calculated as 2.5%, you would have the option to increase the Face Amount by $50,000 (2.5% multiplied by 2, multiplied by the initial Face Amount of $1 million). In this hypothetical example, if the CPI was calculated at 5% or above, any increase to the Face Amount would be limited to $100,000 because the Policy Face Amount multiplied by two times the CPI during the previous three-year period would exceed the maximum $100,000 inflation increase.
The Inflation Agreement is only available for insureds under the Age of fifty-seven, subject to underwriting approval. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.
The cost of insurance charge for any additional insurance will be calculated using the insured’s Age and the most recent underwritten Risk Class for the Policy at the time the cost of living increase is accepted. The cost of insurance charges for any additional insurance will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the cost of insurance charge under the Policy and it may be necessary to pay additional premium to cover the increased cost of insurance charge. The cost of insurance charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.
The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy Face Amount is reduced or eliminated at the request of the Owner, the Policy terminates or the insured dies.
The Inflation Agreement will terminate on the earliest of: 1) the Policy Anniversary nearest to the insured’s 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your Written Request in Good Order to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the Age of twenty-one and 5) the insured’s date of death.
You should purchase the Inflation Agreement if you believe that the Policy Face Amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured’s ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or Face Amounts when offered, you will still pay a charge for the Inflation Agreement.

Increasing your Face Amount of insurance may have adverse tax consequences. If you elect the Inflation Agreement, you should consult a tax advisor before increasing your Face Amount of insurance.
Guaranteed Insurability Option for Business.  The Guaranteed Insurability Option for Business Agreement (”GIOB“) is no longer available to purchase. The GIOB guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured’s life on as many as five specified Option Dates without additional underwriting.
You should purchase the GIOB if you believe that future changes in the insured’s life (e.g. death of a business partner, increase in business value) will result in your need for additional Death Benefit and you are concerned about the insured’s ability to qualify for additional coverage because of the health or lifestyle concerns. If you purchase the GIOB and do not exercise the right to purchase additional insurance coverage or Face Amounts on the exercise date, you will still pay a charge for the GIOB.
The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $200,000 or 20% of the Face Amount of the base Policy on which the GIOB is added. At the time the GIOB is purchased, the Policy Owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified Option Date, which must be between $100,000 and $200,000. If premiums or charges are being waived because the insured is totally disabled, the additional coverage layer increase available will be limited to one-half of the maximum you chose when you applied for the Policy. The GIOB is only available for insureds between the Ages of eighteen and fifty-two. The Policy Owner may purchase the GIOB at issue subject to underwriting of the insured. After August 22, 2015, the Policy Owner may also add the GIOB after the Policy is issued, subject to underwriting of the insured. The charge shown for the GIOB is a monthly charge and will apply from the time the GIOB is added to the Policy until the date the GIOB terminates. The GIOB will terminate on;
(1)
the last available Option Date (described below); or
(2)
the date the policy is surrendered or terminated; or
(3)
the date we receive your Written Request to cancel this Agreement; or
(4)
the date of the insured’s death.
For example, you own a business with another individual, Individual A, and your business’ buy-sell agreement provides for the mandatory buyout of an owner’s equity in the business in the event of an owner’s death. Because the value of your business is increasing in value, you decide to purchase a Policy on the life of Individual A with a $500,000 Face Amount along with the GIOB to help fund the buyout in the event of Individual A’s death.
At the time you purchase the Policy and GIOB, Individual A is 41 years old. Under the terms of the GIOB, you may purchase additional insurance coverage layers on the Option Dates where Individual A is 43, 46, 49, 52 and 55 years old. When you purchase the GIOB, you must select the amount of the additional coverage layers between $10,000, the minimum additional coverage layer under the GIOB, and $100,000, representing 20% of the $500,000 Face Amount. If you select $20,000 for each additional coverage layer, you will have the option to purchase $20,000 in additional coverage on each of the Option Dates described above for a total of$100,000 in additional coverage
The GIOB charge varies based upon the insured’s Age and tobacco status. The charge for the GIOB will not be affected by the purchase of the additional coverage layer on a specified Option Date.

The GIOB guarantees that the Policy Owner will be able to purchase an additional coverage layer on specified Option Dates. The specified Option Dates vary by Issue Age. On each available Option Date, the Policy Owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIOB. The following table shows the Option Dates available based upon the Age of the insured when the GIOB is issued:
Option Dates
Issue Age	22	25	28	31	34	37	40	43	46	49	52	55
18-21	√	√	√	√	√
22-24		√	√	√	√	√
25-27			√	√	√	√	√
28-30				√	√	√	√	√
31-33					√	√	√	√	√
34-36						√	√	√	√	√
37-39							√	√	√	√	√
40-42								√	√	√	√	√
43-45									√	√	√	√
46-48										√	√	√
49-51											√	√
52												√
Example: The Option Dates available for an Insured Age 35 are 37, 40, 43, 46, and 49.
When you add a coverage layer, you are buying additional life insurance for which you will pay cost of insurance and policy issue charges. The cost of the insurance charge for any additional coverage layer will be calculated using the insured’s Age and underwritten Risk Class for the Policy at the time the GIOB was issued. If a coverage layer has been added after issuance of the Agreement at a more favorable Risk Class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten Risk Class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding an additional layer under the GIOB. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIOB. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.
The additional coverage layers purchased prior to Termination of the GIOB will continue after Termination of the GIOB, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.
Business Continuation Agreement.  The Business Continuation Agreement (”BCA“) is no longer available to purchase. The BCA guarantees you the right to increase the Face Amount of this Policy, referred to as a new coverage layer, without evidence of insurability, at the death of a designated life.

You should purchase the BCA if you believe that the future death of a designated life will result in your need for additional Death Benefit and you are concerned about the insured’s ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the BCA and do not exercise the right to purchase additional coverage layers during an Option Period, you will still pay a charge for the BCA.
The applicant will name the person or persons who will serve as the designated life in the Application for this Agreement. There may be as many as five designated lives and the person or persons named as designated lives must also be underwritten and approved for a separate life insurance policy at the time of your Application. A designated life may not be changed after the Policy is issued.
The minimum amount of additional coverage layer available for each designated life is $5,000 and the maximum amount of additional coverage layer available is the lesser of $10,000,000 or two times the Face Amount of the base Policy on which the BCA is added. At the time the BCA is purchased, the Policy Owner will specify the amount of additional coverage layer that will be available upon the death of the designated life. In addition, at the time the BCA is issued, both the insured and each designated life will be required to provide us evidence of insurability satisfactory to us.
The amount of the coverage layer for each designated life will begin to be phased out at the Policy Anniversary nearest to the insured’s Age 76. The phase out amount is equal to the maximum amount of additional coverage layer chosen for the designated life, multiplied by the percentage corresponding to the anniversary nearest the insured’s Age for each Policy Anniversary as shown in the following table:
Anniversary Nearest Insured’s Age	Percentage
Prior to Age 76	100%
Age 76	80%
Age 77	60%
Age 78	40%
Age 79	20%
Age 80	0%
At the death of a designated life, you may exercise the right to add an additional coverage layer to this policy during the ninety day period (”Option Period“) immediately following the date of the designated life’s death. You must notify us in writing that you are exercising your right to add a new coverage layer. We must also receive the following information, in Good Order, at our Home Office during the Option Period:
(1)
proof satisfactory to us of the designated life’s death; and
(2)
a completed Application for the new coverage layer.
If the insured dies within the Option Period following the death of a designated life, but not simultaneously with the designated life, we will pay the maximum increase amount to the Beneficiary of this policy. If the insured and the designated life die at the same time, or under circumstances in which the order of death cannot be determined, we will pay one-half of the maximum increase amounts to the Beneficiary of this policy.
If premiums or charges are being waived because the insured is totally disabled, the increase available will be limited to one-half of the maximum increase amount.

For example, you and your spouse run a family owned business and in the event of one of your deaths, additional insurance protection would help the business continue in operation. If one of you purchases a Policy with a $1 million Face Amount and the BCA, you would have the option to purchase additional coverage between $5,000 and $2 million upon the other’s death, subject to the terms of the Agreement.
The monthly charge shown for the BCA will apply from the time the BCA is added to the Policy until the date the Agreement terminates. The monthly charge for any designated life under the BCA will terminate as of the date of death of the designated life.
The BCA will terminate at the earliest of the following events:
(1)
the date the policy is surrendered or terminated; or
(2)
the date we receive a Written Request to cancel the Agreement; or
(3)
the date of the death of the insured; or
(4)
the end of the Option Period following the death of the last designated life; or
(5)
the Policy Anniversary nearest the insured’s 80th birthday.
The cost of the insurance charge for any additional coverage layer will be calculated using the insured’s Age and underwritten Risk Class for the Policy at the time the BCA was issued. If a coverage layer has been added after issuance of the Agreement at a more favorable Risk Class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten Risk Class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy’s Accumulation Value. There is no requirement to pay additional premium when adding an additional coverage layer under the BCA. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the BCA. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The monthly charge for any designated life under the BCA will terminate as of the next monthly anniversary after the death of the designated life.
Any additional coverage layers purchased during an Option Period will continue after the Termination of the BCA, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.
Death Benefit Guarantee Flex Agreement.  The Death Benefit Guarantee Flex Agreement (DBGF Agreement) is no longer available for purchase. The DBGF Agreement provides that the Policy will remain in force even if the Accumulation Value is not sufficient to cover monthly charges when due, as long as, the DBGA value (as defined in the Agreement) less any outstanding policy loans and accrued loan interest is sufficient to cover any charges against the DBGA value. For example, if a Policy has an Accumulation Value of $25,000 and an outstanding loan of $25,000, it will not have sufficient Accumulation Value from which we can subtract policy charges. If the DBGA value minus the loan value of $25,000 and any accrued interest is sufficient to cover any charges against the DBGA value, the Policy will not terminate at that time.
You should purchase the DBGF Agreement if you are concerned about the policy lapsing due to low Accumulation Value. However, in times of positive market performance your Accumulation Value may never fall to a level insufficient to cover charges, and therefore, the benefit of the DBGF Agreement may not be realized.

Your allocation of Net Premium and Accumulation Value among the Guaranteed Interest Account, Fixed Indexed Accounts and the Sub-Accounts of the Variable Account affects your DBGA value. Each Investment Option is assigned a specified percentage, the DBGA Account Allocation Factor, that is multiplied by the amount of any DBGA Net Premium or Accumulation Value allocated to that Option for purposes of determining the DBGA value attributable to that allocation. The current DBGA Account Allocation Factors are as follows:
Investment Option	DBGA Account Allocation Factor
Guaranteed Interest Account	80%
Fixed Indexed Account	80%
Designated Sub-Accounts	100%
Other Sub-Accounts	80%
The DBGA Net Premium is the premium payment less the DBGA premium charge assessed against the premium. On the date the initial Net Premium is paid under the Policy, the DBGA value for an Investment Option is equal to the amount of the Net Premium allocated to the Investment Option multiplied by the DBGA Account Allocation Factor for the Investment Option. The DBGA value for the Policy is equal to the sum of the DBGA value for each Investment Option to which the initial Net Premium was allocated.
For any date after the date we receive your initial Net Premium, the DBGA value for the Policy is equal to:
1.
the prior DBGA value; plus
2.
interest credited to the prior DBGA value based on the DBGA interest rate set forth on the policy data pages; plus
3.
Net Premium allocated to an Investment Option multiplied by the DBGA Account Allocation Factor for the Investment Option; plus
4.
Accumulation Value transferred to an Investment Option multiplied by the DBGA Account Allocation Factor for the Investment Option; plus
5.
any performance credit; minus
6.
any DBGA partial surrender amount (see below); minus
7.
the deduction of the DBGA Cost of Insurance and DBGA Policy Issue Charges from DBGA value; minus
8.
the deduction of any Policy Change, Partial Surrender (see below) and Transfer Transaction Charges, Cash Extra Charge and any charges for supplemental insurance benefits; minus
9.
the DBGA value attributable to a transfer of Accumulation Value from an Investment Option.
Example 1.  The following example illustrates how a transfer of Accumulation Value from a Designated Account to the Guaranteed Income Account will decrease the DBGA Value.
Prior to the transfer, the Policy has the following Accumulation Values and DBGA Value:
Accumulation Value in Designated Sub-Account: $800
Accumulation Value in Guaranteed Interest Account: $0
DBGA Value prior to the transfer: $1,000

The Policy Owner transfers $400 of Accumulation Value from one of the Designated Sub-Accounts to the Guaranteed Interest Account. After the transfer, the DBGA Value will be recalculated using the following methodology:
Temporary Reduction in DBGA Value to reflect transfer out of Designated Sub-Account:
Amount removed from the DBGA Value: $400 x 100% = $400
Temporary DBGA Value: $1,000 - $400 = $600
Increase in DBGA Value to reflect transfer into Guaranteed Interest Account:
Amount added to DBGA Value: $400 x 80% = $320
Increase in DBGA Value: $600 + $320 = $920
After the transfer, the Policy has the following Accumulation Values and DBGA Value:
Accumulation Value in Designated Account: $400
Accumulation Value in Guaranteed Interest Account: $400
DBGA Value after the transfer: $920
Example 2.  The following example illustrates how a transfer of Accumulation Value from one of the Other Accounts to a Designated Account will increase the DBGA Value.
Prior to the transfer, the Policy has the following Accumulation Values and DBGA Value:
Accumulation Value in Designated Sub-Account: $0
Accumulation Value in one of the Other Sub-Accounts: $800
DBGA Value prior to the transfer: $920
The Policy Owner transfers $400 of Accumulation Value from one of the Other Sub-Accounts to one of the Designated Accounts. After the transfer, the DBGA Value will be recalculated using the following methodology:
Temporary Reduction in DBGA Value to reflect transfer out of the Other Sub-Account:
Amount removed from the DBGA Value: $400 x 80% = $320
Temporary DBGA Value: $920 - $320 = $600
Increase in DBGA Value to reflect transfer into a Designated Account:
Amount added to DBGA Value: $400 x 100% = $400
Increase in DBGA Value: $600 + $400 = $1,000
After the transfer, the Policy has the following Accumulation Values and DBGA Value:
Accumulation Value in Designated Account: $400
Accumulation Value in Other Account: $400
DBGA Value after the transfer: $1,000
We will add an amount to your DBGA value (the “DBGA Performance Credit”) that takes into account increases in the Accumulation Value of the Investment Options in which you are invested, subject to certain conditions. Each Anniversary we will calculate the amount of the DBGA Performance Credit which is equal to:
1.
your Accumulation Value in the Designated Sub-Accounts multiplied by the DBGA Performance Credit Factor for those Sub-Accounts; plus

2.
your Accumulation Value in Sub-Accounts other than the Designated Sub-Accounts multiplied by the DBGA Performance Credit Factor for those Sub-Accounts set forth on the policy data pages; minus
3.
your DBGA value on the prior business day.
If the DBGA Performance Credit is positive, it will be added to your DBGA value. The current DBGA Performance Credit Factors are as follows:
Investment Option	DBGA Performance Credit Factor
Guaranteed Interest Account	70%
Fixed Indexed Account	70%
Designated Sub-Accounts .	90%
Other Sub-Accounts	70%
The following example illustrates how the DBGA Performance Credit is calculated on each Policy Anniversary:
The following Accumulation Values and DBGA Value exist on the Policy Anniversary:
Accumulation Value in Designated Sub-Account: $800
Accumulation Value in all Other Accounts: $600
DBGA Value: $920
On the Policy Anniversary we do the following calculations:
DBGA Performance Credit Calculation for the Designated Accounts = $800 x 90% = $720
DBGA Performance Credit Calculation for All Other Accounts = $600 x 70% = $420
Sum of Performance Credit Calculation for all Accounts: $720 + $420 = $1,140
Comparison to DBGA Value on Policy Anniversary: $1,140 - $920 = $220
Since the Sum of DBGA Performance Credits for all Accumulation Value accounts ($1,140) exceeds the current DBGA Value ($920), we will credit the $220 to the DBGA Value, which will then be $1,140.
The DBGA value is not a value you may take a loan against or access by talking a partial surrender. A partial surrender of Policy Accumulation Value will reduce the DBGA value by the DBGA Partial Surrender Amount which is the greater of i) the amount of the partial surrender or ii) the DBGA value (before the partial surrender) multiplied by a fraction, the numerator of which is the amount of the partial surrender and the denominator of which is the Accumulation Value (before the partial surrender). The DBGA value is used solely to determine whether or not the Policy terminates when the Accumulation Value falls to a level that is insufficient to cover charges against the Accumulation Value. We will provide the Policy Owner with the amount of the DBGA value upon request. We assess a separate monthly charge for this Agreement.
If your Policy’s Accumulation Value is not sufficient to cover monthly charges when due and your DBGA value less any outstanding Policy loans and accrued loan interest is insufficient to cover any charges against the DBGA value, a 61-day Grace Period will begin. See “Termination and Reinstatement — Termination” for information regarding the notice we will provide when a Policy enters the Grace Period and the steps to prevent Termination of the Policy.

When the DBGF Agreement is issued, we will not accept any initial premium or premium for any subsequent Policy Years that exceeds the annual premium limit for the DBGF Agreement. You can obtain the amount of your DBGF Agreement annual premium limit by requesting a personalized Policy illustration. We also identify the DBGF annual premium limit in the policy data pages. We believe the DGBF annual premium limit will approximate twenty-one (21) times the target premium shown on your Policy illustration, however, it may vary depending upon the insured’s characteristics, including gender, Risk Class, Age and Death Benefit option chosen. The DBGF Agreement annual premium limit also applies where we receive cash value from another policy in an exchange under Section 1035 or otherwise. We will waive the annual premium limit for the DBGF Agreement only to the extent that the premium in excess of the annual premium limit is necessary to prevent the policy from terminating prior to the next Policy Anniversary.
Accelerated Death Benefit for Chronic Illness Agreement.   The Accelerated Death Benefit for Chronic Illness Agreement is subject to underwriting approval and allows you to accelerate Death Benefits by receiving monthly chronic illness benefit payments upon the insured meeting certain eligibility requirements. To be eligible for benefits under this Agreement, the insured must be chronically ill. A chronically ill individual is one who has been certified by a licensed health care practitioner to be: (1) severely cognitively impaired or (2) unable to perform, without substantial assistance, at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair) for a period of at least 90 days. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is chronically ill during the entire 90-day period. The elimination period has to be satisfied only once while this Agreement is in effect.
The benefits paid under this Agreement are not intended to be “qualified long term care insurance” under federal tax law, and may be taxable to the Owner. See “Principal Risks of Investing in the Policy.” You should consult your tax advisor about the tax impact of purchasing this Agreement.
We will consider Applications for the Agreement if the insured is chronically ill; however, it is unlikely that the insured’s evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See “Statement of Additional Information.”
You will select the maximum amount of Chronic Illness Death Benefit Amount that you want when you purchase this Agreement. The Chronic Illness Death Benefit Amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of (i) the Policy Face Amount or (ii) five million dollars. You may also select either a two percent (2%) or four percent (4%) monthly benefit percentage that will be used to calculate your monthly benefit payment.
For example, if you have a Policy with a $1 million Face Amount and the insured meets the requirements for being chronically ill, you can request to accelerate a portion of your Death Benefit. In this example, if you choose to accelerate $250,000 of the Death Benefit, the Policy’s Face Amount will be decreased by the accelerated amount. After receiving the $250,000 accelerated payment, your remaining Death Benefit would be $750,000, and you would continue to pay premiums and charges based on the new $750,000 Face Value instead of the original $1 million Face Value.
The monthly charge for the Agreement is calculated by multiplying the monthly rate by the chronic illness Net Amount at Risk and dividing by one thousand. The chronic illness Net Amount at Risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the Chronic Illness Death Benefit Amount chosen by you when you purchase the Agreement. Chronic illness Net Amount at Risk is calculated by subtracting a portion of the Accumulation Value from the Chronic Illness Death Benefit

Amount. The portion of Accumulation Value for this calculation is found by multiplying the Accumulation Value, as of the date we take the charge, by a fraction, the numerator of which is the Chronic Illness Death Benefit Amount and the denominator is the Policy Face Amount.
If you decrease the Face Amount of the Policy, we may lower the amount of Chronic Illness Death Benefit Amount available under the Agreement. If the Policy’s Face Amount after the decrease is less than the Chronic Illness Death Benefit Amount before the face decrease, the Chronic Illness Death Benefit Amount will be equal to the new decreased Face Amount. If you request a partial surrender of your Accumulation Value, the Chronic Illness Death Benefit Amount is set equal to the Chronic Illness Death Benefit Amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the Death Benefit of the Policy (without regard to any Policy loan) after the partial surrender to the Death Benefit of the Policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy Death Benefit is $1,000,000 and the Chronic Illness Death Benefit Amount is $500,000, a partial surrender of $100,000 would reduce the Chronic Illness Death Benefit Amount to $450,000, which is calculated as follows: Chronic Illness Death Benefit Amount before partial surrender ($500,000) multiplied by the ratio of the Death Benefit after partial surrender ($900,000) to the Death Benefit before partial surrender ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.
The monthly charge for the Agreement will be affected by changes in the chronic illness Net Amount at Risk. A decrease in the Policy Face Amount will change the chronic illness Net Amount at Risk even if the Chronic Illness Death Benefit Amount does not change because the proportion of the Accumulation Value used to reduce the Chronic Illness Death Benefit Amount to calculate chronic illness Net Amount at Risk will change. For example, if the Policy Face Amount is $1,000,000, the Chronic Illness Death Benefit Amount is $500,000 and the Accumulation Value on the date of the Policy Face Amount reduction is $100,000, the chronic illness Net Amount at Risk is $450,000, calculated as follows: Chronic Illness Death Benefit Amount ($500,000) minus $50,000, which is the product of the Accumulation Value ($100,000) and the ratio of the Chronic Illness Death Benefit Amount to the Policy Face Value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy Face Value is reduced to $750,000, the new chronic illness Net Amount at Risk will be $433,333, calculated as follows: Chronic Illness Death Benefit Amount ($500,000) minus $66,667, which is the product of the Accumulation Value ($100,000) and the ratio of the Chronic Illness Death Benefit Amount to the Policy Face Value ($500,000/$750,000), or $100,000 x .66667 = $66,667. The chronic illness Net Amount at Risk will not be impacted upon a partial surrender of the Accumulation Value.
When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. The monthly chronic illness benefit payments will begin once an insured is determined to be eligible to receive benefits. In order to continue receiving benefits, we may require, no more frequently than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least two of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). The maximum monthly benefit will be the lesser of:
1.
The monthly benefit percentage you chose times the Chronic Illness Death Benefit Amount in effect; or
2.
The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.
You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed; however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the Chronic Illness Death Benefit Amount has been paid, the insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy Loan Interest exceed the Accumulation Value, we receive a request to cancel this Agreement or the insured dies.
If you have added the Agreement, when you make a claim and we make a chronic illness benefit payment, we will automatically transfer all of your Policy’s Accumulation Value that is in the Fixed Indexed Accounts and the Variable Account to the Guaranteed Interest Account. Transfers of Accumulation Value from the Fixed Indexed Accounts will occur at the end of any applicable Segment Term. You will not be allowed to transfer amounts into either of the Fixed Indexed Accounts or the Variable Account when benefits payments are being made under this Agreement.
Although the allocation of your Accumulation Value in the Fixed Indexed Accounts or Variable Accounts to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.
We will waive the Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against your Accumulation Value. If your Accumulation Value goes to zero while chronic illness benefit payments are being made under this Agreement, we will waive any additional Policy charges. While receiving chronic illness benefit payments, you may not increase the Policy Death Benefit, request a policy loan, partial surrenders from the Policy, or make any other transactions.
When we make a chronic illness benefit payment under this Agreement, we will reduce the amount of the Death Benefit by the monthly payment. We will waive the Policy Transaction Charge for the Death Benefit change made as a result of a benefit payment under this Agreement. We will also reduce the Accumulation Value in proportion to the reduction in the Death Benefit. The Accumulation Value following a chronic illness benefit payment will equal the Accumulation Value immediately prior to the chronic illness benefit payment multiplied by a factor. This factor will equal the Policy Death Benefit (without regard to any outstanding Policy loan) following the payment of a chronic illness benefit payment divided by the Policy Death Benefit (without regard to any outstanding Policy loan) immediately prior to the chronic illness benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.
This Agreement will terminate when i) we have paid the maximum Chronic Illness Death Benefit Amount, ii) the insured is no longer eligible for chronic illness benefit payments, iii) the Policy terminates due to the loan balance exceeding the Accumulation Value, iv) the Policy terminates due to the death of the insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by Written Request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in Accumulation Value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy Anniversary. See “Termination” and “Partial Surrender.”
No Lapse Guarantee Agreement.  The No Lapse Guarantee Agreement (“NLGA”) is no longer available for purchase for 2001 CSO policies. The NLGA provides that the Policy will remain in force even if the Accumulation Value is not sufficient to cover monthly charges when due, as long as, the

NLGA value (as defined in the Agreement) less any outstanding policy loans and accrued loan interest is sufficient to cover any charges against the NLGA value. For example, if a Policy has an Accumulation Value of $25,000 and an outstanding loan of $25,000, it will not have sufficient Accumulation Value from which we can subtract policy charges. If the NLGA value minus the loan value of $25,000 and any accrued interest is sufficient to cover any charges against the NLGA value, the Policy will not terminate at that time.
You should purchase the NLG Agreement if you are concerned about the policy lapsing due to low Accumulation Value. However, in times of positive market performance your Accumulation Value may never fall to a level insufficient to cover charges, and therefore, the benefit of the NLG Agreement may not be realized.
The NLGA Net Premium is the premium payment less the NLGA premium charge assessed against the premium. On the date the initial Net Premium is paid under the Policy, the NLGA value for the Policy is equal to the NLGA Net Premium paid.
For any date after the date we receive your initial Net Premium, the NLGA value for the Policy is equal to:
1.
the prior NLGA value; plus
2.
interest, using the NLGA interest rate shown on the policy data pages, earned since the prior day; plus
3.
any NLGA Net Premium applied since the prior day; minus
4.
any NLGA partial surrender amount (see below); minus
5.
the deduction of the NLGA Cost of Insurance and NLGA Policy Issue Charges from NLGA value; minus
6.
Transaction Charges, Cash Extra Charge and any charges for supplemental insurance benefits.
The NLGA value is not a value you may take a loan against or access by talking a partial surrender. A partial surrender of Policy Accumulation Value will reduce the NLGA value by the NLGA Partial Surrender Amount which is the greater of i) the amount of the partial surrender or ii) the NLGA value (before the partial surrender) multiplied by a fraction, the numerator of which is the amount of the partial surrender and the denominator of which is the Accumulation Value (before the partial surrender). The NLGA value is used solely to determine whether or not the Policy terminates when the Accumulation Value falls to a level that is insufficient to cover charges against the Accumulation Value. We will provide the policy owner with the amount of the NLGA value upon request. We assess a separate monthly charge for this Agreement.
If your Policy’s Accumulation Value is not sufficient to cover monthly charges when due and your NLGA value less any outstanding Policy loans and accrued loan interest is insufficient to cover any charges against the NLGA value, a 61-day Grace Period will begin. See “Termination and Reinstatement — Termination” for information regarding the notice we will provide when a Policy enters the Grace Period and the steps to prevent termination of the Policy.
When the NLG Agreement is issued, we will not accept any initial premium or premium for any subsequent Policy Years that exceeds the annual premium limit for the NLGA Agreement. You can obtain the amount of your NLG Agreement annual premium limit by requesting a personalized Policy illustration. We also identify the NLG annual premium limit in the policy data pages. The NLG Agreement annual premium limit also applies where we receive cash value from another policy in an exchange under Section 1035 or otherwise. We will waive the annual premium limit for the NLG

Agreement only to the extent that the premium in excess of the annual premium limit is necessary to prevent the policy from terminating prior to the next Policy Anniversary. There are also limitations on Net Premium allocations while the agreement is in force. The percentage of any Net Premiums allocated to any variable Sub-Account will be limited to the maximum variable Sub-Account percentage as defined in the policy.
While the Agreement is in force, no requested transfer or systematic transfer may be allocated to a variable Sub-Account where the percentage of the total accumulation value in the Sub-Account prior to the requested transfer or systematic transfer exceeds the maximum variable Sub-Account percentage. These investment restrictions are designed to limit high allocations to any one Sub-Account. These investment restrictions, which are designed to prevent an overconcentration of risk in any single Sub Account, are enforced prior to any investment or investment allocation changes.
We reserve the right at a future time to restrict the allocation for transfers, rebalancing, and additional premiums to any one variable Sub-Account by the maximum variable Sub-Account percentage shown on the policy’s data pages. Additionally, for a requested transfer or systematic transfer, the percentage allocated to any one variable Sub-Account must not exceed the maximum variable Sub-Account percentage of the transfer or systematic transfer amount. We reserve the right to waive and/or otherwise change the maximum variable Sub-Account percentage limitations. For the avoidance of doubt, if in the future we reinstate the maximum variable Sub-Account percentage while the limitation is being waived, or increase the maximum variable Sub-Account percentage while the limitation is being reduced, any such change will only apply on prospective transactions, and in any event, the maximum variable Sub-Account percentage will never be greater than that shown on the policy’s data pages. Please contact as us at 1-844-208-2412 to see if the maximum variable Sub-Account percentage limitation is currently being waived.
Automatic Rebalancing, as defined in the agreement is required while the agreement is in force. The following automatic rebalancing requirements must be maintained.
The frequency of the automatic rebalancing must be at least quarterly.
The percentage allocated to any variable Sub-Account may be limited to the maximum variable Sub-Account percentage.
Surrenders and Partial Surrenders
Surrender
You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See “Federal Tax Status.”
The Surrender Value of the Policy is the Accumulation Value less any unpaid Policy charges which we assess against Accumulation Value, less any Policy loan, less any unpaid Policy Loan Interest and less any Surrender Charges. We determine the Surrender Value as of the Valuation Date on which we receive your signed Written Request for surrender of the Policy in Good Order at our Home Office. You may request that the Surrender Value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.
If you surrender your Policy during the first 15 Policy Years or during the first 15 years following an increase in Face Amount, we will assess a Surrender Charge, which may significantly reduce the Surrender Value. See “Policy Charges.”

The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under the Policy cease and cannot be reinstated. See “Distributions Other Than Death Benefits from Modified Endowment Contracts” and “Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.”
We will pay surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request in Good Order for surrender. However, if any portion of the Accumulation Value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.
If you have allocated Accumulation Value to any of the Fixed Indexed Accounts during the period you owned the Policy, you may receive surrender proceeds based upon the guaranteed minimum Accumulation Value amounts held in the Fixed Indexed Accounts. Whether the guaranteed minimum Accumulation Value is available upon surrender depends upon your Policy’s particular facts and circumstances, including how much you allocated to the Fixed Indexed Accounts, how long your Accumulation Value was allocated to those accounts and whether Interest Credits were earned during that period. See “Guaranteed Minimum Accumulation Value”.
Partial Surrender
While the insured is living and the Policy is in force, you may request a partial surrender of the Accumulation Value of your Policy by forwarding your request in Good Order to our Home Office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the Accumulation Value: (i) less any outstanding Policy loan and accrued loan interest, (ii) less the amount of any Surrender Charge applicable at that time, and (iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25. A partial surrender may have tax consequences. See “Federal Tax Status.”
You may tell us from which Sub-accounts of the Variable Account, any Fixed Indexed Account and the Guaranteed Interest Account to make a partial surrender. If you do not instruct us as to which Accounts we should take the partial surrender, we will take the partial surrender from the Accounts in the order described below:
1.
The partial surrender will be taken first from your Accumulation Value in the Guaranteed Interest Account.
2.
If the partial surrender amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining partial surrender will be taken from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account. Pro-rata basis means Accumulation Value will be transferred proportionally from each Sub-Account in the Variable Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account.
3.
If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining partial surrender will be taken from your Accumulation Value in the Interim Account.
4.
If the partial surrender exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining partial surrender will be taken from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the

Accumulation Value in each Segment. Pro-rata basis means Accumulation Value will be transferred proportionally from each Segment of the Fixed Indexed Accounts in relation to the total Accumulation Value of all Segments of the Fixed Indexed Accounts.
We will process the partial surrender at the Unit Values next determined after we receive your request in Good Order at our Home Office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, or prior to the end of a Valuation Date, we will process the request at the Unit Values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, or after the end of a Valuation Date we will process the request at the Unit Values determined as of 3:00 p.m. Central time on the following Valuation Date.
If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a MEC under the Code, we will not process your request for partial surrender. Under the Level Option Death Benefit, a partial surrender will cause a decrease in the Face Amount of the Policy equal to the amount of the partial surrender. For each Death Benefit option, a partial surrender will decrease the amount of the Death Benefit proceeds payable.
We will pay partial surrender proceeds as soon as possible, but not later than seven days after we receive your Written Request for partial surrender in Good Order.
We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your Written Request, if such proceeds would be paid exclusively from your Accumulation Value in the Guaranteed Interest Account and the Fixed Indexed Accounts. In that case, if we postpone payment for more than 31 days, we will pay you interest at 2 percent annual rate for the period during which payment is postponed.
If mandated under applicable law, we may block an Owner’s account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and Owner’s account to government regulators.
Free Look
It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the Surrender Value of the Policy.
If the Policy is changed, as described under the “Policy Changes” section of this prospectus, and if the change results in an increase in Face Amount and/or the addition of any Agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the Face Amount increase and/or additional Agreements will be cancelled, and the Policy will continue in force.

Policy Loans
While your Policy is in force, you may submit a request to our Home Office to borrow money from us using only your Policy as the security for the loan. You may obtain a Policy loan with a Written Request in Good Order by calling us at 1-844-208-2412 between the hours of 7:30 a.m. and 5:30 p.m., Central time, Monday through Thursday, and 7:30 a.m. and 4:30 p.m., Central time, on Friday, our regular business hours. If you call us, you will be asked for security purposes, for your personal identification and Policy number. Policy Owners may also submit their requests for policy loans to us by facsimile (fax) transmission at (651) 665-6955. We normally pay the loan amount within seven days after we receive a proper loan request in Good Order. If payments are made by non-guaranteed Funds such as a personal check, We will delay mailing that portion of the surrender proceeds until We have reasonable assurance that the payment has cleared and that good payment has been collected. We may postpone payment of loans for up to six months in the event of certain conditions. See “Deferral of Payment”. You may increase the risk that the Policy will terminate if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See “Federal Tax Status.”
Your Policy will remain in force so long as the Accumulation Value less the sum of the Policy loan and any unpaid Policy Loan Interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See “Federal Tax Status.” To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the Termination of your Policy and the amount of the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.
You may request either a fixed interest rate Policy loan or a variable rate Policy loan. Under a fixed interest rate Policy loan, the rate of interest we charge for the Policy loan will not change for the duration of the loan. However, under a variable rate Policy loan, the rate of interest we charge for the loan can change annually for the duration of the loan. When you request a Policy loan, you must inform us of whether you are choosing a fixed interest rate Policy loan or a variable rate Policy loan.
Fixed Interest Rate Policy Loan.  The maximum amount available for a fixed interest rate Policy loan is the Policy Accumulation Value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a fixed interest rate Policy loan at our Home Office in Good Order. There is no minimum amount we require for a Policy loan. When you take a fixed interest rate Policy loan, we will transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account, part of our General Account. You may instruct us as to which Account or Accounts and the proportion of the amount of the fixed interest rate Policy loan that should be transferred from the Accounts. However, if you instruct us to take a fixed interest rate Policy loan from the Fixed Indexed Accounts, we will transfer the amount of the loan from each Segment in the Fixed Indexed Accounts on a pro rata basis. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value in each Segment in the Fixed Indexed Accounts in relation to the total Accumulation Value of all Segments in the Fixed Indexed Accounts.
If you do not instruct us as to how we should transfer the amount of the fixed interest rate Policy loan from the Accounts to the Fixed Loan Account, we will transfer the fixed rate loan amount in the order described below.
1.
The fixed rate loan amount will be transferred first from your Accumulation Value in the Guaranteed Interest Account.

2.
If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Variable Account on a pro-rata basis from the Accumulation Value in each Sub-Account. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value of each Sub-Account in the Variable Account in relation to the total Accumulation Value of all Sub-Accounts in the Variable Account.
3.
If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account and the Variable Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Interim Account.
4.
If the fixed rate loan amount exceeds your Accumulation Value in the Guaranteed Interest Account, the Variable Account and the Interim Account, the remaining fixed rate loan amount will be transferred from your Accumulation Value in the Fixed Indexed Accounts on a pro-rata basis from the Accumulation Value in each Segment. Pro-rata basis means the loan amount will be transferred proportionally from the Accumulation Value of each Segment of the Fixed Indexed Accounts in relation to the total Accumulation Values of all Segments of the Fixed Indexed Accounts.
We hold the fixed rate loan amount as collateral for the loan in the Fixed Loan Account. The fixed rate loan amount is not available for withdrawal from the Policy.
Fixed Interest Rate Policy Loan Interest.  We will charge you interest on a fixed interest rate Policy loan at the annual rate of interest shown on the Policy data pages of your Policy while your fixed interest rate policy loan is outstanding. Currently, we charge an annual rate of interest of 5 percent on fixed interest rate Policy loans. Policy Loan Interest becomes due and payable:
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on a Policy loan transaction (which is any transaction that affects the loan amount);
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on each Policy Anniversary;
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on surrender or Termination of the Policy; or
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on the date of the death of the insured.
Loan interest can be paid via check. If you do not pay the interest on your loan when due, your Policy loan will be increased by the amount of the unpaid interest.
We also credit interest to amounts held in the Fixed Loan Account as collateral for Policy loans at a rate of interest at least equal to the interest rate shown on the Policy data pages. Currently, we credit an annual rate of interest which is not less than your fixed interest rate Policy Loan Interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the Policy loan rate minus .10 percent. On the date of each Policy loan transaction and Policy Anniversary, we will allocate any accrued Fixed Loan Account interest to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account on a pro-rata basis. Pro-rata basis means interest will be credited proportionally to the Accumulation Value in each Account in relation to the total Accumulation Value of all Accounts listed.
Variable Interest Rate Policy Loan.  If you have Accumulation Value in one or more of the Fixed Indexed Accounts, you may request a variable interest rate Policy loan. The maximum aggregate amount you may borrow under one or more variable interest rate Policy loans under your Policy equals your Accumulation Value in the Fixed Indexed Accounts, plus your Accumulation Value in the Interim Account, less any applicable surrender charge and three (3) months of monthly charges. We will determine the amount available for a variable interest rate Policy loan as of the date we receive your request for a loan in Good Order at our Home Office. Unlike a fixed interest rate Policy loan, when you take a variable interest rate Policy loan, we will not transfer an amount equal to the loan from your Accumulation Value in the Guaranteed Interest Account, Fixed Indexed Accounts and/or the Variable Account to the Fixed Loan Account as collateral for the policy loan.
On every loan transaction date and on each monthly Policy Anniversary, we will compare the amount of a variable interest rate loan with the Accumulation Value in the Fixed Indexed Accounts and the Interim Account and if the amount of a variable interest rate loan exceeds the Accumulation Value in the Fixed Indexed Accounts and the Interim Account, we will automatically convert the variable interest rate loan to a fixed interest rate loan. You may request to convert back to a new variable rate interest loan after you have either reduced the loan balance by making a loan repayment or by increasing the amount of Accumulation Value in the Fixed Indexed Accounts.
Variable Interest Rate Policy Loan Interest.  Under a variable interest rate Policy loan, we may change the rate of interest we charge for the Policy loan once a year on your Policy Anniversary. We will notify you at your Policy Anniversary of any changes in the Policy Loan Interest rate for the coming year.
The rate of interest we charge for a variable interest rate Policy loan will equal the greater of:
1.
the published monthly average (Moody’s Corporate Bond Yield Average-Monthly Average Corporates) as published by Moody’s Investors Service, Inc. or its successor for the calendar month ending two months prior to the date the rate of interest for the Policy loan is determined, and
2.
the guaranteed interest rate for the Guaranteed Interest Account shown on the Policy data pages, plus one (1) percent per annum.
We may increase the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more higher than the rate of interest we currently charge for the loan. We will decrease the rate of interest we charge for a variable rate Policy loan on a Policy Anniversary where based on the above formula the rate of interest for a variable rate Policy loan calculated prior to the Policy Anniversary would be one-half percent or more lower than the rate of interest we currently charge. We will calculate any change in the rate of interest we charge for a variable rate Policy loan as of the Interim Account Transfer Date in the second month preceding your Policy Anniversary.
Any change in the loan interest rate will apply to any new variable rate Policy loans as well as variable rate Policy loans existing on your Policy Anniversary. The rate of interest for a variable rate Policy loan in effect on the Policy Date is shown on the Policy data pages. If that rate changes, we will notify you in the Annual Report or by other written notice.
Policy Loan Repayments.  If your Policy is in force, you may repay your loan in part or in full at any time before the insured’s death. Your loan may also be repaid within 60 days after the date of the insured’s death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as a premium payment unless you specify that the payment is a loan repayment. Loan repayments are not subject to a premium charge. If the insured dies with any loan outstanding, the amount of the Death Benefit will be reduced by the outstanding loan balance.

When you repay a fixed interest rate Policy loan, we transfer the repayment amount from the Fixed Loan Account to your Accumulation Value in the Guaranteed Interest Account, the Fixed Indexed Accounts and the Variable Account. Unless you instruct us otherwise, we will transfer the repayment amount on a pro-rata basis to the Guaranteed Interest Account, the Fixed Indexed Accounts and the Sub-Accounts of the Variable Account based on your Accumulation Value in each investment option on the Valuation Date we receive your loan repayment in Good Order at our Home Office. Pro-rata basis means the repayment amount will be transferred from the Accumulation Value in each Account in relation to the total Accumulation Value of all Accounts listed. We reserve the right to restrict the amount of any loan repayment to the Guaranteed Interest Account.
A fixed interest rate Policy loan, whether or not it is repaid, will have a permanent effect on your Accumulation Value, and depending upon the Death Benefit option you have chosen, and the Death Benefit. As long as a fixed interest rate Policy loan is outstanding the collateral for the loan in the Fixed Loan Account is not affected by the investment performance of Sub-Accounts and may not be credited with the rates of interest we credit Accumulation Value in the Guaranteed Interest Account or with Index Credits in the Fixed Indexed Accounts.
A variable interest rate Policy loan will not have a permanent effect on the Accumulation Value of your Policy. If you make a repayment of a variable interest rate loan, the loan balance will be reduced, however, the loan repayment will not have an impact on the Policy’s Accumulation Value.
If your policy is issued with the NLG Agreement, when you repay a fixed policy interest rate loan, the fixed interest rate loan repayment will be allocated to all your accounts other than the fixed loan account on a pro-rata basis based on the value in each of the accounts. We reserve the right to restrict the amount of any fixed interest rate loan repayment allocated to the guaranteed interest account or to the fixed indexed accounts.
Termination and Reinstatement
Termination
If the Accumulation Value less the sum of the Policy loan(s) and any unpaid Policy Loan Interest is insufficient to cover the monthly charges on a monthly Policy Anniversary, a 61-day Grace Period begins. We will send you a written notice on the day your Policy goes into the Grace Period and inform you of your options. Your Policy will remain in force during the Grace Period. You may pay premiums during this Grace Period to cover the insufficiency and continue your Policy in force beyond the Grace Period. In addition to a notice that your Policy has gone into the Grace Period, we will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the Grace Period, a written notice indicating the due date and the payment required to keep your Policy in force.
The payment required to keep your Policy in force after the Grace Period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the Grace Period, plus the premium charge that would apply. If the insured dies during the Grace Period, the death proceeds will be paid to the Beneficiary.
If the Policy were to terminate with an outstanding loan balance, you will also be required to make a loan repayment. If the payment is not paid by the end of the Grace Period, your Policy will terminate without value and Death Benefit will not be paid in the event of the insured’s death.
If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy Termination, you could recognize taxable income without any distribution of Policy Accumulation Value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy Termination with an outstanding loan balance. See “Federal Tax Status.”
Different rules may apply for policy Termination if your policy has been issued with the Death Benefit Guarantee Flex Agreement. See ”Supplemental Agreements — Death Benefit Guarantee Flex Agreement.“
Reinstatement
At any time within three years from the date of Policy Termination while the insured is living, you may ask us to restore your Policy to an in force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:
1.
your Written Request in Good Order to reinstate the Policy;
2.
that you submit to us at our Home Office during the insured’s lifetime evidence satisfactory to us of the insured’s insurability so that we may have time to act on the evidence during the insured’s lifetime;
3.
a payment sufficient to cover all monthly charges and Policy Loan Interest due and unpaid during the Grace Period; and
4.
a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.
The effective date of reinstatement will be the first monthly Policy Anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the Grace Period will be effective at the reinstatement date. We will send you new Policy data pages when your Policy is reinstated.
Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See “Federal Tax Status.”
Taxes
Federal Tax Status
Introduction.  The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the “IRS”). We have not considered any applicable state or other tax laws.
Taxation of Minnesota Life and the Individual Variable Universal Life Account.  We are taxed as a “life insurance company” under the Code. The operations of the Variable Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Account or on capital gains arising from the Variable Account’s activities. The Variable Account is not taxed as a “regulated investment company” under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Account for any federal, state or local taxes that we incur that may be attributable to such Variable Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the Application of the tax laws that we determine to be properly attributable to the Variable Account or the Policies.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract Owners are not the Owners of the assets generating those benefits.
Tax Status of the Policy.  In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.
In some circumstances, Owners of life insurance contracts who retain excessive control over the investment of underlying assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying assets.
In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
Diversification of Investments.  Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Account to be “adequately diversified” in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Account, through the Fund and the Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Portfolio’s assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust or the investments of its Portfolios. Nonetheless, we believe that each Portfolio of the Securian Funds Trust in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract Owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Variable Account to be deemed to be “adequately diversified.”
Owner Control.  In certain circumstances, Owners of variable life policies may be considered the Owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract Owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the Owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the Owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or Agreement between the Policy Owner and Minnesota Life regarding the availability of a particular investment option and other than the Policy Owner’s right to allocate premiums and transfer funds among the available Sub-Accounts, all investment decisions concerning the Sub-Accounts were made by Minnesota Life or an advisor in its sole and absolute discretion.
The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the Ownership rights of a contract Owner under the contract will not result in any contract Owner being treated as the Owner of the assets of the Variable Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such Ownership rights. Therefore, we reserve the right to modify the contract as necessary to attempt to prevent a contract Owner from being considered the Owner of a pro-rata share of the assets of the Variable Account.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
General.  We believe that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.
Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:
1.
All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.
2.
Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.
3.
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s Beneficiary or designated Beneficiary.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than Death Benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Policy Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with fixed interest rate Policy loans after your Policy has been in force for ten years or more are less clear and a tax adviser should be consulted about such loans.
Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.
Investment in the Policy.  Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.
Settlement Options.  Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. If you have added the IPA to your Policy, a portion of the installment payments under the IPA will be treated as taxable interest income to the Beneficiary. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.
Multiple Policies.  Under the Code, all MECs issued by us (or an affiliated company) to the same Policy Owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.
Policy Loans.  In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Surrender.  A complete surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy, reduced by any previously received excludable amounts (“cost basis”). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the Face Amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.
Reinstatements.  You may have adverse tax consequences if you request that we reinstate your Policy after it has terminated with no Accumulation Value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a Policy terminates with no Accumulation Value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.
Overloan Protection Agreement.  Anyone contemplating the purchase of the Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.
Long Term Care Agreement.  We believe the LTC Agreement qualifies as long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the Owner of the Policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.
Withholding.  To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Transactions.  Changing the Policy Owner may have tax consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.
Business Uses of Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.
Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. In particular, Section 101(j) of the Code added in 2006, denies the tax-free treatment of Death Benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain Beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability to the proposed purchase.
If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.
Split-Dollar Arrangements.  A tax adviser should be consulted with respect to the split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of Ownership at death nor had given up Ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
Tax Cuts and Jobs Act.  The Tax Cuts and Jobs Act (“TCJA”) signed into law in December 2017 establishes new exclusion amounts for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2017. The estate, gift, and generation skipping transfer tax exclusion amounts established under TCJA are annually adjusted for inflation. TCJA did not change estate and gift tax rates and the new exclusion amounts are scheduled to expire in years beginning after December 31, 2025.
For 2025, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $13,990,000 and 40%, respectively.
The Code’s complexity, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.
You should understand that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules may apply to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.
Tax Shelter Regulations.  Prospective Owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Medicare Tax on Investment Income.  Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Legal Proceedings
Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.
Financial Statements
The financial statements of the Minnesota Life Individual Variable Universal Life Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-844-208-2412 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.
Other Policy Provisions
Deferral of Payment
Normally, we will pay any proceeds under the Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in Good Order at our Home Office.

We reserve the right to defer the payment of proceeds under the Policy, including Policy loans, for up to six months from the date of your request, if such payment would be taken from your Accumulation Value in the Guaranteed Interest Account or the Fixed Indexed Accounts. In that case, if we postpone payment, other than a Policy loan payment, for more than 31 days, we will pay you interest at 2 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and Death Benefit proceeds from the Sub-Accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of Policy Owners.
If mandated under applicable law, we may block an Owner’s account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or Death Benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and the Owner’s account to government regulators.
Beneficiary
When we receive proof satisfactory to us of the insured’s death, we will pay the death proceeds of a Policy to the Beneficiary or Beneficiaries named in the Application for the Policy unless the Owner has changed the Beneficiary. In that event, we will pay the death proceeds to the Beneficiary named in the last change of Beneficiary request.
If a Beneficiary dies before the insured, that Beneficiary’s interest in the Policy ends with that Beneficiary’s death. Only Beneficiaries who survive the insured will be eligible to share in the death proceeds. If no Beneficiary survives the insured, we will pay the death proceeds of this Policy to the Owner, if living, otherwise to the Owner’s estate, or, if the Owner is a corporation, to it or its successor.
You may change the Beneficiary designated to receive the proceeds. If you have reserved the right to change the Beneficiary, you can file a Written Request with us to change the Beneficiary. If you have not reserved the right to change the Beneficiary, we will require the written consent of the irrevocable Beneficiary.
Your Written Request to change the Beneficiary will not be effective until it is recorded at our Home Office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any Death Benefit proceeds we have paid before your request was recorded in our Home Office records.
Settlement Options
There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our Home Office.
We will pay interest on any Death Benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the Death Benefit proceeds payable from the date of the insured’s death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 1 percent annual rate.

A Beneficiary may request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both the Beneficiary and us. A settlement option may be selected only if payments are to be made to a natural person in that person’s own right.
A Beneficiary may also choose to place the proceeds in a Minnesota Life Benefit Account until such Beneficiary elects a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount the Beneficiary requests as a transfer from our General Account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors. We receive a benefit from amounts left in the Benefit Account. We pay interest on proceeds held in the Benefit Account as required by state law. Any interest paid on proceeds in the Benefit Account is currently taxable.
Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.
Option 1 - Interest Payments
We will pay interest on the proceeds at such times and for such period that is agreeable to the Beneficiary and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.
Option 2 - Payments for a Specified Period
We will make payments for a specified number of years.
Option 3 - Life Income
We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee’s death. We may require proof of the payee’s Age and gender. Monthly payments can be guaranteed for 5, 10 or 20 years.
Option 4 - Payments of a Specified Amount
We will pay a specified amount until the proceeds and interest thereto are fully paid.
If the Beneficiary requests a settlement option, he or she will be asked to sign an Agreement covering the settlement option which will state the terms and conditions of the payments. Unless the Beneficiary specifies otherwise, the Beneficiary may select a settlement option after the insured’s death.
The minimum rate of interest we will credit under any settlement option is a 1 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our General Account which are to be paid under a settlement option.

Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the Death Benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call us at 1-844-208-2412 between the hours of 7:30 a.m. and 5:30 p.m., Central time, Monday through Thursday, and 7:30 a.m. and 4:30 p.m., Central time, on Friday, to make such changes.
Registration Statement
We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof; provided, however, the prospectus does disclose all material rights and obligations under the Policy and related Agreements.. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information concerning the Individual Variable Universal Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

Appendix A — Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.securian.com/fd/products. You can also request this information at no cost by calling 1-844-208-2412 or by sending an email request to policyservices@securian.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.a
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
AB Variable Products Series Fund, Inc.
Seeks to maximize total return consistent with the Adviser's determination of reasonable risk.	Dynamic Asset Allocation Portfolio – Class B Shares* Investment Adviser: AllianceBernstein L.P.	1.10%[2]	13.21%	4.74%	5.25%
The Portfolio’s investment objective is long-term growth of capital.	International Value Portfolio – Class A Shares Investment Adviser: AllianceBernstein L.P.	0.92%	41.70%	10.47%	6.64%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Seeks capital appreciation.	Invesco V.I. International Growth Fund – Series I Shares Investment Adviser: Invesco Advisers, Inc.	1.00%[2]	16.32%	2.15%	5.64%
Long-term capital appreciation.	Invesco V.I. American Value Fund – Series I Shares Investment Adviser: Invesco Advisers, Inc.	0.89%	21.00%	17.85%	12.29%
Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund – Series I Shares Investment Adviser: Invesco Advisers, Inc.	0.75%	17.45%	15.43%	11.95%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® – Series I Shares Investment Adviser: Invesco Advisers, Inc.	0.84%	8.70%	8.34%	10.59%
ALPS Variable Investment Trust (Morningstar)
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.60%	20.33%	10.82%	10.63%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.59%	15.07%	6.89%	7.53%
Seeks to provide investors with current income and preservation of capital.	Morningstar Conservative ETF Asset Allocation Portfolio – Class I Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.58%[2]	9.11%	2.45%	3.76%
Seeks to provide investors with capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.57%	18.15%	9.08%	9.32%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I Shares Investment Adviser: ALPS Advisors, Inc. Subadviser: Morningstar Investment Management LLC	0.59%[2]	11.94%	4.68%	5.73%
American Funds Insurance Series®
The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	Capital World Bond Fund – Class 1 Shares Investment Adviser: Capital Research and Management Company	0.48%	9.55%	-2.27%	1.47%
The fund’s investment objective is to provide long-term growth of capital.	Global Small Capitalization Fund – Class 1 Shares Investment Adviser: Capital Research and Management Company	0.65%[2]	14.89%	0.73%	7.50%
The fund’s investment objective is to provide growth of capital.	Growth Fund – Class 1 Shares Investment Adviser: Capital Research and Management Company	0.33%	20.54%	13.66%	18.26%
The fund’s investment objectives are to achieve long-term growth of capital and income.	Growth-Income Fund – Class 1 Shares Investment Adviser: Capital Research and Management Company	0.28%	18.37%	14.19%	14.20%
The fund’s investment objective is to provide long-term growth of capital.	International Fund – Class 1 Shares Investment Adviser: Capital Research and Management Company	0.47%[2]	27.04%	3.66%	7.26%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
The fund’s investment objective is long-term capital appreciation.	New World Fund® – Class 1 Shares Investment Adviser: Capital Research and Management Company	0.57%[2]	28.60%	5.59%	9.53%
The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.	U.S. Government Securities Fund – Class 1 Shares Investment Adviser: Capital Research and Management Company	0.25%[2]	8.01%	0.01%	1.95%
BlackRock Variable Series Funds, Inc.
Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index” or the “Underlying Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.	BlackRock International Index V.I. Fund – Class I Shares Investment Adviser: BlackRock Advisors, LLC	0.27%[2]	31.37%	8.88%	8.18%
Seeks to match the performance of the Russell 2000® Index (the “Russell 2000” or the “Underlying Index”) as closely as possible before the deduction of Fund expenses.	BlackRock Small Cap Index V.I. Fund – Class I Shares Investment Adviser: BlackRock Advisors, LLC	0.22%	12.65%	5.93%	9.44%
Fidelity® Variable Insurance Products Funds
Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.	Bond Index Portfolio – Initial Class Shares Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Other investment advisers serve as sub-advisers for the fund.	0.14%	6.98%	-0.57%	0.00%
Seeks reasonable income and the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).	Equity-Income Portfolio – Initial Class Shares Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Other investment advisers serve as sub-advisers for the fund.	0.46%	19.02%	12.51%	11.60%
Seeks long-term growth of capital.	Mid Cap Portfolio – Initial Class Shares Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Other investment advisers serve as sub-advisers for the fund.	0.55%	11.75%	10.10%	10.59%
Franklin Templeton Variable Insurance Products Trust
Seeks long-term total return.	Franklin Small Cap Value VIP Fund – Class 1 Shares Investment Adviser: Franklin Mutual Advisers, LLC	0.66%[2]	7.90%	9.13%	10.09%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Ivy Variable Insurance Portfolios
To seek to provide total return.	Nomura VIP Asset Strategy Series – Service Class Shares Investment Adviser: Nomura Management Company	0.77%[2]	16.66%	7.07%	7.84%

To seek to provide capital growth and appreciation.	Nomura VIP Core Equity Series – Service Class Shares Investment Adviser: Nomura Management Company	0.95%[2]	15.30%	13.79%	13.78%
To seek to provide growth of capital.	Nomura VIP Global Growth Series – Service Class Shares Investment Adviser: Nomura Management Company	1.04%[2]	17.93%	9.99%	10.71%
To seek to provide capital growth and appreciation.	Nomura VIP International Core Equity Series– Service Class Shares Investment Adviser: Nomura Management Company	1.11%[2]	24.17%	7.83%	6.62%
To seek to provide growth of capital.	Nomura VIP Mid Cap Growth Series – Service Class Shares Investment Adviser: Nomura Management Company	1.10%[2]	1.18%	-0.08%	10.66%
To seek to provide growth of capital.	Nomura VIP Science and Technology Series – Service Class Shares Investment Adviser: Nomura Management Company	1.15%	33.36%	13.71%	17.20%
To seek to provide capital appreciation.	Nomura VIP Smid Cap Core Series – Service Class Shares Investment Adviser: Nomura Management Company	1.19%[2]	8.39%	8.07%	9.91%
To seek to provide total return consistent with a moderate level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.	Nomura VIP Pathfinder Moderate - Managed Volatility Series – Service Class Shares* Investment Adviser: Nomura Management Company	0.99%[2]	10.72%	5.98%	6.64%
Janus Aspen Series
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio – Institutional Shares Investment Adviser: Janus Henderson Investors US LLC	0.62%	15.11%	8.48%	10.14%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio – Institutional Shares Investment Adviser: Janus Henderson Investors US LLC	0.57%[2]	7.40%	-0.23%	2.32%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio – Institutional Shares Investment Adviser: Janus Henderson Investors US LLC	0.62%	18.14%	11.65%	16.24%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Seeks capital appreciation.	Janus Henderson Mid Cap Value Portfolio – Institutional Shares Investment Adviser: Janus Henderson Investors US LLC	0.83%[2]	6.50%	8.69%	8.66%
Seeks long-term growth of capital.	Janus Henderson Overseas Portfolio – Institutional Shares Investment Adviser: Janus Henderson Investors US LLC	0.72%	28.87%	9.44%	9.24%
Legg Mason Partners Variable Equity Trust
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio – Class I Shares Investment Adviser: Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.81%	9.23%	-0.17%	9.38%
Lincoln Variable Insurance Products Trust
Seeks capital growth in common stocks. Income is a secondary objective.	LVIP American Century Disciplined Core Value - Standard Class II Shares Investment Adviser: Lincoln Financial Investments Corporation Subadviser: American Century Investment Management, Inc.	0.71%[2]	14.86%	8.78%	10.39%
Seeks capital growth.	LVIP American Century Inflation Protection - Standard Class II Shares Investment Adviser: Lincoln Financial Investments Corporation Subadviser: American Century Investment Management, Inc.	0.47%[2]	6.60%	0.87%	2.87%
MFS® Variable Insurance Trust
To seek capital appreciation.	MFS® Mid Cap Growth Series – Initial Class Investment Adviser: Massachusetts Financial Services Company	0.81%[2]	3.66%	3.26%	11.60%
MFS® Variable Insurance Trust II
To seek capital appreciation.	MFS® International Intrinsic Value Portfolio – Initial Class Investment Adviser: Massachusetts Financial Services Company	0.89%[2]	33.26%	7.28%	9.95%
Morgan Stanley Variable Insurance Fund, Inc.
Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Emerging Markets Equity Portfolio – Class II Shares Investment Adviser: Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company	1.30%[2]	32.90%	4.32%	7.21%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Neuberger Berman Advisers Management Trust
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Quality Equity Portfolio – Class I Shares Investment Adviser: Neuberger Berman Investment Advisers LLC	0.87%	13.74%	12.83%	12.94%
Northern Lights Variable Trust (TOPS)
Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	TOPS® Managed Risk Flex ETF Portfolio* Investment Adviser: Valmark Advisers, Inc. Subadviser: Milliman Financial Risk Management LLC	0.95%	9.13%	3.90%	4.81%
PIMCO Variable Insurance Trust
Seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index 40% Bloomberg Barclays U.S. Aggregate Index.	PIMCO VIT Global Diversified Allocation Portfolio – Advisor Class Shares* Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	1.22%[2]	15.07%	5.23%	6.44%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class Shares Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	1.19%	3.85%	0.93%	2.78%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Low Duration Portfolio – Institutional Class Shares Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.51%	5.68%	1.72%	1.94%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio – Institutional Class Shares Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.58%	9.05%	0.16%	2.51%
Putnam Variable Trust
Seeks capital appreciation.	Putnam VT International Equity Fund – Class IA Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	0.81%	38.00%	9.55%	8.40%
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund – Class IA Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	0.81%	35.07%	12.77%	9.13%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Seeks capital appreciation.	Putnam VT Large Cap Growth Fund – Class IA Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	0.62%	14.58%	13.71%	17.95%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund – Class IA Shares Investment Adviser: Putnam Investment Management, LLC Subadviser: Franklin Advisers, Inc.	0.54%	20.66%	15.68%	13.58%
Securian Funds Trust
Seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Benchmark Index).	SFT Balanced Stabilization Fund* Investment Adviser: Securian Asset Management, Inc.	0.98%	10.69%	7.54%	9.13%
Seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.	SFT Core Bond Fund – Class 1 Shares Investment Adviser: Metropolitan West Asset Management, LLC (MetWest)	0.55%	7.67%	-0.22%	2.36%
Seeks to provide growth of capital.	SFT Macquarie Growth Fund (Formerly SFT Delaware IvySM Growth Fund) Investment Adviser: Securian Asset Management, Inc. Subadviser: Nomura Management Company	0.96%	8.72%	12.03%	15.42%
Seeks to provide growth of capital.	SFT Macquarie Small Cap Growth Fund (Formerly SFT Delaware IvySM Small Cap Growth Fund) Investment Adviser: Securian Asset Management, Inc. Subadviser: Nomura Management Company	1.34%	13.13%	2.17%	10.58%
Seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (the Benchmark Index).	SFT Equity Stabilization Fund* Investment Adviser: Securian Asset Management, Inc.	1.09%	8.16%	5.36%	5.14%
Seeks maximum current income to the extent consistent with liquidity and the preservation of capital.+	SFT Government Money Market Fund Investment Adviser: Securian Asset Management, Inc.	0.66%	3.63%	2.75%	1.67%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s 400 MidCap Index (the S&P 400).	SFT Index 400 Mid-Cap Fund – Class 1 Shares Investment Adviser: Securian Asset Management, Inc.	0.32%	7.14%	8.73%	10.36%
Seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500).	SFT Index 500 Fund – Class 1 Shares Investment Adviser: Securian Asset Management, Inc.	0.17%	17.64%	14.17%	14.58%
Seeks above average income and long-term growth of capital.	SFT Real Estate Securities Fund – Class 1 Shares Investment Adviser: Cohen & Steers	1.00%	2.42%	5.47%	5.23%
Seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	SFT T. Rowe Price Value Fund Investment Adviser: Securian Asset Management, Inc. Subadviser: T. Rowe Price Associates, Inc.	1.01%	11.80%	10.36%	10.38%
Seeks growth of capital.	SFT Wellington Core Equity Fund – Class 1 Shares Investment Adviser: Securian Asset Management, Inc. Subadviser: Wellington Management Company LLP	0.78%	14.17%	11.67%	13.15%
T. Rowe Price Equity Series, Inc.
Seeks long-term capital appreciation.	T. Rowe Price Health Sciences Portfolio – II Class Investment Adviser: T. Rowe Price Associates, Inc.	1.11%	17.80%	3.86%	8.70%
Vanguard® Variable Insurance Fund
Seeks long-term capital appreciation and reasonable current income.	Balanced Portfolio Investment Adviser: Wellington Management Company LLP	0.20%	16.46%	9.29%	10.03%
Seeks long-term capital appreciation.	Capital Growth Portfolio Investment Adviser: PRIMECAP Management Company	0.34%	28.98%	13.97%	14.96%
Seeks long-term capital appreciation and income.	Diversified Value Portfolio Investment Adviser: Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC	0.28%	16.83%	13.24%	11.76%
Seeks above-average level of current income and reasonable long-term capital appreciation.	Equity Income Portfolio Investment Adviser: Wellington Management Company LLP	0.29%	16.80%	12.59%	11.52%
Seeks high level of current income.	High Yield Bond Portfolio Investment Adviser: Wellington Management Company LLP	0.24%	9.18%	4.05%	5.62%

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses[1]	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 year	10 year
Seeks long-term capital appreciation.	International Portfolio Investment Adviser: Schroder Investment Management North America, Inc. and Baillie Gifford Overseas Ltd	0.32%	19.97%	0.62%	10.48%
Seeks current income while maintaining limited price volatility.	Short-Term Investment-Grade Portfolio Investment Adviser: The Vanguard Group, Inc.	0.14%	6.85%	2.23%	2.81%
Seeks long-term capital appreciation.	Small Company Growth Portfolio Investment Adviser: ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	0.29%	6.11%	3.81%	9.61%
Seeks to track the performance of a broad, market-weighted bond index.	Total Bond Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.14%	6.94%	-0.51%	1.90%
Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	Total Stock Market Index Portfolio Investment Adviser: The Vanguard Group, Inc.	0.13%	16.93%	12.98%	14.10%
a
If you purchased the No Lapse Guarantee Agreement, and while such Agreement in force, no requested transfer or systematic transfer may be allocated to a variable Sub-Account where the percentage of the total accumulation value in the Sub-Account prior to the requested transfer or systematic transfer is in excess of the maximum variable Sub-Account percentage. Additionally, for a requested transfer or systematic transfer the percentage allocated to any one variable Sub-Account must not exceed the maximum variable Sub-Account percentage of the transfer or systematic transfer amount. The maximum variable Sub-Account percentage, which may be waived and/or otherwise changed by the Company, ranges from 20% to 100%.
1
Current Expenses are each Fund's total annual operating expenses.
2
This Fund's Current Expenses reflect a temporary expense reimbursement or fee waiver arrangements that are in place and reported in the Fund's prospectus.
*
Designated Fund. This Fund employs a managed volatility strategy.
+
Although the SFT Government Money Market Fund seeks to preserve its net asset value at $1.00, per share, it cannot guarantee it will do so. An investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. The SFT Government Money Market Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the SFT Government Money Market Fund at any time. In addition, because of expenses incurred by sub-accounts in the Individual Variable Universal Life Account, during extended periods of low interest rates, the yield of the sub-account that invests in the SFT Government Money Market Fund may become extremely low and possibly negative.

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Appendix B — Glossary
Accumulation Value: The sum of the Values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account, the Fixed Indexed Accounts, the Interim Account and the Fixed Loan Account.
Age: The Issue Age plus the number of complete Policy Years elapsed.
Agreement: Any benefit, other than the base Policy, made a part of this Policy.
Application: The form completed by the proposed insured and/or proposed Owner when applying for coverage under the Policy. This includes any:
●
amendments or endorsements;
●
supplemental Applications; or
●
reinstatement Applications.
Beneficiary(ies): The person(s) so named in the Application, unless later changed, to whom any Death Benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.
Code: The U.S. Internal Revenue Code of 1986, as amended.
Death Benefit: The amount payable to the Beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.
Face Amount: The amount we use in determining the insurance coverage of an insured’s life.
Fixed Indexed Account: A Fixed Indexed Account is part of our General Account. We may credit Index Credits to your Accumulation Value allocated to Segments in the Fixed Indexed Accounts based in part on the investment performance of an underlying Index, subject to any Growth Cap and Participation Rate. We make available three Fixed Indexed Account options under the Policy, Indexed Account A, Indexed Account B and Indexed Account G.
Fixed Loan Account: Part of our General Account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account, the Guaranteed Interest Account and the Fixed Indexed Accounts as collateral for fixed interest rate Policy loans.
Free Look Period: The period during which you may examine and return the Policy to us at our Home Office and receive a refund.
Fund: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.
General Account: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.
Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing or when appropriate by telephone or the internet along with all completed forms, documents, information and supporting legal documentations (including any required consents) we require in order to effect the transaction. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We reserve the right to change our requirements for what constitutes Good Order and which documents and forms are required in order for us to complete a transaction request.
Grace Period: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

Growth Cap: The Growth Cap is the maximum growth rate for a Segment that is used to determine the amount of any Index Credit for the Segment.
Guaranteed Interest Account: The Guaranteed Interest Account is part of our General Account. We credit Accumulation Value in the Guaranteed Interest Account with a fixed rate of interest guaranteed to be no less than 2 percent annually.
Home Office: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.
Index: For Indexed Account A and Indexed Account B, Index refers to Standard & Poor’s 500® Composite Stock Price Index excluding dividends. For Indexed Account G, Index refers to Standard and Poor's 500® Low Volatility Index excluding dividends.
Index Credit: The amount of interest we may credit for an Index Credit Term to your Accumulation Value allocated to a Segment. The amount of an Index Credit is determined by reference to the investment performance of the underlying Index over the Index Credit Term, subject to certain conditions, including any Growth Cap and Participation Rate.
Index Credit Term: The time period over which changes in the underlying indices of a Segment are measured for purposes of calculating the Index Credit for that Segment. Currently, all Index Credit Terms and Segments have durations of one year.
Initial Face Amount: The Face Amount on the Policy Date.
Initial Minimum Premium: The amount of premium required to put the Policy in force. The Initial Minimum Premium is the monthly Initial Minimum Premium shown on the Policy data pages multiplied by three (3) months plus the number of complete months from the Policy Date to the date of payment.
Issue Age: The insured’s age at nearest birthday as of the Policy Date.
Interim Account: The Interim Account is part of our General Account and contains Net Premiums and Accumulation Value transferred from the Guaranteed Interest Account and the Variable Account that you have directed us to place in a Fixed Indexed Account. On each Interim Account Transfer Date, we transfer Accumulation Value in the Interim Account to the Fixed Indexed Accounts according to your allocation instructions.
Interim Account Transfer Date: The third Friday of each month, which is the date we transfer your Accumulation Value in the Interim Account, including interest credited on amounts in the Interim Account, to a Fixed Indexed Account according to your allocation instructions.
MEC: A modified endowment contract, as defined under the Code.
Net Amount at Risk: The value equal to the Death Benefit as of the most recent monthly Policy Anniversary divided by the Net Amount at Risk divisor (as shown on the Policy data pages), and reduced by the Policy Accumulation Value at the beginning of the Policy month, before deduction of the current month’s Cost of Insurance Charge.
Net Premium: The amount of premium after the Premium Charge has been deducted.
Owner (you, your): The person named in the Application as the Owner, unless later changed.
Participation Rate: A percentage of the growth rate for a Segment used to determine the amount of any Index Credit for the Segment at the end of the Segment Term.

Planned Premium: The amount of premium you plan to pay for the Policy on a periodic basis. Planned Premiums serve as the basis for premium payment reminder notices. Payment of Planned Premiums may not necessarily keep the Policy in force.
Policy Anniversary: The same day and month as your Policy Date for each succeeding year your Policy remains in force. A monthly Policy Anniversary is the same day as your Policy Date for each succeeding month your Policy remains in force.
Policy Date: The date shown on the Policy data pages, which is the date from which we determine Policy Anniversaries, Policy Years, and monthly Policy Anniversaries.
Policy Loan Interest: The amount of interest we charge you on any outstanding Policy loan balance under your Policy.
Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.
Portfolio: A separate investment Portfolio of a Fund. Each Sub-Account invests exclusively in one Portfolio of a Fund.
Risk Class: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.
SEC: The Securities and Exchange Commission, a United States government agency.
Segment: A Segment is part of a Fixed Indexed Account and is created by the allocation of Net Premium, transfer of Accumulation Value from the Interim Account or rollover of Accumulation Value from a prior Segment. We may credit an Index Credit to your Accumulation Value allocated to a Segment based in part on the investment performance of the underlying Index, subject to any Growth Cap and Participation Rate.
Segment Date: The Segment Date is the date a Segment is created. Segment years, Segment anniversaries, and Segment terms are all measured from that date.
Sub-Account: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each Sub-Account’s assets exclusively in shares of one Portfolio.
Surrender Value: The amount available to you when your Policy is surrendered or terminates. The Surrender Value equals the Accumulation Value, less any unpaid policy charges, any outstanding Policy loan, and unpaid Policy Loan Interest and any applicable Surrender Charge.
Termination: When your Policy terminates without value after a Grace Period. You may reinstate a terminated Policy, subject to certain conditions.
Tobacco Class: Based on the tobacco use habits of the insured, with the insured designated as either “tobacco” or “non-tobacco.”
Underwriting Class: The classification of the insured based upon the level of mortality risk that we assume.
Unit: A measure of your interest in a Sub-Account of the Minnesota Life Individual Variable Universal Life Account.
Unit Values: The value of a Sub-Account Unit that is multiplied by the number of Units in the Sub-Account to determine the Sub-Account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that Sub-Account.

Unit Value Credit: A credit we may provide which is used in the determination of the net investment factor for each Sub-Account.
Valuation Date: A Valuation Date is any date on which the New York Stock Exchange (“NYSE”) is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a Sub-Account does not value its shares. A Valuation Date ends at the close of trading on the NYSE for that day.
Variable Account: The Minnesota Life Individual Variable Universal Life Account.
Written Request: A request in writing signed by you. We may require that your Policy be sent in with a Written Request.

Appendix C – Index Disclosure
Standard & Poor’s 500 Index
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Minnesota Life Insurance Company (“Minnesota Life”). S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Minnesota Life. It is not possible to invest directly in an index. Minnesota Life Annuities are not sponsored or sold by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of Minnesota Life Annuities or any member of the public regarding the advisability of investing in securities generally or in Minnesota Life Annuities particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices only relationship to Minnesota Life with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Minnesota Life or the Minnesota Life Annuities. S&P Dow Jones Indices have no obligation to take the needs of Minnesota Life or the owners of Minnesota Life Annuities into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Minnesota Life Annuities. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MINNESOTA LIFE, OWNERS OF THE MINNESOTA LIFE ANNUITIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING
C-1

BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MINNESOTA LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
C-2

Statement of Additional Information
A Statement of Additional Information, with the same date, containing further information about the Variable Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of Death Benefits, cash Surrender Values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-844-208-2412 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.
Information about the Variable Account (including the Statement of Additional Information) can be reviewed at the SEC’s website, www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also call the SEC at 1-202-551-8090.
The table of contents for the Statement of Additional Information is as follows:
General Information and History
Services
Additional Information
Underwriters
Underwriting Procedures
Face Amount Increases
Illustrations
Financial Statements
Other Information

Contract (Class) Identification No.C000148076
D-1

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PART B
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
MINNESOTA LIFE INSURANCE COMPANY
400 Robert Street North
Saint Paul, Minnesota 55101
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE DEFENDER® INSURANCE POLICY
This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the “Policy”) offered by Minnesota Life Insurance Company (“Minnesota Life”). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-844-208-2412, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.
May 1, 2026
TABLE OF CONTENTS
General Information and History
Services
Additional Information
Underwriters
Underwriting Procedures
Face Amount Increases
Illustrations
Financial Statements
Other Information
VUL Defender

General Information and History
We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company.” All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.,” which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company,” which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.
Our Home Office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada and Puerto Rico.
On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account (“the Account”), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.
Services
Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company (“State Street”), which includes overnight calculation of Unit Value amounts. Minnesota Life oversees State Street’s performance of these services. State Street provides Minnesota Life with monthly invoices detailing each service provided and agreed upon transaction charges for each specific service. State Street's principal business address is located at 801 Pennsylvania Avenue, Kansas City, Missouri, 64105.
Additional Information
Assignment.  The Policy may be assigned. Any assignment must be in writing and filed at our Home Office. You may assign this policy by forwarding to us a Written Request in Good Order in advance of such assignment. We reserve the right, except to the extent prohibited by applicable state law or regulation or by the action of the appropriate state regulatory authority, or any agency or officer performing like functions of the applicable State, to require that assignment will be effective only upon our acceptance, and to refuse assignments at any time on a non-discriminatory basis. No assignment applies to any action we take before receiving your
VUL Defender

Written Request. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee’s interest and the extent of the assignment.
Misstatement of Age or Gender.  If the insured’s Age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct Age or gender.
Incontestability.  After a Policy has been in force during the insured’s lifetime for two years from the original Policy Date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.
Suicide.  If the insured, whether sane or insane, dies by suicide, within two years of the original Policy Date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.
Reports.  At least once each year we will send you a report. This report will include the Accumulation Value, the Face Amount and the Death Benefit as of the date of the report. It will also show the premiums paid during the Policy Year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.
Underwriters
The Policies are sold in a continuous offering. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
On August 9, 2023, Securian Financial Services, Inc. (“Securian Financial”) closed on the previously announced sale of its retail wealth management business to Cetera Financial Group, Inc. Upon the closing of the transaction, the substantial majority of registered representatives of Securian Financial, each of whom was also an insurance agent of Minnesota Life, became registered representatives of Cetera Advisor Networks LLC (“Cetera Advisor Networks”). Prior to the closing of the transaction, Securian Financial and other authorized broker-dealers sold Policies through their registered representatives, each of whom was also an insurance agent appointed by Minnesota Life. As of August 10, 2023, the Policies are not available for sale through Securian Financial registered representatives and are only available through other authorized broker-dealers, including Cetera Advisor Networks, through their registered representatives who are also insurance agents appointed by Minnesota Life.
VUL Defender

Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority (“FINRA”). Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.
Compensation.  As of August 10, 2023, and as described above, We pay compensation to unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to these broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we previously paid with respect to sales made by registered representatives of Securian Financial. Unaffiliated broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.
Amounts paid by Minnesota Life to the underwriters of the Policies during 2025, 2024, and 2023 were $65,700,945, $66,059,002 and $50,894,179, respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.
Underwriting Procedures
We require proof of insurability for policy issue and all policy changes resulting in an increase in Face Amount or other changes that result in an increase in the Net Amount at Risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as Age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for Face Amount increases pursuant to an additional benefit Agreement.
The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and Age of each insured and are based on the 2001 Commissioners Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.
Face Amount Increases
When a Policy Face Amount increase is effective, we will assess the Policy Issue Charge, the Cost of Insurance on the Face Increase amount as well as any applicable Agreement charges that are based upon the increased Net Amount at Risk.
In addition, for any Policy Face Amount increase, we will allocate Accumulation Value to the base Policy Face Amount and the increased Face Amount in the following manner:
VUL Defender

Step 1. We allocate Accumulation Value to the base Policy Face Amount first. We will allocate Accumulation Value to the base Policy Face Amount to the extent it does not exceed the Application IRC Section 7702 corridor factor. If the guideline premium test applies, then the corridor factor is the published value in IRC Section 7702(d)(2). If the cash value accumulation test applies, then the corridor factor is 1 divided by the net single premium (1/NSP).
Once we have allocated Accumulation Value to the base Policy Face Amount, we will use the same factors to allocate to the additional coverage layers, beginning with the first coverage layer issued. We will use the same methodology, allocating up to the IRC Section 7702 limits, for each coverage layer. If we allocate Accumulation Value to all of the coverage layers and Accumulation has not been completely allocated, we will proceed to Step 2.
Step 2. In this step, the allocation of any remaining Accumulation Value depends on the Death Benefit option chosen by the Policy Owner.
●
If the Death Benefit option is Level, we apply any remaining Accumulation Value to the last (most recently added) coverage layer. Note that this layer would be the “worst” Underwriting Class. Thus by allocating all the excess to this layer, the Policy Owner would have the lowest Cost of Insurance charge.
●
If the Death Benefit option is the Increasing Option, we cycle through the coverage layers again, in order, and fill up each of the coverage layers to the point where we would otherwise need to increase the Death Benefit to satisfy the minimum IRC Section 7702 requirements. If, after cycling through all coverage layers, there is still Accumulation Value remaining, we allocate the remaining amount to the last coverage layer.
Illustrations
Personalized illustrations provide you with a hypothetical projection of future policy values based upon your Age, sex, Risk Class, premiums paid and Death Benefit chosen. You may obtain personalized illustrations from your advisor showing how a policy might perform based upon different assumptions.
Financial Statements
The financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report on the financial statements and supplementary schedules of the Company states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further
VUL Defender

states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.
The statement of assets, liabilities, and policy owners’ equity of Minnesota Life Individual Variable Universal Life Account as of December 31, 2025, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
As of the date of this Statement of Additional Information, Minnesota Life Insurance Company and Minnesota Life Individual Variable Universal Life Account engage KPMG LLP, as their independent registered public accounting firm.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.
The December 31, 2025 financial statements of the Separate Account and the December 31, 2025 financial statements of the Company are incorporated into this SAI by reference to the Separate Account's most recent Form N-VPFS https://www.sec.gov/Archives/edgar/data/1405415/000119312526152703/d926349dnvpfs.htm filed with the SEC.
VUL Defender

PART C: OTHER INFORMATION
Item 30. Exhibits
The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.
Item 31. Directors and Officers of the Minnesota Life Insurance Company
Name and Principal Business Address	Position and Offices with Minnesota Life
Erich J. Axmacher Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President, Corporate Compliance Officer and Chief Privacy Officer
Matthew J. Bauler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Affinity Solutions
Peter G. Berlute Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President and Chief Financial Officer
Patrick J. Boyd Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Business Development
Mary K. Brainerd 1823 Park Avenue Mahtomedi, MN 55115	Director
Emily S. Carlson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO IRS
Nicole R. Carlson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Consulting and Project Management
Kimberly K. Carpenter Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – CCO Individual Solutions
Paul F. Casey Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Audit Executive
Heidi R. Christopherson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Technology
Ferenc Csatlos Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Operations

Name and Principal Business Address	Position and Offices with Minnesota Life
Jay D. Debertin CHS Inc. 5500 Cenex Drive Inver Grove Heights, MN 55077	Director
Robert J. Ehren Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President
Kristin M. Ferguson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Individual Solutions
Benjamin G. S. Fowke III Chairman, President and CEO Xcel Energy, Inc. 414 Nicollet Mall, 401-9 Minneapolis, MN 55401	Director
Kristi L. Fox Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President and Chief Administrative Officer
James Fuller Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Law
Siddharth S. Gandhi Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Employee Benefit Solutions
Sara H. Gavin President, North America Weber Shandwick 510 Marquette Avenue 13F Minneapolis, MN 55402	Director
Mark J. Geldernick Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Affinity Solutions
Eric B. Goodman 101 North 7th Street Suite 202 Louisville, KY 40202	Director
Rebecca Hagen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Human Resources
Darrin Hebert Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Chief Information Officer

Name and Principal Business Address	Position and Offices with Minnesota Life
Christopher M. Hilger Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Chairman of the Board, President and CEO
Suzette Huovinen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Enterprise Capital and Risk Management & President Securian Asset Management
Darryl R. Jackson Hendrick Automotive Group Suite 100 6000 Monroe Road Charlotte, NC 28212	Director
Lydia Jilek Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Voluntary Benefits
Elizabeth Johnson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Affinity Solutions
Jacob D. Jones Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – Business Services
D. Bryan Jordan First Horizon Corporation 165 Madison Avenue Memphis, TN 38103	Director
Sara Kaufman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO Individual Solutions
James Patrick Kolar 1877 Calusa Ct. Marco Island, FL 34145	Director
Jill E. Kuykendall Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief AI Officer
Jennifer Lastine Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Technology Infrastructure and Enterprise Solutions
Brent Lesmeister Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Distribution and Relationship Management, Group Benefits

Name and Principal Business Address	Position and Offices with Minnesota Life
Stephanie A.J. Lundquist Cargill, Inc. 15407 McGinty Road West Wayzata, MN 55391	Director
Ann McGarry Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Marketing Officer
Renee D. Montz Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary
Susan M. Munson-Regala Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President and Actuary – CFO Group Benefits
Ted J. Nistler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Treasurer
Karen Oberle Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Total Rewards
Marnie Overman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Group Benefits
Christopher B. Owens Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Individual Solutions Distribution
Meagan M. Phillips Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Chief Risk Officer, Enterprise Risk Management
Daniel P. Preiner Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Law
Jamie Proman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Strategy & Chief of Staff to CEO
Susan Mae Reibel 4 Beach Ridge Lane Kincardine, Ontario, Canada N2Z2X6	Director
Jonathan C. Seaberg Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Administrative Office (CAO), Finance

Name and Principal Business Address	Position and Offices with Minnesota Life
David A. Seidel Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Affinity Solutions
Elizabeth A. Simermeyer Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director
Ross Stedman Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Business Services
Kyle Strese Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary, Group National Account Underwriting
Elias J. Vogen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Business Operations Employee Benefits Solutions
John A. Yaggy Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President, Controller and Chief Accounting Officer
Item 32. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account
Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:
Securian Holding Company (Delaware)
Wholly-owned subsidiaries of Securian Holding Company:
Robert Street Property Management, Inc.
Securian Financial Group, Inc. (Delaware)
Wholly-owned subsidiaries of Securian Financial Group, Inc.:
1880 Reinsurance Company (Vermont)
Lowertown Capital, LLC (Delaware)
Minnesota Life Insurance Company
Ochs, Inc.
Securian Asset Management, Inc.
Securian Casualty Company
Securian Financial Services, Inc.
Keystone Reinsurance SPC (Cayman Islands)
Securian Reinsurance Company Ltd. (Bermuda)
Securian Ventures, Inc.
Securian Holding Company Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Minnesota Life Insurance Company:
Allied Solutions, LLC (Indiana)
Marketview Properties, LLC
Marketview Properties II, LLC
Marketview Properties III, LLC
Marketview Properties IV, LLC
Oakleaf Service Corporation

Securian AAM Holdings, LLC (Delaware)
Securian Life Insurance Company
Majority-owned subsidiary of Allied Solutions, LLC (Indiana):
Allied Dispatch Solutions, LLC (Delaware)
Vero, LLC (Delaware)
Majority-owned subsidiary of Securian AAM Holdings, LLC (Delaware):
Asset Allocation & Management Company, L.L.C. (Delaware)
Wholly-owned subsidiaries of Allied Dispatch Solutions, LLC (Delaware):
Dominion Automobile Association (2004) Limited (Ontario, Canada)
Auto Club of America, Corp. (Oklahoma)
Auto Help Line of America, Inc. (Oklahoma)
Wholly-owned subsidiary of Securian Casualty Company
Securian Specialty Lines, Inc.
Wholly-owned subsidiary of Securian Holding Company Canada, Inc. (British Columbia, Canada):
Securian Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):
Armour Group Inc. (Ontario, Canada)
Canadian Premier General Insurance Company (Ontario, Canada)
Canadian Premier Life Insurance Company (British Columbia, Canada))
Wholly-owned subsidiaries of Armour Group, Inc. (Ontario, Candada):
Integrated Warranty Services Inc. (Ontario, Canada)
Premium Services Group Inc. (Ontario, Canada)
VA Insurance Services Inc. (Ontario, Canada)
Vehicle Armour Inc. (Ontario, Canada)
Loan Armour Insurance Solutions, Inc. (Ontario, Canada)
1001149900 Ontario Inc. (Ontario, Canada)
Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:
Securian Funds Trust
Majority-owned subsidiaries of Securian Financial Group, Inc.:
Empyrean Holding Company, Inc. (Delaware)
Wholly-owned subsidiary of Empyrean Holding Company, Inc. (Delaware):
Empyrean Benefit Solutions, Inc. (Delaware)
Wholly-owned subsidiaries of Empyrean Benefit Solutions, Inc. (Delaware):
Empyrean Insurance Services, Inc. (Texas)
Unless indicated otherwise parenthetically, each of the above entities is organized under Minnesota law.
Item 33. Indemnification
The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys’ fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.
Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.
Insofar as indemnification for liability arising under the Securities Act of 1933 (”the Act”) may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)
Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
Variable Fund D
Variable Annuity Account
Minnesota Life Variable Life Account
Minnesota Life Individual Variable Universal Life Account
Minnesota Life Variable Universal Life Account
Securian Life Variable Universal Life Account
(b)
The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:
Name and Principal Business Address	Positions and Offices with Underwriter
Kimberly K. Carpenter Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Chief Executive Officer, President and Director
Kristin M. Ferguson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Financial Officer, Treasurer, FINOP, Principal Operations Officer and Director
Renee D. Montz Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Director
Caleb Nicholson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Secretary

Name and Principal Business Address	Positions and Offices with Underwriter
Jessica Parrucci Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer
(c)
All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Securian Financial Services, Inc.	$65,700,945	—	—	—
Item 35.  Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.
Item 36.  Management Services
None.
Item 37.  Fee Representation
Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, File No. 333-198279, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 28th day of April, 2026.
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
(Registrant)
By: MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota
Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and the State of Minnesota, on the 28th day of April, 2026.
MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the dates indicated.
Signature	Title	Date
/s/ Christopher M. Hilger Christopher M. Hilger	Chairman of the Board, President and Chief Executive Officer	April 28, 2026
* Peter G. Berlute	Director	April 28, 2026
* Mary K. Brainerd	Director	April 28, 2026
* Robert J. Ehren	Director	April 28, 2026
* Benjamin G.S. Fowke III	Director	April 28, 2026
* Sara H. Gavin	Director	April 28, 2026

Signature	Title	Date
* Eric B. Goodman	Director	April 28, 2026
* D. Bryan Jordan	Director	April 28, 2026
* James P. Kolar	Director	April 28, 2026
* Stephanie A.J. Lundquist	Director	April 28, 2026
* Renee D. Montz	Director	April 28, 2026
* Susan M. Reibel	Director	April 28, 2026
/s/ Peter G. Berlute Peter G. Berlute	Executive Vice President and Chief Financial Officer (chief financial officer)	April 28, 2026
/s/ John A. Yaggy John A. Yaggy	Vice President and Controller (chief accounting officer)	April 28, 2026
/s/ Ted J. Nistler Ted J. Nistler	Second Vice President and Treasurer (treasurer)	April 28, 2026
/s/ Renee D. Montz Renee D. Montz	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary	April 28, 2026
* Pursuant to power of attorney dated April 14, 2026, a copy of which is filed herewith.

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
30 (a)
Resolution of the Board of Directors of Minnesota Life Insurance Company establishing the Minnesota
Life Individual Variable Universal Life Account, previously filed on July 16, 2007 as Exhibit 26(a) to
Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Initial
Registration Statement, is hereby incorporated by reference.

30 (b)	Not Applicable.
30 (c) (1)
Agent’s Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as Exhibit 26(c)(1) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File
Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (c) (2)
General Agent’s Contract issued by Minnesota Life Insurance Company, previously filed on
December 7, 2007 as Exhibit 26(c)(2) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (c) (3)
The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and
Securian Financial Services, Inc., previously filed on April 27, 2009, as Exhibit 24(c)(3) to Registrant’s
Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

30 (d) (1)
Variable Universal Life Defender Policy form ICC15-20001, previously filed on April 27, 2015 as
Exhibit 26(d)(1) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 2, is hereby incorporated by reference.

30 (d) (2)
Children’s Term Agreement, form ICC09-904U, previously filed on August 28, 2012 as Exhibit 26(d)(2)
to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590,
Initial Registration Statement, is hereby incorporated by reference.

30 (d) (3)
Waiver of Charges Agreement, form ICC12-919, previously filed on April 26, 2018 as Exhibit 26(d)(3)
to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 8, is hereby incorporated by reference.

30 (d) (4)
Allocation Options for Variable Universal Life Defender, form F83228 Rev 5-2024, previously filed on
February 21, 2025 as Exhibit 30(d)(4) to Minnesota Life Individual Universal Life Account’s Form N-6,
File Number 333-198279, Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (d) (5)
Level Term Insurance Agreement, form ICC15-20012, previously filed as Exhibit 26(d)(5) to
Registrant’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 1, on February 27,
2015, is hereby incorporated by reference.

30 (d) (6)
Accelerated Death Benefit Agreement, form ICC12-931U, previously filed on August 28, 2012 as
Exhibit 26(d)(6) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-183590, Initial Registration Statement, is hereby incorporated by reference.

30 (d) (7)
Waiver of Premium Agreement, form 06-917, previously filed on August 28, 2012 as Exhibit 26(d)(7) to
Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Initial
Registration Statement, is hereby incorporated by reference.

30 (d) (8)
Long Term Care Agreement, form ICC12-932, previously filed on August 28, 2012 as Exhibit 26(d)(9)
to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590,
Initial Registration Statement, is hereby incorporated by reference.

30 (d) (9)
Guaranteed Insurability Option, form ICC09-915, previously filed on August 28, 2012 as Exhibit
26(d)(10) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-183590, Initial Registration Statement, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (d) (10)
Overloan Protection Agreement, form ICC16-20081, previously filed on April 25, 2019 as Exhibit
26(d)(10) to Minnesota Life Individual Variable Universal Life Account's Form N-4, File Number
333-198279, Post-Effective Amendment Number 10, is hereby incorporated by reference.

30 (d) (11)
Inflation Agreement, form ICC11-916, previously filed on August 28, 2012 as Exhibit 26(d)(12) to
Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Initial
Registration Statement, is hereby incorporated by reference.

30 (d) (12)
Accidental Death Benefit Agreement, form ICC09-918U, previously filed on August 21, 2014 as Exhibit
26(d)(12) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-198279, Initial Registration Statement, is hereby incorporated by reference.

30 (d) (13)
Premium Deposit Account Agreement, form 14-20005, previously filed on December 17, 2014 as
Exhibit 26(d)(13) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File
Number 333-198279, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (d) (14)
Business Continuation Agreement, form ICC14-20016, previously filed on February 27, 2015 as Exhibit
26(d)(16) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-183590, Post-Effective Amendment Number 6, is hereby incorporated by reference.

30 (d) (15)
Guaranteed Insurability Option for Business Agreement, form ICC14-20017, previously filed on
February 27, 2015 as Exhibit 26(d)(17) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-183590, Post-Effective Amendment Number 6, is hereby incorporated by reference.

30 (d) (16)
Death Benefit Guarantee Flex Agreement, form ICC15-20002, previously filed as Exhibit 26(d)(16) to
Registrant’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 1, on February 27,
2015, is hereby incorporated by reference.

30 (d) (17)
Accelerated Death Benefit for Chronic Illness Agreement, form ICC16-20057, previously filed on
June 17, 2016 as Exhibit 26(d)(23) to Minnesota Life Individual Variable Universal Life Account’s Form
N-6, File Number 333-144604, Post-Effective Amendment Number 26, is hereby incorporated by reference.

30 (d) (18)
Accelerated Death Benefit for Terminal Illness Agreement, form ICC16-20058, previously filed on
June 17, 2016 as Exhibit 26(d)(24) to Minnesota Life Individual Variable Universal Life Account’s Form
N-6, File Number 333-144604, Post-Effective Amendment Number 26, is hereby incorporated by reference.

30 (d) (19)
No Lapse Guarantee Agreement, form ICC18-20151, previously filed on April 25, 2019 as Exhibit
26(d)(19) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number
333-198279, Post-Effective Amendment Number 10, is hereby incorporated by reference.

30 (d) (20)
Variable Universal Life Defender Policy, form ICC18-20149, previously filed on April 25, 2019 as
Exhibit 26(d)(20) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
Number 333-198279, Post-Effective Amendment Number 10, is hereby incorporated by reference.

30 (d) (21)
What is your agreement with us? Endorsement, form ICC19-20184, previously filed on April 27, 2022 as Exhibit 30 (d) (21) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 13, is hereby incorporated by reference.

30 (d) (22)
No Lapse Guarantee Agreement, form ICC20-20214, previously filed on April 27, 2022 as Exhibit 30
(d) (22) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 13, is hereby incorporated by reference.

30 (d) (23)
Amendment to No Lapse Guarantee Agreement, form ICC23-202365, previously filed on February 23,
2023 as Exhibit 30(d)(23) to Minnesota Life Individual Universal Life Account’s Form N-6, File
Number 333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (d) (24)
Allocation Options for Variable Universal Life Defender New Business form F95230 rev 5-2023, previously filed on April 27, 2023 as Exhibit 30(d)(24) to Minnesota Life Individual Universal Life
Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 15, is hereby incorporated by reference.

30 (d) (25)
Endorsement to Suicide Exclusion Provision, Form ICC23-20266, previously filed on April 26, 2024 as
Exhibit 30(d)(25) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (d) (26)
New Issue Allocation Options for Variable Universal Life Defender, Form F95230 12-2024, previously filed on February 21, 2025 as Exhibit 30(d)(26) to Minnesota Life Individual Universal Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (d) (27)
Long Term Care Agreement, Form ICC24-20297 9-2024, previously filed on February 21, 2025 as
Exhibit 30(d)(27) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (d) (28)
Outline of Coverage Long Term Care Agreement, Form ICC24-20298 8-2024, previously filed on
February 21, 2025 as Exhibit 30(d)(28) to Minnesota Life Individual Universal Life Account’s Form
N-6, File Number 333-198279, Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (d) (29)	Allocation Options for Variable Universal Life Defender, Form F83228 Rev. 10-2025.
30 (d) (30)	Life New Business Allocation Options for Variable Universal Life Defender, Form F95230 10-2025.
30 (e) (1)
Application Part 1 - New Issue, form ICC16-59410 1-2016, previously filed on April 25, 2017 as
Exhibit 26(e)(1) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

30 (e) (2)
Application Part 1 – form ICC22-20245 Rev 12-2021, previously filed on February 23, 2023 as Exhibit
30(e)(2) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (3)
Application Part 1 – form ICC22-20250 Rev 01-2022, previously filed on February 23, 2023 as Exhibit
30(e)(3) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (4)
Application Part 2, form ICC14-59572 2-2014, previously filed on April 26, 2016 as Exhibit 26(e)(6) to
Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590,
Post-Effective Amendment Number 8, is hereby incorporated by reference.

30 (e) (5)
Application Part 2, form ICC14-59573 2-2014, previously filed on April 26, 2016 as Exhibit 26(e)(7) to
Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590,
Post-Effective Amendment Number 8, is hereby incorporated by reference.

30 (e) (6)
Application Part 2 for Ages 0 – 14 – form ICC22-20246 Rev 01-2022, previously filed on February 23,
2023 as Exhibit 30(e)(6) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (7)
Application Part 2 for Ages 15 – 21 – form ICC22-20247 Rev 01-2022, previously filed on
February 23, 2023 as Exhibit 30(e)(7) to Minnesota Life Individual Universal Life Account’s Form N-6,
File Number 333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (8)
Application Part 2 for Ages 22-59 – form ICC22-20248 Rev 12-2021, previously filed on February 23,
2023 as Exhibit 30(e)(8) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (e) (9)
Application Part 2 for Ages 60 and up – form ICC22-20249 01-2022, previously filed on February 23,
2023 as Exhibit 30(e)(9) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (10)
Application Part 2 (with witness) – form ICC22-20251 Rev 01-2022, previously filed on February 23,
2023 as Exhibit 30(e)(10) to Minnesota Life Individual Universal Life Account’s Form N-6, File
Number 333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (11)
Application Part 2 (no witness) – form ICC22-20252 Rev 01-2022, previously filed on February 23,
2023 as Exhibit 30(e)(11) to Minnesota Life Individual Universal Life Account’s Form N-6, File
Number 333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (12)
Application Part 3 - New Issue - Agreement and Authorization, form ICC16-59536 12-2015, previously filed on April 25, 2017 as Exhibit 26(e)(2) to Minnesota Life Individual Variable Universal Life
Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

30 (e) (13)
Application Part 3 Agreement and Authorization – form ICC22-20253 Rev 01-2022, previously filed on
February 23, 2023 as Exhibit 30(e)(13) to Minnesota Life Individual Universal Life Account’s Form
N-6, File Number 333-198279, Post-Effective Amendment Number 14, is hereby incorporated by reference.

30 (e) (14)
Policy Change Application - No Underwriting Required, form ICC16-59537 6-2016, previously filed on
April 25, 2017 as Exhibit 26(e)(4) to Minnesota Life Individual Variable Universal Life Account’s Form
N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

30 (e) (15)
Policy Change Application Part 1 - Underwriting Required, form ICC16-59538 1-2016, previously filed on April 25, 2017 as Exhibit 26(e)(5) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-183590, Post-Effective Amendment Number 11, is hereby incorporated by reference.

30 (e) (16)
Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form ICC17-59534
4-2017, previously filed on April 26, 2018 as Exhibit 26(e)(3) to Minnesota Life Individual Variable
Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 12,
is hereby incorporated by reference.

30 (e) (17)
Application 1A, New Issue (eApp), form ICC16-72540 7-2016, previously filed on April 25, 2017 as
Exhibit 26(e)(8) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.

30 (e) (18)
Application 1B, New Issue (eApp), form ICC16-72541 7-2016, previously filed on April 25, 2017 as
Exhibit 26(e)(9) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.

30 (e) (19)
Proposed Insured Juvenile Information for Ages 0-17, form ICC16-84732 7-2016, previously filed on
April 25, 2017 as Exhibit 26(e)(10) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-144604, Post-Effective Amendment Number 28, is hereby incorporated by reference.

30 (e) (20)
Variable Universal Life Defender DVUL Telephone Transaction Request form F83362 rev 5-2023, previously filed on April 27, 2023 as Exhibit 30(e)(20) to Minnesota Life Individual Variable Universal
Life Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 15, is hereby incorporated by reference.

30 (e) (21)
Application for Employer Sponsored Guaranteed Issue, Form ICC23-20138-GI 6-2023, previously filed on April 26, 2024 as Exhibit 30(e)(21) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (e) (22)
Application for Employer Sponsored Simplified Issue, Form ICC23-20138-SI 6-2023, previously filed on April 26, 2024 as Exhibit 30(e)(22) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (23)
Guaranteed/Simplified Issue Application Owner Information, Form ICC23-20179 6-2023, previously filed on April 26, 2024 as Exhibit 30(e)(23) to Minnesota Life Individual Variable Universal Life
Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (24)
Guaranteed Issue Application Proposed Insured Consent Information, Form ICC23-20180 6-2023,
previously filed on April 26, 2024 as Exhibit 30(e)(24) to Minnesota Life Individual Variable Universal
Life Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (25)
Policy Change Application Part 1 No Underwriting Required, Form ICC23-20269 5-2023, previously filed on April 26, 2024 as Exhibit 30(e)(25) to Minnesota Life Individual Variable Universal Life
Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (26)
Policy Change Application Part 1 Underwriting Required, Form ICC23-20270 5-2023, previously filed on April 26, 2024 as Exhibit 30(e)(26) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (27)
Policy Change Application Part 3 (Underwriting) Agreements and Authorization, Form ICC23-20271
5-2023, previously filed on April 26, 2024 as Exhibit 30(e)(27) to Minnesota Life Individual Variable
Universal Life Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 16,
is hereby incorporated by reference.

30 (e) (28)
Application Part 1, Form ICC23-20272 5-2023, previously filed on April 26, 2024 as Exhibit 30(e)(28)
to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (29)
Application Part 3, Form ICC23-20273 5-2023, previously filed on April 26, 2024 as Exhibit 30(e)(29)
to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (30)
Guaranteed/Simplified Issue Application Census, Form ICC23-58242 6-2023, previously filed on
April 26, 2024 as Exhibit 30(e)(30) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (31)
Simplified Issue Proposed Insured Consent Information, Form ICC23-81901 6-2023, previously filed on
April 26, 2024 as Exhibit 30(e)(31) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (e) (32)
Long Term Care Agreement Supplemental Application, Form ICC24-20299 8-2024, previously filed on
February 21, 2025 as Exhibit 30(e)(32) to Minnesota Life Individual Universal Life Account’s Form
N-6, File Number 333-198279, Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (e) (33)
Long Term Care Agreement Personal Worksheet, Form ICC24-20300 2024, previously filed on
February 21, 2025 as Exhibit 30(e)(33) to Minnesota Life Individual Universal Life Account’s Form
N-6, File Number 333-198279, Post-Effective Amendment Number 17, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (e) (34)
Things You Should Know, Form ICC24-20301 2024, previously filed on February 21, 2025 as Exhibit
30(e)(34) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (e) (35)
Long Term Care Agreement Potential Rate Increase Disclosure, Form ICC24-20302 2024, previously filed on February 21, 2025 as Exhibit 30(e)(35) to Minnesota Life Individual Universal Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (e) (36)
Notice of Replacement, Form ICC24-20303 2024, previously filed on February 21, 2025 as Exhibit
30(e)(36) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (e) (37)
Electronic Delivery Consent, Form ICC24-20304 2024, previously filed on February 21, 2025 as Exhibit
30(e)(36) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (e) (38)
HIPAA Authorization, Form F59016 Rev 8-2011, previously filed on February 21, 2025 as Exhibit
30(e)(38) to Minnesota Life Individual Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (f) (1)
Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit 27(f)(1) to Minnesota
Life’s Variable Life Account’s Form N-6, File Number 333-109853, Initial Registration Statement, on
October 21, 2003, is hereby incorporated by reference.

30 (f) (2)
Bylaws of the Depositor, previously filed as Exhibit 26(f)(2) to Minnesota Life Variable Life Account’s
Form N-6, File Number 333-198279, Post-Effective Amendment Number 172, on February 21, 2025, is
hereby incorporated by reference.

30 (g) (1)
Automatic/Facultative YTR Reinsurance Agreement among Minnesota Life Insurance Company,
Securian Life Insurance Company and RGA Reinsurance Company dated November 1, 2017, previously filed on November 8, 2022 as exhibit 30 (g) (1) to Minnesota Life Individual Variable Universal Life
Account's Form N-6, File Number 333-266437, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (g) (2)
Automatic/Facultative YTR Reinsurance Agreement among Minnesota Life Insurance Company,
Securian Life Insurance Company and The Canada Life Assurance Company dated November 1, 2017, previously filed on November 8, 2022 as exhibit 30 (g) (2) to Minnesota Life Individual Variable
Universal Life Account's Form N-6, File Number 333-266437, Pre-Effective Amendment Number 1, is
hereby incorporated by reference.

30 (g) (3)
Automatic/Facultative YTR Reinsurance Agreement among Minnesota Life Insurance Company,
Securian Life Insurance Company and Munich American Reassurance Company dated November 1,
2017, previously filed on November 8, 2022 as exhibit 30 (g) (3) to Minnesota Life Individual Variable
Universal Life Account's Form N-6, File Number 333-266437, Pre-Effective Amendment Number 1, is
hereby incorporated by reference.

30 (g) (4)
Automatic/Facultative YTR Reinsurance Agreement among Minnesota Life Insurance Company,
Securian Life Insurance Company and SCOR Global Life USA Reinsurance Company dated
November 1, 2017, previously filed on November 8, 2022 as exhibit 30 (g) (4) to Minnesota Life
Individual Variable Universal Life Account's Form N-6, File Number 333-266437, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (g) (5)
Automatic/Facultative YTR Reinsurance Agreement among Minnesota Life Insurance Company,
Securian Life Insurance Company and Swiss RE Life & Health America Inc. dated November 1, 2017, previously filed on November 8, 2022 as exhibit 30 (g) (5) to Minnesota Life Individual Variable
Universal Life Account's Form N-6, File Number 333-266437, Pre-Effective Amendment Number 1, is
hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (1) (i)
Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and
Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(i) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27,
2012, is hereby incorporated by reference.

30 (h) (1) (ii)
Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance
Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account’s Form N-6,
File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

30 (h) (2) (i)
Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and
Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(10)(i) to Registrant’s Form N-6,
File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (2) (ii)
Schedule A as amended May 1, 2003 to the Participation Agreement among AIM Variable Insurance
Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
27(h)(10)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4,
on April 30, 2003, is hereby incorporated by reference.

30 (h) (2) (iii)
Amendment No. 1 to the Participation Agreement dated March 4, 2002, by and among AIM Variable
Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
Exhibit 26(h)(10)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233,
Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

30 (h) (2) (iv)
Amendment No. 2 to the Participation Agreement dated March 2, 2002, by and among AIM Variable
Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
Exhibit 26(h)(10)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (2) (v)
Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, AIM
Distributors, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit
24(c)(n)(iv) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (2) (vi)
Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between AIM Investment
Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as Exhibit
24(c)(8)(s) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (h) (2) (vii)
Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, AIM
Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc. effective
April 30, 2010 previously filed on April 25, 2011 as Exhibit 24(c)(8)(j)(v) to Variable Annuity Account’s
Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (2) (viii)
Administrative Series Agreement between Invesco Advisers, Inc. and Minnesota Life Insurance
Company dated October 1, 2016, previously filed on November 8, 2016 as Exhibit 24 (8)(i)(1) to
Variable Annuity Account’s Form N-4, File Number 333-212515, Pre-Effective Amendment Number 1,
is hereby incorporated by reference.

30 (h) (3) (i)
Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc.,
and AllianceBernstein Investments, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to
Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3,
is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (3) (ii)
Amendment Number One to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc.,
previously filed on April 27, 2010 as Exhibit 26(h)(21)(ii) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.

30 (h) (3) (iii)
Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc.,
previously filed as Exhibit 26(h)(21)(iii) to Minnesota Life Variable Life Account’s Form N-6, File
Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

30 (h) (3) (iv)
Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc.,
previously filed on August 15, 2019 as Exhibit 24(b)8(kk)(iii) to Variable Annuity Account's Form N-4,
File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.

30 (h) (3) (v)
Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company,
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc.,
previously filed on August 15, 2019 as Exhibit 24(b)8(kk)(iv) to Variable Annuity Account's Form N-4,
File Number 333-233295, Initial Registration Statement is hereby incorporated by reference.

30 (h) (3) (vi)
Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company.
Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc. dated
May 1, 2023, previously filed on April 27, 2023 as Exhibit 30(h)(3)(vi) to Minnesota Life Individual
Variable Universal Life Account’s Form N-6, File Number 333-198279, Post-Effective Amendment
Number 15, is hereby incorporated by reference.

30 (h) (4) (i)
Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds
Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and
American Funds Insurance Series previously filed on April 25, 2011 as Exhibit 24(c)(8)(jj) to Variable
Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171,
is hereby incorporated by reference.

30 (h) (4) (ii)
Business Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc.,
American Funds Distributors, Inc. and Capital Research and Management Company previously filed on
April 25, 2011 as Exhibit 24(c)(8)(kk) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (4) (iii)
American Funds Rule 22c-2 Agreement among American Funds Service Company and Minnesota Life
Insurance Company previously filed on April 25, 2011 as Exhibit 24(c)(8)(ll) to Variable Annuity
Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is
hereby incorporated by reference.

30 (h) (4) (iv)
Amendment No. 1 to Fund Participation and Service Agreement among Minnesota Life Insurance
Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and
Management Company, and American Funds Insurance Series, previously filed as Exhibit 26(h)(24)(iv)
to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment
Number 35 on April 25, 2014, is hereby incorporated by reference.

30 (h) (4) (v)
Second Amendment to the Business Agreement by and among Minnesota Life Insurance Company,
Securian Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and
Management Company, previously filed as Exhibit 26(h)(24)(v) to Minnesota Life Variable Life
Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015,
is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (4) (vi)
Amendment No. 2 to the Fund Participation and Service Agreement among Minnesota Life Insurance
Company, Capital Client Group, Inc., formerly known as American Funds Distributors, Inc., American
Funds Service Company, Capital Research and Management Company, and the American Funds
Insurance Series dated March 12, 2026.

30 (h) (5) (i)
Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products
Trust, Franklin Templeton Distributors, Inc. Minnesota Life Insurance Company, previously filed as
Exhibit 27(h)(14)(i) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383,
Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (5) (ii)
Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable
Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company,
previously filed as Exhibit 27(h)(14)(ii) to Minnesota Life Variable Life Account’s Form N-6, File
Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (5) (iii)
Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products
Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as
Exhibit 27(h)(14)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383,
Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

30 (h) (5) (iv)
Amendment No. 3 to Participation Agreement by and among Franklin Templeton Variable Insurance
Products Trust, Franklin Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian
Financial Services, Inc, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life
Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005,
is hereby incorporated by reference.

30 (h) (5) (v)
Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products
Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial
Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account’s Form
N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (5) (vi)
Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products
Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on
December 20, 2006 as Exhibit 24(c)(q)(v) to Variable Annuity Account’s Form N-4, File Number
333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (5) (vii)
Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance
Company previously filed on September 6, 2007, as Exhibit 24(c)(i)(u) to Variable Annuity Account’s
Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (5) (viii)
Amendment No. 6 to Participation Agreement by and among Franklin Templeton Variable Insurance
Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian
Financial Services, Inc., previously filed on December 14, 2007 as Exhibit 26(h)(5)(viii) to Minnesota
Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (h) (5) (ix)
Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products
Trust, Franklin/Templeton Distributors, Inc. Minnesota Life Insurance Company and Securian Financial
Services, Inc. effective August 16, 2010 previously filed on April 25, 2011 as Exhibit 24(c)(8)(m)(vii) to
Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26
and 171, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (5) (x)
Amendment No. 7 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and
Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27,
2012, is hereby incorporated by reference.

30 (h) (5) (xi)
Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton Variable Insurance
Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian
Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life
Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012,
is hereby incorporated by reference.

30 (h) (5) (xii)
Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and
Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24,
2013, is hereby incorporated by reference.

30 (h) (5) (xiii)
Amendment No. 10 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and
Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24,
2013, is hereby incorporated by reference.

30 (h) (6) (i)
Participation Agreement as of September 19, 2003 between Minnesota Life Insurance Company and
Waddell & Reed, Inc. previously filed as Exhibit 27(h)(15) to Registrant’s Form N-6, File Number
333-109853, Pre-Effective Amendment #1, on February 19, 2004, is hereby incorporated by reference.

30 (h) (6) (ii)
Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance
Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii)
to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment
Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (6) (iii)
Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and
Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant’s Form
N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (h) (6) (iv)
Second Amendment to Target Funds Participation Agreement by and among Minnesota Life Insurance
Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed on December 14, 2007 as Exhibit 26(h)(8)(iv) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File
Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (6) (v)
Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance
Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(ii) to
Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 6,
on February 27, 2009, is hereby incorporated by reference.

30 (h) (6) (vi)
Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds
Variable Insurance Portfolios, and Minnesota Life Insurance Company previously filed on April 25,
2011 as Exhibit 24(c)(8)(n)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784,
Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (6) (vii)
Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes
Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell
& Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed as Exhibit 26(h)(13)(vi) to
Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post- Effective Amendment
Number 35 on April 25, 2014, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (7) (i)
Distribution and Shareholder Services Agreement dated March 9, 2012 between Northern Lights
Variable Trust and Minnesota Life Insurance Company, previously filed on April 27, 2012 as Exhibit
24(c)(8)(mm) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective
Amendment Numbers 15 and 192, is hereby reference.

30 (h) (7) (ii)
Fund Participation Agreement dated March 12, 2012 among Northern Lights Variable Trust, Minnesota
Life Insurance Company, Northern Lights Distributors, LLC and ValMark Advisers, Inc., previously filed on April 27, 2012 as Exhibit 24(c)(8)(nn) to Variable Annuity Account’s Form N-4, File Number
333-136242, Post-Effective Amendment Numbers 15 and 192, is hereby incorporated by reference.

30 (h) (7) (iii)
First Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern Lights
Distributors, LLC, Valmark Advisers, Inc., and Minnesota Life Insurance Company dated October 8,
2012, previously filed on April 25, 2014 as Exhibit 24(c)(8)(kk)(i) to Variable Annuity Account’s Form
N-4, File Number 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.

30 (h) (7) (iv)
Second Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern
Lights Distributors, LLC, ValMark Advisers, Inc., and Minnesota Life Insurance Company dated
March 12, 2012 as authorized November 5, 2013, previously filed on April 25, 2014 as Exhibit
24(c)(8)(kk)(ii) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective
Amendment Numbers 5 and 226, is hereby incorporated by reference.

30 (h) (7) (v)
Addendum to the Participation Agreement among Norther Lights Variable Trust, Northern Lights
Distributors, LLC, ValMark Advisers, Inc. and Minnesota Life Insurance Company, previously filed on
October 15, 2020 as Exhibit 24(b)8(jj)(iii) to Variable Annuity Account's Form N-4, File Number
333-233295, Post-Effective Amendment Numbers 2 and 248, is hereby incorporate by reference.

30 (h) (7) (vi)
Amendment to Distribution and Shareholder Services Agreement Among Northern Lights Variable Trust,
and Minnesota Life Insurance Company dated June 10, 2021, previously filed as Exhibit 24(b)9(hh)(i) to
Variable Annuity Account's Form N-4, File Number 333-212515, Post-Effective Amendments 15 and
358.

30 (h) (7) (vii)
Amendment to Participation Agreement Among Northern Lights Variable Trust, Northern Lights
Distributors, LLC, ValMark Distributors LLC, ValMark Advisers, Inc., and Minnesota Life Insurance
Company dated August 12, 2021, previously filed as Exhibit 24(b)8(ii)(iv) to Variable Annuity
Account's Form N-4, File Number 333-212515, Post-Effective Amendments 15 and 358.

30 (h) (7) (viii)
Third Amendment to Participation Agreement Among Northern Lights Variable Trust, Northern Lights
Distributors, LLC, ValMark Distributors LLC, ValMark Advisers, Inc., and Minnesota Life Insurance
Company dated May 1, 2023 previously filed as Exhibit 30(h)(7)(viii) to Minnesota Life Individual
Variable Universal Life Account’s Form N-6, File Number 333-198279, Post-Effective Amendment
Number 15, is hereby incorporated by reference.

30 (h) (8) (i)
Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust
and Allianz Global Investors Distributors LLC previously filed on April 25, 2011 as Exhibit 24(c)(8)(ff)
to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers
26 and 171, is hereby incorporated by reference.

30 (h) (8) (ii)
Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Allianz Global
Investors Distributors LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as Exhibit 24(c)(8)(dd) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (8) (iii)
PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between
Pacific Investment Management Company LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as Exhibit 24(c)(8)(ee) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (8) (iv)
Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO
Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC
and Minnesota Life Insurance Company previously filed as Exhibit 26(h)(22)(iv) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on
April 27, 2012, is hereby incorporated by reference.

30 (h) (8) (v)
Amendment to Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable
Insurance Trust, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(v) to Minnesota
Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34
on April 24, 2013, is hereby incorporated by reference.

30 (h) (8) (vi)
Amendment to Selling Agreement between Minnesota Life Insurance Company, and PIMCO
Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

30 (h) (8) (vii)
Amendment No. 1 to PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable
Insurance Trust Effective May 1, 2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on
April 24, 2013, is hereby incorporated by reference.

30 (h) (8) (viii)
Second Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO
Variable Insurance Trust, and Minnesota Life Insurance Company, previously filed on April 27, 2015 as
Exhibit 26(h)(8)(viii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File
Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

30 (h) (8) (ix)
Third Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO
Variable Trust and Minnesota Life Insurannortherce Company, previously filed on August 15, 2019 as
Exhibit 24(b)8(aa)(iii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial
Registration Statement is hereby incorporated by reference.

30 (h) (9) (i)
Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan
Stanley Investment Management Inc., and Minnesota Life Insurance Company, previously filed on
October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number
333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

30 (h) (9) (ii)
Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, The
Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management Inc., previously filed on April 27, 2010 as Exhibit 26(h)(17)(ii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is
hereby incorporated by reference.

30 (h) (9) (iii)
Second Amendment to Participation Agreement among Minnesota Life Insurance Company, The
Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management Inc., previously filed on April 27, 2015 as Exhibit 24(b)8(y)(ii) to Variable Annuity
Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is
hereby incorporated by reference.

30 (h) (9) (iv)
Third Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal
Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management Inc., previously filed on April 27, 2015 as Exhibit 24(b)(8)(y)(iii) to Variable Annuity
Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is
hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (9) (v)
Fourth Amendment to Participation Agreement among Minnesota Life Insurance Company, The
Universal Institutional Funds, Inc., Morgan Stanley Distributors, Inc. and Morgan Stanley Investment
Management, Inc., previously filed on August 15, 2019 as Exhibit 24(b)(8)(y)(iv) to Variable Annuity
Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.

30 (h) (9) (vi)
Fifth Amendment to Participation Agreement among Minnesota Life Insurance Company, the Universal
Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment
Management, Inc. dated May 1, 2023, previously filed as Exhibit 30(h)(9)(vi) to Minnesota Life
Individual Variable Universal Life Account’s Form N-6, File Number 333-198279, Post-Effective
Amendment Number 15, is hereby incorporated by reference.

30 (h) (10) (i)
Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard
Marketing Corporation and Minnesota Life Insurance Company, previously filed on December 14, 2007 as Exhibit 26(h)(7)(i) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File
Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (10) (ii)
Schedule A to the Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard
Group, Inc., Vanguard Marketing Corporation and Minnesota Life Insurance Company as Amended as of
September 1, 2012, previously filed as Exhibit 26(h)(7)(ii) to Minnesota Life Individual Variable
Universal Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 17
on April 25, 2014, is hereby incorporated by reference.

30 (h) (10) (iii)
Schedule A to the Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard
Group, Inc., Vanguard Marketing Corporation and Minnesota Life Insurance Company as Amended as of
May 1, 2014, previously filed as Exhibit 26(h)(7)(iii) to Minnesota Life Individual Variable Universal
Life Account’s Form N-6, File Number 333-144604, Post-Effective Amendment Number 17 on April 25,
2014, is hereby incorporated by reference.

30 (h) (10) (iv)
Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group,
Inc., Vanguard Marketing Corporation and Minnesota Life Insurance Company previously filed on
November 8, 2022 as exhibit 30 (h) (10) (iv) to Minnesota Life Individual Variable Universal Life
Account's Form N-6, File Number 333-266437, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (10) (v)
Schedule A to the Participation Agreement among Vanguard Variable Insurance Fund, the Vanguard
Group, Inc. Vanguard Marketing Corporation and Minnesota Life Insurance Company as Amended as of
May 1, 2023, previously filed as Exhibit 30(h)(10)(v) to Minnesota Life Individual Variable Universal
Life Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 15, is hereby incorporated by reference.

30 (h) (11) (i)
Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(i) to
Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30,
2003, is hereby incorporated by reference.

30 (h) (11) (ii)
Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
27(h)(13)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4,
on April 30, 2003, is hereby incorporated by reference.

30 (h) (11) (iii)
Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
27(h)(13)(iii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4,
on April 30, 2003, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (11) (iv)
Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
26(h)(13)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (11) (v)
Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
26(h)(13)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (11) (vi)
Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust,
Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as
Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395,
Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (11) (vii)
Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts
Financial Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as
Exhibit 24(c)(p)(vi) to Variable Annuity Account’s Form N 4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (11) (viii)
Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota
Life Insurance Company previously filed on September 6, 2007 as Exhibit 24(c)(8)(v) to Variable
Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (11) (ix)
Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS
Variable Insurance Trust, Minnesota Life Insurance and Massachusetts Financial Services Company
previously filed on April 25, 2011 as Exhibit 24(c)(8)(l)(vii) to Variable Annuity Account’s Form N-4,
File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (11) (x)
Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company and Massachusetts Financial Services Company effective September 1, 2010 previously filed on April 25, 2011 as Exhibit 24(c)(8)(l)(viii) to Variable Annuity Account’s Form N-4,
File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (11) (xi)
Amendment No. 7 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27,
2015 as Exhibit 26(h)(6)(xi) to Minnesota Life Individual Variable Universal Life Account’s Form N-6,
File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

30 (h) (11) (xii)
Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27,
2015 as Exhibit 26(h)(6)(xii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6,
File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

30 (h) (11) (xiii)
Amendment No. 9 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on
November 8, 2017 as Exhibit 24(b)(8)(k)(xii) to Variable Annuity Account’s Form N-4, File Number
333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.

30 (h) (11) (xiv)
Amendment No. 10 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota
Life Insurance Company, and Massachusetts Financial Services Company, previously filed on
November 8, 2017 as Exhibit 24(b)(8)(k)(xiii) to Variable Annuity Account’s Form N-4, File Number
333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (12) (i)
Shareholder Services Agreement among American Century Investment Services, Inc. and Minnesota Life
Insurance Company, filed on April 30, 2003, as Exhibit 27(h)(11) to Registrant’s Form N-6, File
Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

30 (h) (12) (ii)
Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable
Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21,
2006, is hereby incorporated by reference.

30 (h) (12) (iii)
Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investment Services, Inc., previously filed on October 4, 2007 as Exhibit
24(c)(8)(k)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective
Amendment Number 3, is hereby incorporated by reference.

30 (h) (12) (iv)
Amendment No. 3 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investment Services, Inc., previously filed as Exhibit 26(h)(9)(v) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on
April 27, 2015 is hereby incorporated by reference.

30 (h) (12) (v)
Amendment No. 4 to Shareholder Services Agreement between Minnesota Life Insurance Company and
American Century Investment Services, Inc., previously filed as Exhibit 26(h)(9)(vi) to Minnesota Life
Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on
April 27, 2015 is hereby incorporated by reference.

30 (h) (13) (i)
Fund Participation Agreement by and among Minnesota Life Insurance Company, Financial Investors
Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc., previously filed on
December 7, 2007 as Exhibit 26(h)(4)(i) to Minnesota Life Individual Variable Universal Life Account’s
Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (13) (ii)
Rule 22c-2 Agreement by and between Financial Investors Variable Insurance Trust and Minnesota Life
Insurance Company, previously filed on December 7, 2007 as Exhibit 26(h)(4)(ii) to Minnesota Life
Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (h) (13) (iii)
Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc. filed on
February 25, 2010 as Exhibit 24(b)(8)(aa)(i) to Variable Annuity Account’s Form N-4, File Number
333-136242, Post-Effective Amendments 11 and 161, is hereby incorporated by reference.

30 (h) (13) (iv)
Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc.,
previously filed on April 27, 2010 as Exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account’s
Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30 and 78, is hereby incorporated by reference.

30 (h) (13) (v)
Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc.,
previously filed as Exhibit 26(h)(18)(iv) to Minnesota Life Variable Life Account’s Form N-6, File
Number 33-3233, Post-Effective Amendment Number 35, on April 25, 2014, is hereby incorporated by reference.

30 (h) (13) (vi)
Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc.,
previously filed as Exhibit 26(h)(18)(v) to Minnesota Life Variable Life Account’s Form N-6, File
Number 33-3233, Post-Effective Amendment Number 35, on April 25, 2014, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (13) (vii)
Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company,
Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc.,
previously filed as Exhibit 26(h)(18)(vi) to Minnesota Life Variable Life Account’s Form N-6, File
Number 33-3233, Post-Effective Amendment Number 35, on April 25, 2014, is hereby incorporated by reference.

30 (h) (13) (viii)
Amendment Number Six among Minnesota Life Insurance Company, Financial Investors Variable
Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)8(x)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial
Registration Statement is hereby incorporated by reference.

30 (h) (13) (ix)
Amendment Number Seven among Minnesota Life Insurance Company, Financial Investors Variable
Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)(8)(x)(vii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial
Registration Statement, is hereby incorporated by reference.

30 (h) (13) (x)
Amendment Number Eight among Minnesota Life Insurance Company, ALPS Variable Investment Trust,
ALPS Advisors, Inc., and ALPS Portfolio Solutions Distributor, Inc., previously filed on February 23,
2021 as Exhibit 30(h)(2)(x) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
File Number 333-183590, Post-Effective Amendment Numbers 16 and 89, is hereby incorporated by reference.

30 (h) (13) (xi)
Amendment Number Nine to Participation Agreement among Minnesota Life Insurance Company, ALPS
Variable Investment Trust, ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc. dated
May 1, 2023, previously filed as Exhibit 30(h)(13) to Minnesota Life Individual Variable Universal Life
Account’s Form N-6, File Number 333-198279, Post-Effective Amendment Number 15, is hereby incorporated by reference.

30 (h) (14) (i)
Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity
Distributors Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit
26(h)(3) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is
hereby incorporated by reference.

30 (h) (14) (ii)
First Amendment to Amended and Restated Participation Agreement among Minnesota Life Insurance
Company, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance
Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV,
previously filed on December 7, 2007 as Exhibit 26(h)(3)(ii) to Minnesota Life Individual Variable
Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
hereby incorporated by reference.

30 (h) (14) (iii)
Amended and Restated Service Contract in connection with Fidelity Variable Insurance Products Fund,
Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products
Fund IV, and Variable Insurance Products Fund V, previously filed on December 14, 2007 as Exhibit
26(i)(4) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (14) (iv)
Amendment to Participation Agreement among Minnesota Life Insurance Company, Variable Insurance
Product Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III, Variable
Insurance Products Fund IV, and Variable Insurance Products Fund V and Fidelity Distributors
Company LLC. dated May 1, 2023, previously filed as Exhibit 30(h)(14)(iv) to Minnesota Life
Individual Variable Universal Life Account’s Form N-6, File Number 333-198279, Post-Effective
Amendment Number 15, is hereby incorporated by reference.

30 (h) (15) (i)
Fund Participation Agreement (Institutional Shares) between Janus Aspen Series, Janus Distributors, Inc.
and Minnesota Life Insurance Company, previously filed on December 14, 2007 as Exhibit 26(h)(6)(i) to
Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604,
Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (15) (ii)
Rule 22c-2 Shareholder Information Agreement between Janus Capital Management, LLC, Janus
Services LLC, Janus Distributors LLC, Janus Aspen Series and Minnesota Life Insurance Company,
filed on April 20, 2007 as Exhibit 26(h)(2)(viii) to Registrant’s Form N-6, File Number 33-85496,
Post-Effective Amendment Number 17, is hereby incorporated by reference.

30 (h) (15) (iii)
Amendment to Participation Agreement among Minnesota Life Insurance Company Janus Aspen Series, and Janus Distributors LLC, previously filed on April 28, 2021 as Exhibit 26(h)(15)(iii) to Minnesota
Life Individual Universal Life Account's Form N-6, File Number 333-198279, Post-Effective
Amendment Number 12, is hereby incorporated by reference.

30 (h) (15) (iv)
Second Amendment to Fund Participation Agreement among Minnesota Life Insurance Company, Janus
Aspen Series and Janus Distributors US LLC. dated May 1, 2023, previously filed as Exhibit
30(h)(15)(iv) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 15, is hereby incorporated by reference.

30 (h) (16) (i)
Participation Agreement among Minnesota Life Insurance Company, Legg Mason Partners Variable
Equity Trust, Legg Mason Partners Fund Advisor, LLC and Legg Mason Investor Services, LLC,
previously filed on April 27, 2015 as Exhibit 24(b)(8)(mm) to Variable Annuity Account’s Form N-4,
File Number 333-182763 Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

30 (h) (17) (i)
Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger
Berman Management Inc. and Minnesota Life Insurance Company, previously filed on October 9, 2009 as Exhibit 24(c)8(cc) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective
Amendment Number 8, is hereby incorporated by reference.

30 (h) (17) (ii)
Amendment No. 1 to Participation Agreement among Minnesota Life Insurance Company, Neuberger
Berman Advisers Management Trust and Neuberger Berman Investment Advisers LLC, previously filed on August 15, 2019 as Exhibit 24(b)(8)(z)(i) to Variable Annuity Account's Form N-4, File Number
333-233295, Initial Registration Statement, is hereby incorporated by reference.

30 (h) (18) (i)
Shareholder Information Agreement Under Rule 22c-2 of the Investment Company Act of 1940 among
OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Minnesota Life Insurance
Company previously filed on September 6, 2007 as Exhibit 24(c)(8)(w) to Variable Annuity Account’s
Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

30 (h) (18) (ii)
Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and
Minnesota Life Insurance Company, filed on April 29, 2003 as Exhibit 24(c)(8)(x) to Variable Annuity
Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (18) (iii)
Amendment No. 1 to the Participation Agreement among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, filed on April 29, 2003,as Exhibit
24(c)(8)(x)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (18) (iv)
Amendment No. 2 to the Participation Agreement among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, filed on April 29, 2003 as Exhibit
24(c)(8)(x)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (18) (v)
Amendment No. 3 to Participation Agreement among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
26(h)(7)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective
Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (18) (vi)
Amendment No. 4 to Participation Agreement among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(v)
to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment
Number 13, on April 21, 2006, is hereby incorporated by reference.

30 (h) (18) (vii)
Amendment No. 5 to Participation Agreement among Oppenheimer Variable Account Funds,
Oppenheimer Funds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as
Exhibit 24(c)(k)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (18) (viii)
Amendment No. 6 to Participation Agreement among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on October 4, 2007 as
Exhibit 24(c)(8)(g)(vii) to Variable Annuity Account’s Form N-4, File Number 333-136242,
Post-Effective Amendment Number 3, on April 24, 2013, is hereby incorporated by reference.

30 (h) (18) (ix)
Amendment No. 7 to Participation Agreement by and among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as Exhibit 24(c)(8)(g)(vii) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

30 (h) (18) (x)
Amendment No. 8 to Participation Agreement by and among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on September 7, 2011 as Exhibit 24(b)(8)(g)(viii) to Variable Annuity Account’s Form N-4, File Number 333-91784,
Post-Effective Amendment Numbers 28 and 182, is hereby incorporated by reference.

30 (h) (18) (xi)
Amendment No. 9 to Participation Agreement by and among Oppenheimer Variable Account Funds,
OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on April 25, 2014 as
Exhibit 26(h)(5)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233,
Post-Effective Amendment Number 35, is hereby incorporated by reference.

30 (h) (18) (xii)
Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota
Life Insurance Company filed on April 29, 2003 as Exhibit 24(c)(8)(y) to Variable Annuity Account’s
Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (19) (i)
Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota
Life Insurance Company, filed on April 29, 2003 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s
Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (19) (ii)
Schedule A (as amended May 1, 2003) to Minnesota Life Insurance Company's Participation Agreement
filed on April 29, 2003 as Exhibit 24(c)(8)(z)(i) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

30 (h) (19) (iii)
Amendment No. 1 to Participation Agreement among Putnam Variable Trust, Putnam Retail
Management, L.P. and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit
24(c)(m)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective
Amendment Number 2, is hereby incorporated by reference.

30 (h) (19) (iv)
Amendment No. 2 to the Participation Agreement among Putnam Variable Trust, Putnam Retail
Management, L.P. and Minnesota Life Insurance Company. Previously filed on December 15, 2008 as
Exhibit 24(c)(8)(i)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective
Amendment Number 17, is hereby incorporated by reference.

30 (h) (19) (v)
Third Amendment to Supplement to Participation Agreement among Putnam Variable Trust, Putnam
Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed
April 25, 2011 as Exhibit 24(c)8(i)(iv) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
30 (h) (19) (vi)
Fourth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail
Management Limited Partnership and Minnesota Life Insurance Company, previously filed on April 27,
2015 as Exhibit 24(b)8(h)(v) to Variable Annuity Account’s Form N-4, File Number 333-182763,
Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

30 (h) (19) (vii)
Fifth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management
Limited Partnership and Minnesota Life Insurance Company, previously filed on August 15, 2019 as
Exhibit 24(b)(8)(i)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial
Registration Statement, is hereby incorporated by reference.

30 (h) (19) (viii)
Sixth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management
Limited Partnership and Minnesota Life Insurance Company dated May 1, 2023, previously filed as
Exhibit 30(h)(19)(viii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File
Number 333-198279, Post-Effective Amendment Number 15, is hereby incorporated by reference.

30 (h) (20) (i)
Participation Agreement among BlackRock Variable Series Funds, Inc., BlackRock Variable Series Funds
II, Inc., BlackRock Investments, LLC and Minnesota Life Insurance Company, previously filed on
February 23, 2022 as Exhibit 30(h)(20)(i) to Minnesota Life Individual Variable Universal Life
Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 18, is hereby incorporated by reference.

30 (h) (20) (ii)
Distribution Agreement among BlackRock Variable Series Funds, Inc., BlackRock Variable Series Funds
II, Inc. and Minnesota Life Insurance Company, previously filed on February 23, 2022 as Exhibit
30(h)(20)(ii) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number
333-183590, Post-Effective Amendment Number 18, is hereby incorporated by reference.

30 (h) (20) (iii)
Administrative Services Agreement between BlackRock Advisors, LLC and Minnesota Life Insurance
Company, previously filed on February 23, 2022 as Exhibit 30(h)(20)(iii) to Minnesota Life Variable
Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 18,
is hereby incorporated by reference.

30 (h) (21) (i)
Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment
Services, Inc. and Minnesota Life Insurance Company dated May 1, 2023, previously filed as Exhibit
30(h)(21) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 15, is hereby incorporated by reference.

30 (h) (21) (ii)
Variable Insurance Portfolio Administrative Fee Agreement between T. Rowe Price Associates, Inc. and
Minnesota Life Insurance Company dated May 1, 2024, previously filed as Exhibit 30(h)(21)(ii) to
Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-198279,
Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (h) (21) (iii)
Supplement to the Variable Insurance Portfolio Administrative Fee Agreement between T. Rowe Price
Associates, Inc. and Minnesota Life Insurance Company dated May 1, 2024, previously filed as Exhibit
30(h)(21)(iii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number
333-198279, Post-Effective Amendment Number 16, is hereby incorporated by reference.

30 (h) (22) (i)
Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial
Distributors, Inc., and Lincoln Financial Investments Corporation and Minnesota Life Insurance
Company dated April 29, 2024.

30 (h) (22) (ii)
First Amendment to Fund Participation Agreement between Lincoln Variable Insurance Products Trust,
Lincoln Financial Distributors, Inc., and Lincoln Financial Investments Corporation and Minnesota Life
Insurance Company dated January 30, 2026.

30 (h) (22) (iii)
First Amendment to Administration Services Agreement Lincoln Variable Insurance Products Trust,
Lincoln Financial Distributors, Inc., and Lincoln Financial Investments Corporation and Minnesota Life
Insurance Company dated January 30, 2026.

Exhibit Number	Description of Exhibit
30 (i) (1) (ii)
First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and
State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the
Securian Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective
Amendment Number 1, is hereby incorporated by reference.

30 (i) (2) (i)
Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust
Company, previously filed as Exhibit 24(c)(8)(r) to Variable Annuity Account’s Form N-4, File Number
333-91784, Post-Effective Amendment Number 1, on February 26, 2003, is hereby incorporated by reference.

30 (i) (2) (ii)
First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street
Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian
Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective Amendment
Number 1, is hereby incorporated by reference.

30 (i) (3)
Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Securian
Financial Services, Inc., previously filed as Exhibit 8(d) to Variable Annuity Account’s Form N-4, File
Number 811-4294, Post-Effective Amendment Number 193, on July 20, 2012, is hereby incorporated by reference.

30 (j)	Not Applicable.
30 (k)	Opinion and Consent of Jamie B. Bigayer.
30 (l)	Not Applicable.
30 (m)	Not Applicable.
30 (n)	Consent of KPMG.
30 (o)	Not Applicable.
30 (p)	Not Applicable.
30 (q)	Redeemability exemption dated March 1, 2026.
30 (r)	Not Applicable.
30 (s)	Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.